     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 16, 1998


                                                   COMMISSION FILE NOS. 33-43501
                                                                        811-3199
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER
   THE SECURITIES ACT OF 1933                                [ ]


Pre-Effective Amendment No.  _                               [ ]


Post-Effective Amendment No. 11                              [X]
                              and


REGISTRATION STATEMENT UNDER
   THE INVESTMENT COMPANY ACT OF 1940                        [ ]


Amendment No. 43                                             [X]


                    KILICO VARIABLE ANNUITY SEPARATE ACCOUNT
                           (EXACT NAME OF REGISTRANT)

                        KEMPER INVESTORS LIFE INSURANCE
                                    COMPANY
                          (NAME OF INSURANCE COMPANY)

            1 Kemper Drive, Long Grove, Illinois                          60049
(Address of Insurance Company's Principal Executive Offices)           (Zip Code)
 Insurance Company's Telephone Number, including Area Code:          (847) 550-5500

                             Debra P. Rezabek, Esq.
                                 1 Kemper Drive
                           Long Grove, Illinois 60049
                    (Name and Address of Agent for Service)

                                   COPIES TO:


                             KURT W. BERNLOHR, ESQ.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                 1 KEMPER DRIVE
                           LONG GROVE, ILLINOIS 60049
                              JOAN E. BOROS, ESQ.

                 JORDEN BURT BOROS CICCHETTI BERENSEN & JOHNSON

                       1025 THOMAS JEFFERSON STREET, N.W.

                                   SUITE 400E

                             WASHINGTON, D.C. 20007

     Approximate date of proposed public offering: Continuous
It is proposed that this filing will become effective (check appropriate box)
     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

     [ ] on (date) pursuant to paragraph (b) of Rule 485

     [ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(i) of Rule 485

     [ ] 75 days after filing pursuant to paragraph (a)(ii)

     [X] on May 1, 1998 pursuant to paragraph (a)(3) of Rule 485

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


     The Registrant has registered an indefinite number of securities pursuant to Section 24(f) of the 1940 Act.


================================================================================

                             CROSS-REFERENCE SHEET
                    KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

                       REGISTRATION STATEMENT ON FORM N-4

  N-4 ITEM NO.                                                               LOCATION IN PROSPECTUS
  ------------                                                               ----------------------
          PART A
        Item  1.    Cover Page...................................  Cover Page
        Item  2.    Definitions..................................  Definitions
        Item  3.    Synopsis.....................................  Summary; Summary of Expenses;
                                                                   Example
        Item  4.    Condensed Financial Information..............  Condensed Financial Information
        Item  5.    General Description of Registrant, Depositor
                      and Portfolio Companies....................  KILICO, the MVA Option, the Separate
                                                                   Account and the Fund; Voting Rights
        Item  6.    Deductions and Expenses......................  Certificate Charges and Expenses
        Item  7.    General Description of Variable
                      Annuity Contracts..........................  The Certificates; The Accumulation Period
        Item  8.    Annuity Period...............................  The Annuity Period
        Item  9.    Death Benefit................................  The Annuity Period; The Accumulation
                                                                   Period
        Item 10.    Purchases and Contract Value.................  KILICO, the MVA Option, the Separate
                                                                   Account and the Fund; The Certificates;
                                                                   The Accumulation Period
        Item 11.    Redemptions..................................  The Accumulation Period
        Item 12.    Taxes........................................  Federal Income Taxes
        Item 13.    Legal Proceedings............................  Legal Proceedings
        Item 14.    Table of Contents of the Statement of
                      Additional Information.....................  Table of Contents

          PART B
        Item 15.    Cover Page...................................  Cover Page
        Item 16.    Table of Contents............................  Table of Contents
        Item 17.    General Information and History..............  Not Applicable
        Item 18.    Services.....................................  Services to the Separate Account
        Item 19.    Purchase of Securities Being Offered.........  Not Applicable
        Item 20.    Underwriters.................................  Services to the Separate Account
        Item 21.    Calculation of Performance Data..............  Performance Information of
                                                                   Subaccounts
        Item 22.    Annuity Payments.............................  Not Applicable
        Item 23.    Financial Statements.........................  Financial Statements

          PART C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                            PROSPECTUS--MAY 1, 1998

--------------------------------------------------------------------------------

                 INDIVIDUAL AND GROUP VARIABLE AND MARKET VALUE
                      ADJUSTED DEFERRED ANNUITY CONTRACTS
--------------------------------------------------------------------------------

                                KEMPER PASSPORT
                                   ISSUED BY
                    KEMPER INVESTORS LIFE INSURANCE COMPANY
   HOME OFFICE: 1 KEMPER DRIVE, LONG GROVE, ILLINOIS 60049     (847) 550-5500


The types of Individual and Group Variable and Market Value Adjusted Deferred Annuity Contracts ("Contract" or "Contracts") offered by this Prospectus are issued by Kemper Investors Life Insurance Company ("KILICO") and are designed to provide annuity benefits under retirement plans which may or may not qualify for the Federal tax advantages available under Section 401, 403, 408, 408A or 457 of the Internal Revenue Code of 1986, as amended. Depending upon particular state requirements, participation in a group contract will be accounted for by the issuance of a certificate and participation in an individual contract will be accounted for by the issuance of an individual annuity contract. The certificate and individual annuity contract and values thereunder are hereafter both referred to in terms of the "Certificate."



Purchase payments for the Certificates may be allocated to one or more of the investment options under which Certificate values accumulate on either a variable basis or fixed basis subject to a market value adjustment. These options consist of the seventeen Subaccounts of the Separate Account and the Market Value Adjustment Option ("MVA Option"). The Subaccounts invest in the portfolios of the Investors Fund Series (formerly Kemper Investors Fund) (the "Fund"). The Subaccounts available under the Certificates currently invest in the following Portfolios: Kemper Money Market, Kemper Total Return, Kemper High Yield, Kemper Growth (formerly "Equity"), Kemper Government Securities, Kemper International, Kemper Small Cap Growth (formerly "Small Capitalization Equity"), Kemper Investment Grade Bond, Kemper Contrarian Value (formerly "Value"), Kemper Small Cap Value, Kemper Value+Growth, Kemper Horizon 20+, Kemper Horizon 10+, Kemper Horizon 5 (collectively Kemper Horizon 20+, Kemper Horizon 10+ and Kemper Horizon 5 are referred to herein as Horizon), Kemper Blue Chip and Kemper Global Income. Scudder Kemper Investments, Inc. ("SKI"), an affiliate of KILICO, serves as investment manager for each of the Portfolios. Zurich Investment Management Limited ("ZIML"), an affiliate of SKI, serves as a sub-adviser for the Kemper International and Kemper Global Income Portfolios. Subaccounts and Portfolios may be added in the future. Certificate values allocated to any of the Subaccounts will vary to reflect the investment performance of the corresponding Portfolio. The accompanying Prospectus for the Fund describes the investment objectives and the attendant risks of the Portfolios of the Fund. Certificate values allocated to one or more Guarantee Periods of the MVA Option will accumulate on a fixed basis.



This Prospectus is designed to provide you with certain essential information that you should know before investing. A Statement of Additional Information dated May 1, 1998 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A Statement of Additional Information is available upon request from Kemper Investors Life Insurance Company by writing or calling the address or telephone number listed above. A table of contents for the Statement of Additional Information is on page 69 of this Prospectus.


THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR THE INVESTORS FUND SERIES. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


THIS PROSPECTUS AND OTHER INFORMATION ABOUT THE SEPARATE ACCOUNT REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) CAN BE FOUND IN THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.


THE CONTRACTS ARE NOT INSURED BY THE FDIC. THEY ARE OBLIGATIONS OF THE ISSUING INSURANCE COMPANY AND ARE NOT A DEPOSIT OF, OR GUARANTEED BY, ANY BANK OR SAVINGS INSTITUTION AND ARE SUBJECT TO RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
================================================================================


                                                              PAGE
                                                              ----
DEFINITIONS.................................................    1
SUMMARY.....................................................    3
SUMMARY OF EXPENSES.........................................    5
CONDENSED FINANCIAL INFORMATION.............................    7
KILICO, THE MVA OPTION, THE SEPARATE ACCOUNT AND THE FUND...    8
THE CERTIFICATES............................................   13
THE ACCUMULATION PERIOD.....................................   14
CERTIFICATE CHARGES AND EXPENSES............................   21
THE ANNUITY PERIOD..........................................   24
FEDERAL TAX MATTERS.........................................   28
DISTRIBUTION OF CONTRACTS AND CERTIFICATES..................   36
VOTING RIGHTS...............................................   36
REPORTS TO OWNERS AND INQUIRIES.............................   37
DOLLAR COST AVERAGING.......................................   37
SYSTEMATIC WITHDRAWAL PLAN..................................   38
EXPERTS.....................................................   39
LEGAL MATTERS...............................................   39
SPECIAL CONSIDERATIONS......................................   39
AVAILABLE INFORMATION.......................................   39
BUSINESS....................................................   40
PROPERTIES..................................................   48
LEGAL PROCEEDINGS...........................................   48
SELECTED FINANCIAL DATA.....................................   48
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
  AND RESULTS OF OPERATIONS.................................   49
DIRECTORS AND EXECUTIVE OFFICERS OF KILICO..................   64
EXECUTIVE COMPENSATION......................................   67
TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION......   69
FINANCIAL STATEMENTS........................................   69
CHANGE OF ACCOUNTANTS.......................................   69
APPENDIX A ILLUSTRATION OF A MARKET VALUE ADJUSTMENT........   97
APPENDIX B KEMPER INVESTORS LIFE INSURANCE COMPANY DEFERRED
  FIXED AND VARIABLE ANNUITY IRA AND SIMPLE IRA DISCLOSURE
  STATEMENT.................................................  100

DEFINITIONS

The following terms as used in this Prospectus have the indicated meanings:

     ACCUMULATED GUARANTEE PERIOD VALUE--The sum of an Owner's Guarantee Period Values.

     ACCUMULATION PERIOD--The period between the Date of Issue of a Certificate and the Annuity Date.

     ACCUMULATION UNIT--A unit of measurement used to determine the value of each Subaccount during the Accumulation Period.

     ALLOCATION OPTION--The seventeen Subaccounts and the MVA Option available under the Certificate for allocation of Purchase Payments, or transfers of Certificate Value during the Accumulation Period.

     ANNUITANT--The person designated to receive or who is actually receiving annuity payments and upon the continuation of whose life annuity payments involving life contingencies depend.

     ANNUITY DATE--The date on which annuity payments are to commence.

     ANNUITY OPTION--One of several forms in which annuity payments can be made.

     ANNUITY PERIOD--The period starting on the Annuity Date.

     ANNUITY UNIT--A unit of measurement used to determine the amount of Variable Annuity payments.

     BENEFICIARY--The person designated to receive any benefits under a Certificate upon the death of the Annuitant or the Owner prior to the Annuity Period.

     CERTIFICATE--An individual certificate of participation issued by KILICO to each Owner in a group as evidence of his or her rights and benefits under the Contract or an individual contract issued by KILICO to an Owner.

     CERTIFICATE VALUE--The sum of the values of the Owner's Accumulated Guarantee Period Value and Separate Account Value during the Accumulation Period.

     CERTIFICATE YEAR--Period between anniversaries of the Date of Issue of a Certificate.

     CONTRACT--The Variable and Market Value Adjusted Deferred Annuity Contracts offered on an individual or group basis by this Prospectus.

     DATE OF ISSUE--The date on which the first Certificate Year commences.

     DVA--Dreman Value Advisors, Inc., whose Home Office is at 10 Exchange Place, 20th floor, Jersey City, New Jersey 07302.

     FIXED ANNUITY--An annuity under which the amount of each annuity payment does not vary with the investment experience of a Subaccount and is guaranteed by KILICO.

     FUND--Investors Fund Series (formerly Kemper Investors Fund), an open-end management investment company consisting of sixteen portfolios in which the Separate Account invests.

     GENERAL ACCOUNT--All the assets of KILICO other than those allocated to any legally segregated Separate Account.

     GUARANTEED INTEREST RATE--The rate of interest established by KILICO for a given Guarantee Period.

     GUARANTEE PERIOD--A period of time during which an amount is to be credited with a Guaranteed Interest Rate. Guarantee Period options may have durations of from one (1) to ten (10) years, as elected by the Owner.

     GUARANTEE PERIOD VALUE--The Guarantee Period Value is the sum of the
     Owner's: (1) Purchase Payment allocated or amount transferred to a Guarantee Period; plus (2) interest credited; minus (3) withdrawals, previously assessed Withdrawal Charges and transfers; and (4) as adjusted for any applicable Market Value Adjustment previously made.

     KILICO--Kemper Investors Life Insurance Company, whose Home Office is at 1 Kemper Drive, Long Grove, Illinois 60049.

     MARKET ADJUSTED VALUE--A Guarantee Period Value adjusted by the market value adjustment formula on any date prior to the end of a Guarantee Period.

     MARKET VALUE ADJUSTMENT--An adjustment of values under a Guarantee Period in accordance with the market value adjustment formula prior to the end of that Guarantee Period. The adjustment reflects the change in the value of the Guarantee Period Value due to changes in interest rates since the date the Guarantee Period commenced. The adjustment is computed using the market value adjustment formula stated in the Certificate.


     NON-QUALIFIED PLAN CERTIFICATE--A Certificate issued in connection with a retirement plan which does not receive favorable tax treatment under
     Section 401, 403, 408, 408A or 457 of the Internal Revenue Code.


     OWNER--The person designated in the Certificate as having the privileges of ownership defined in the Certificate.

     PURCHASE PAYMENTS--Amounts paid to KILICO by or on behalf of the Owner.


     QUALIFIED PLAN CERTIFICATE--A Certificate issued in connection with a retirement plan which receives favorable tax treatment under Section 401, 403, 408, 408A or 457 of the Internal Revenue Code.


     SEPARATE ACCOUNT--A unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940 known as the KILICO Variable Annuity Separate Account.

     SEPARATE ACCOUNT VALUE--The sum of the Owner's Subaccount values.


     SKI--Scudder Kemper Investments, Inc., (formerly named Zurich Kemper Investments, Inc.), whose Home Office is at 222 South Riverside Plaza, Chicago, Illinois 60606.


     SUBACCOUNTS--The seventeen subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding portfolio of the Fund.

     SUBACCOUNT VALUE--The value of the Owner's interest in each Subaccount.

     VALUATION DATE--Each day when the New York Stock Exchange is open for trading, as well as each day otherwise required.

     VALUATION PERIOD--The interval of time between two consecutive Valuation Dates.

     VARIABLE ANNUITY--An annuity with payments varying in amount in accordance with the investment experience of the Subaccount(s) in which the Owner's Certificate has an interest.

     WITHDRAWAL CHARGE--The "contingent deferred sales charge" assessed against certain withdrawals of Certificate Value in the first six Certificate Years after a Purchase Payment is made or against certain annuitizations of Certificate Value in the first six Certificate Years after a Purchase Payment is made.

     ZIML--Zurich Investment Management Limited, whose Home Office is 1 Fleet Place, London, U.K. EC4M7RQ.

                                    SUMMARY


The following summary should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Any significant variations from the information appearing in the Prospectus which may be required due to differing state law requirements are contained in supplements to this Prospectus or in amendments to the Certificates, as appropriate.

The Certificates described in the Prospectus provide a way to invest on a tax-deferred basis and to receive annuity benefits in accordance with the annuity option selected and the retirement plan under which the Certificate has been purchased. The Prospectus offers Certificates designed for use in connection with both Non-Qualified Plans and Qualified Plans. KILICO makes several underlying investment options, including seventeen Subaccounts and up to ten durations of Guarantee Periods, available for the Owner to pursue his or her investment objectives.


The minimum initial Purchase Payment for each Certificate is $2,000. Subsequent Purchase Payments of at least $500 each will be accepted at any time while the Certificate is in force. (See "The Accumulation Period" page 14.)



KILICO provides for variable accumulations and benefits under the Certificate by crediting purchase payments to one or more Subaccounts of the Separate Account as selected by the Owner. The Subaccounts invest in one of the sixteen corresponding Portfolios (the "Portfolios") of the Investors Fund Series (formerly Kemper Investors Fund) (the "Fund"), a series mutual fund. (See "The Fund," page 10.) Scudder Kemper Investments, Inc. ("SKI"), an affiliate of KILICO, serves as investment manager for each of the Portfolios. Zurich Investment Management Limited ("ZIML"), an affiliate of SKI, serves as a sub-adviser for the Kemper International and Kemper Global Income Portfolios. The Certificate Value allocated to the Separate Account will vary with the investment performance of the Portfolios selected by the Owner.



KILICO also provides for fixed accumulations under the Certificates in the MVA Option. The MVA Option is only available during the Accumulation Period. An Owner may allocate amounts to one or more Guarantee Periods available under the MVA Option with durations of from one to ten years. KILICO may, in its discretion, offer additional Guarantee Periods or, limit for new Certificates the number of Guarantee Period options available to no less than three (3). KILICO will credit interest daily at a rate declared by KILICO in its sole discretion to amounts allocated to the MVA Option and guarantees these amounts at various interest rates ("Guaranteed Interest Rates") for the duration of the Guarantee Period selected by the Owner, subject to any applicable withdrawal charge, Market Value Adjustment or records maintenance charge. KILICO may not change a Guaranteed Interest Rate for the duration of the Guarantee Period; however, Guaranteed Interest Rates for subsequent Guarantee Periods will be determined at the sole discretion of KILICO. At the end of any Owner's Guarantee Period, a subsequent Guarantee Period automatically renews for the same duration as the terminating Guarantee Period unless the Owner elects another Guarantee Period during the designated period before and after the end of the Guarantee Period. The interests under the Certificate relating to the MVA Option are registered under the Securities Act of 1933 but are not registered under the Investment Company Act of 1940. (See "The MVA Option," page 8.)



Transfers between and among Subaccounts and Guarantee Periods during the Accumulation Period are permitted subject to certain limitations. A transfer from a Guarantee Period is subject to a Market Value Adjustment unless effected within 15 days before or 15 days after the existing Guarantee Period ends. Transfers between the Subaccounts are permitted during the Annuity Period after the first year of annuitization subject to certain limitations. (See "Transfer During Accumulation Period" and "Transfer During Annuity Period," pages 17 and 26.)

An Owner may withdraw up to 15% of the Certificate Value in any Certificate Year without assessment of a Withdrawal Charge. If the Owner withdraws an amount in excess of 15% of the Certificate Value in any Certificate Year, the amount withdrawn in excess of 15% is subject to a Withdrawal Charge.


The Withdrawal Charge is assessed on withdrawals attributable to Purchase Payments and all related accumulations during the first six Certificate Years after the Purchase Payments are made. The Withdrawal Charge starts at 6% in the Certificate Year in which the Purchase Payment is made (the first "Contribution Year") and remains at 6% in the second Contribution Year; reduces to 5% in the third and fourth Contribution Years; reduces to 4% in the fifth and sixth Contribution Years and reduces to 0% thereafter. However, in no event shall the aggregate Withdrawal Charges assessed against a Certificate exceed 9% of the aggregate Purchase Payments made under the Certificate. Withdrawals will have tax consequences, which may include the amount of the withdrawal being subject to income tax and in some circumstances an additional 10% penalty tax. Withdrawals are permitted from Certificates issued in connection with Section 403(b) Qualified Plans only under limited circumstances. (See "Federal Tax Matters," page 28)



A Market Value Adjustment also applies to any withdrawal (except during the "free look" period), transfer, purchase of an annuity option and to death benefit payments made more than 15 days before or 15 days after the end of a Guarantee Period in the MVA Option. The Market Value Adjustment is applied to the amount being withdrawn before deduction of any applicable Withdrawal Charges. (See "The Certificates," page 13.)



KILICO deducts a charge for mortality and expense risks and administrative costs at an annual rate of 1.25% of the daily net assets of the Separate Account. At the end of each Certificate Year, on surrender of a Certificate, and on surrender upon annuitization, KILICO deducts a records maintenance charge ("Record Maintenance Charge") of $30 from the Owner's account. The Records Maintenance Charge will not be deducted during the Annuity Period. The Records Maintenance Charge will also be waived for Certificates with a Certificate Value exceeding $50,000 on the date of assessment. KILICO also deducts state premium taxes from the Owner's account when paid by KILICO or upon annuitization. (See "Certificate Charges and Expenses," page 21.) In addition, SKI is paid a management fee based upon the average daily net assets of the Portfolios for which it serves as investment manager. (See "The Fund," page 10 and the Fund prospectus.)



The Certificates may be purchased in connection with retirement plans which qualify either under Section 401 or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code") or as individual retirement annuities established under
Section 408 of the Code, including Roth IRAs established under Section 408A of the Code. The Certificates are also available in connection with state and municipal deferred compensation plans and other entities qualified under Section 457 of the Code and under other deferred compensation arrangements, and are also offered under other retirement plans which may not qualify for similar tax advantages. (See "Taxation of Annuities in General," page 29.)



An Owner has the right within the "free look" period (generally ten days, subject to state variation) after receiving the Certificate to cancel the Certificate by delivering or mailing it to KILICO. Upon receipt by KILICO, the Certificate will be cancelled and a refund will be made. The amount of the refund will depend on the state in which the Certificate is issued; however, it will be an amount at least equal to the Separate Account Value plus amounts allocated to the Guarantee Periods which will not be subject to the Market Value Adjustment. (See "The Certificates," page 13.) In addition, a different "free look" period applies in some circumstances to Certificates issued as individual retirement annuities under Section 408 of the Code or as Roth IRAs under Section 408A of the Code.

                              SUMMARY OF EXPENSES

CERTIFICATE OWNER TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of purchase payments).....................................  None
Contingent Deferred Sales Load (as a percentage of amount surrendered)*
                                                          Certificate Year of Withdrawal
                                                          First year.......................................    6%
                                                          Second year......................................    6%
                                                          Third year.......................................    5%
                                                          Fourth year......................................    5%
                                                          Fifth year.......................................    4%
                                                          Sixth year.......................................    4%
                                                          Seventh year and following.......................    0%
Surrender Fees (in addition to Withdrawal Charge)**........................................................  None
Exchange Fee...............................................................................................  None
ANNUAL CONTRACT FEE (Records Maintenance Charge)***........................................................   $30

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average daily
account value)
Mortality and Expense Risk....  1.10%
Administration................   .15%
Account Fees and Expenses.....     0%
Total Separate Account
  Annual Expenses.............  1.25%


FUND ANNUAL EXPENSES
(as percentage of each Portfolio's average net assets for the period ended December 31, 1996)
                                                                                                          KEMPER
                      KEMPER    KEMPER                           KEMPER                      KEMPER     INVESTMENT
                       MONEY    TOTAL      KEMPER     KEMPER   GOVERNMENT      KEMPER       SMALL CAP     GRADE
                      MARKET+   RETURN   HIGH YIELD   GROWTH   SECURITIES   INTERNATIONAL    GROWTH        BOND
                      -------   ------   ----------   ------   ----------   -------------   ---------   ----------
Management Fees.....  .50%     .55%       .60%       .60%       .55%           .75%          .65%        .60%
Other Expenses......  .05      .05        .05        .05        .09            .16           .06         .20
                      ---      ---        ---        ---        ---            ---           ---         ---
Total Portfolio
  Annual Expenses...  .55%     .60%       .65%       .65%       .64%           .91%          .71%        .80%
                      ===      ===        ===        ===        ===            ===           ===         ===



                        KEMPER       KEMPER     KEMPER                                           KEMPER   KEMPER
                      CONTRARIAN   SMALL CAP    VALUE+     KEMPER        KEMPER       KEMPER      BLUE    GLOBAL
                        VALUE        VALUE      GROWTH   HORIZON 20+   HORIZON 10+   HORIZON 5   CHIP#    INCOME#
                      ----------   ---------    ------   -----------   -----------   ---------   ------   -------
Management Fees.....   .75%         .75%       .75%        .60%          .60%         .60%      .65%      .75%
Other Expenses......   .05          .09        .09         .33           .23          .37       .30       .30
                       ---          ---        ---         ---           ---          ---       ---      ----
Total Portfolio
  Annual Expenses...   .80%         .84%       .84%        .93%          .83%         .97%      .95%     1.05%
                       ===          ===        ===         ===           ===          ===       ===      ====


                                    EXAMPLE


                                                    SUBACCOUNT               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                    ----------               ------    -------    -------    --------
If you surrender your contract at the     Kemper Money Market #1+             $81       $113       $147        $216
end of the applicable time period:        Kemper Total Return                  81        114        149         222
  You would pay the following expenses    Kemper High Yield                    82        116        152         227
  on a $1,000 investment, assuming 5%     Kemper Growth                        82        116        152         227
  annual return on assets:                Kemper Government Securities         81        116        151         226
                                          Kemper International                 84        123        164         255
                                          Kemper Small Cap Growth              82        118        155         234
                                          Kemper Investment Grade Bond         83        120        159         243
                                          Kemper Contrarian Value              83        120        159         243
                                          Kemper Small Cap Value               83        121        161         247
                                          Kemper Value+Growth                  83        121        161         247
                                          Kemper Horizon 20+                   84        124        165         257
                                          Kemper Horizon 10+                   83        121        161         246
                                          Kemper Horizon 5                     85        125        167         261
                                          Kemper Blue Chip#                    85        125         --          --
                                          Kemper Global Income#                85        127         --          --

If you do not surrender your contract:    Kemper Money Market #1+             $19       $ 58       $100        $216
  You would pay the following expenses    Kemper Total Return                  19         60        103         222
  on a $1,000 investment, assuming 5%     Kemper High Yield                    20         61        105         227
  annual return on assets:                Kemper Growth                        20         61        105         227
                                          Kemper Government Securities         20         61        105         226
                                          Kemper International                 22         69        119         255
                                          Kemper Small Cap Growth              20         63        108         234
                                          Kemper Investment Grade Bond         21         66        113         243
                                          Kemper Contrarian Value              21         66        113         243
                                          Kemper Small Cap Value               22         67        115         247
                                          Kemper Value+Growth                  22         67        115         247
                                          Kemper Horizon 20+                   23         70        120         257
                                          Kemper Horizon 10+                   22         67        115         246
                                          Kemper Horizon 5                     23         71        122         261
                                          Kemper Blue Chip#                    23         70         --          --
                                          Kemper Global Income#                24         73         --          --

The purpose of the preceding table is to assist Owners in understanding the various costs and expenses that a Owner in a Subaccount will bear directly or indirectly. The table reflects expenses of both the Separate Account and the Fund but not the MVA Option. See "Certificate Charges and Expenses" and "The MVA Option" for more information regarding the various costs and expenses. THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES AND DOES NOT INCLUDE THE DEDUCTION OF STATE PREMIUM TAXES, WHICH MAY BE ASSESSED BEFORE OR UPON ANNUITIZATION. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Subaccount. The Records Maintenance Charge is a single charge, it is not a separate charge for each Subaccount. In addition, the effect of the Records Maintenance Charge has been reflected by applying the percentage derived by dividing the total amounts of annual Records Maintenance Charge collected by the total net assets of all the Subaccounts in the Separate Account.

  * A Certificate Owner may withdraw up to 15% of the Separate Account Value plus Market Adjusted Value in any Certificate Year without assessment of any charge. Under certain circumstances the contingent deferred sales load may be reduced or waived, including when certain annuity options are selected.

 ** Surrenders and other withdrawals from the MVA Option are subject to a Market
    Value Adjustment unless made within 15 days before or 15 days after the end of a Guarantee Period. The Market Value Adjustment may increase or reduce the Guarantee Period Value.

*** Under certain circumstances the annual Records Maintenance Charge may be reduced or waived. The annual Records Maintenance Charge will be waived for Certificates with a Certificate Value exceeding $50,000 on the date of assessment.


  + Kemper Money Market Subaccount #2 is not shown because it is available only for dollar cost averaging that will deplete an Owner's Subaccount Value entirely at least by the end of the third Certificate Year.



  # The Kemper Blue Chip and Kemper Global Income Portfolios commenced operations on May 1, 1997. "Other Expenses" are estimates.

--------------------------------------------------------------------------------
                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 The following condensed financial information is derived from the financial statements of the Separate Account. The data should be read in conjunction with the financial statements, related notes and other financial information included in the Statement of Additional Information.


 Selected data for accumulation units outstanding as of the year ended December 31, 1997:



                                                  1997     1996     1995     1994     1993     1992
ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD*   ----     ----     ----     ----     ----     ----
Kemper Money Market Subaccount #1                 1.153    1.112    1.065    1.037    1.021    1.000
Kemper Money Market Subaccount #2                 1.227    1.168    1.105    1.063    1.034    1.000
Kemper Total Return Subaccount                    1.423    1.234     .991    1.109    1.002    1.000
Kemper High Yield Subaccount                      1.708    1.515    1.308    1.354    1.143    1.000
Kemper Growth Subaccount                          1.724    1.436    1.093    1.153    1.018    1.000
Kemper Government Securities Subaccount           1.263    1.247    1.061    1.104    1.050    1.000
Kemper International Subaccount                   1.571    1.365    1.225    1.287     .981    1.000
Kemper Small Cap Growth Subaccount**              1.675    1.324    1.031
Kemper Investment Grade Bond Subaccount***        1.027
Kemper Contrarian Value Subaccount***             1.164
Kemper Small Cap Value Subaccount***              1.010
Kemper Value+Growth Subaccount***                 1.137
Kemper Horizon 20+ Subaccount***                  1.144
Kemper Horizon 10+ Subaccount***                  1.105
Kemper Horizon 5 Subaccount***                    1.087
Kemper Blue Chip Subaccount****
Kemper Global Income Subaccount****



                                                1997     1996     1995     1994     1993     1992
  ACCUMULATION UNIT VALUE AT END OF PERIOD      ----     ----     ----     ----     ----     ----
Kemper Money Market Subaccount #1               1.199    1.153    1.112    1.065    1.037    1.021
Kemper Money Market Subaccount #2               1.292    1.227    1.168    1.105    1.063    1.034
Kemper Total Return Subaccount                  1.685    1.423    1.234     .991    1.109    1.002
Kemper High Yield Subaccount                    1.883    1.708    1.515    1.308    1.354    1.143
Kemper Growth Subaccount                        2.066    1.724    1.436    1.093    1.153    1.018
Kemper Government Securities Subaccount         1.359    1.263    1.247    1.061    1.104    1.050
Kemper International Subaccount                 1.698    1.571    1.365    1.225    1.287     .981
Kemper Small Cap Growth Subaccount**            2.220    1.675    1.324    1.031
Kemper Investment Grade Bond Subaccount***      1.106    1.027
Kemper Contrarian Value Subaccount***           1.499    1.164
Kemper Small Cap Value Subaccount***            1.215    1.010
Kemper Value+Growth Subaccount***               1.408    1.137
Kemper Horizon 20+ Subaccount***                1.361    1.144
Kemper Horizon 10+ Subaccount***                1.274    1.105
Kemper Horizon 5 Subaccount***                  1.210    1.087
Kemper Blue Chip Subaccount****                 1.106
Kemper Global Income Subaccount****             1.020



NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF   1997     1996     1995     1994     1993     1992
              PERIOD (000'S OMITTED)                 ----     ----     ----     ----     ----     ----
Kemper Money Market Subaccount #1                   20,687   12,271    8,710   14,423    5,757    3,037
Kemper Money Market Subaccount #2                    4,951    6,923    1,981    3,333    3,033    6,561
Kemper Total Return Subaccount                      72,701   73,747   65,648   68,207   51,444   27,355
Kemper High Yield Subaccount                        53,550   49,626   37,502   28,545   22,109    6,519
Kemper Growth Subaccount                            53,984   59,737   55,059   55,308   37,678   19,693
Kemper Government Securities Subaccount             19,445   21,355   21,288   24,760   28,414   16,647
Kemper International Subaccount                     28,090   27,660   20,930   21,035   12,503    4,699
Kemper Small Cap Growth Subaccount**                11,754   10,280    5,316    2,637
Kemper Investment Grade Bond Subaccount***           3,586    1,381
Kemper Contrarian Value Subaccount***               23,349   11,193
Kemper Small Cap Value Subaccount***                15,213    8,113
Kemper Value+Growth Subaccount***                   13,973    7,220
Kemper Horizon 20+ Subaccount***                     3,498    2,586
Kemper Horizon 10+ Subaccount***                     5,297    4,162
Kemper Horizon 5 Subaccount***                       2,899    1,818
Kemper Blue Chip Subaccount****                      1,879
Kemper Global Income Subaccount****                    319


--------------------------------------------------------------------------------
   * Commencement of Offering on January 6, 1992.
  ** Commencement of Offering on May 2, 1994 at initial accumulation unit value of 1.000.
 *** Commencement of Offering on May 1, 1996 at initial accumulation unit value of 1.000.

**** Commencement of Offering on May 1, 1997 at initial accumulation unit value of 1.000.

           KILICO, THE MVA OPTION, THE SEPARATE ACCOUNT AND THE FUND

KEMPER INVESTORS LIFE INSURANCE COMPANY


Kemper Investors Life Insurance Company ("KILICO"), 1 Kemper Drive, Long Grove, Illinois 60049, was organized in 1947 and is a stock life insurance company organized under the laws of the State of Illinois. KILICO offers annuity and life insurance products and is admitted to do business in the District of Columbia and all states except New York. KILICO is a wholly-owned subsidiary of Kemper Corporation, a nonoperating holding company. Kemper Corporation is a wholly-owned subsidiary of Zurich Holding Company of America ("ZHCA"), which is a wholly-owned subsidiary of Zurich Insurance Company ("Zurich").


THE MVA OPTION

An Owner may allocate amounts in the MVA Option to one or more Guarantee Periods with durations of one (1) to ten (10) years during the Accumulation Period. KILICO may, at its discretion, offer additional Guarantee Periods or limit, for new Certificates, the number of durations of Guarantee Periods available to no less than three (3).

The amounts allocated to the MVA Option under the Contracts are invested in accordance with the standards applicable to KILICO's general account. Assets supporting the amounts allocated to MVA Periods under the Contracts are held in a "non-unitized" separate account of KILICO. However, all of KILICO's general account assets are available to fund benefits under the Contracts. A non-unitized separate account is a separate account in which the Owner does not participate in the performance of the assets through unit values. There are no discrete units for this separate account. The assets of the non-unitized separate account are held as reserves for the guaranteed obligations of KILICO. The assets of the separate account are not chargeable with liabilities arising out of the business conducted by any other separate account or out of any other business KILICO may conduct.


State insurance laws concerning the nature and quality of investments regulate KILICO's investments for its general account and any non-unitized separate account. Within specified limits and subject to certain standards, these laws generally permit investment in federal, state and municipal obligations, preferred and common stocks, corporate bonds, real estate mortgages, real estate and certain other investments. (See "Management's Discussion and Analysis--INVESTMENTS" and "FINANCIAL STATEMENTS" for information on KILICO's investments.) Assets of KILICO's general account are managed by Scudder Kemper Investments, Inc. ("SKI") an affiliate of KILICO and a wholly owned subsidiary of ZKI Holding Corporation. ZKI Holding Corp. is a more than 90% owned subsidiary of ZHCA, which is a wholly-owned subsidiary of Zurich.


KILICO intends to consider the return available on the instruments in which it intends to invest the proceeds from the Certificates when it establishes Guaranteed Interest Rates. Such return is only one of many factors considered in establishing the Guaranteed Interest Rates. (See "The Accumulation Period--D. Establishment of Guaranteed Interest Rates.")

KILICO's investment strategy for this non-unitized separate account is generally to invest in debt instruments that it uses to match its liabilities with regard to a Guarantee Period. This is done, in KILICO's sole discretion, by investing in any type of instrument that is authorized under applicable state law. KILICO expects to invest a substantial portion of the Purchase Payments received in debt instruments as follows: (1) securities issued by the United States Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the United States Government; (2) debt securities which have an investment grade, at the time of purchase, within the four (4) highest grades assigned by Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A or Baa), Standard & Poor's Corporation ("Standard & Poor's") (AAA, AA, A or BBB), or any other nationally recognized rating service; and (3) other debt instruments including, but not limited to, issues of or guaranteed by banks or bank holding companies and corporations, which obligations, although not rated by Moody's or Standard & Poor's, are deemed by KILICO's management to have an investment quality comparable to securities which may be purchased as stated above. In addition, KILICO may engage in options and futures transactions on fixed income securities.


KILICO's invested assets portfolio at December 31, 1997 included approximately
87.4 percent in U.S. Treasuries, investment grade corporate, foreign and municipal bonds, and commercial paper, .3 percent in below investment grade (high risk) bonds, 4.9 percent in mortgage loans and other real estate-related investments and 7.4 percent in all other investments. (See "Management's Discussion and Analysis--INVESTMENTS.")


KILICO is not obligated to invest the amounts allocated to the MVA Option according to any particular strategy, except as may be required by applicable state insurance laws. (See "Management's Discussion and Analysis--INVESTMENTS.")

THE SEPARATE ACCOUNT

KILICO originally established the KILICO Variable Annuity Separate Account (the "Separate Account") on May 29, 1981 pursuant to Illinois law as the KILICO Money Market Separate Account, registered with the Securities and Exchange Commission ("Commission") as an open-end, diversified management investment company under the Investment Company Act of 1940 ("1940 Act"). On November 2, 1989, contract owners approved a Reorganization under which the Separate Account was restructured as a multi-subaccount unit investment trust registered with the Commission under the 1940 Act. Such registration does not involve supervision by the Commission of the management, investment practices or policies of the Separate Account or KILICO.

The Separate Account is administered and accounted for as part of the general business of KILICO, but the income and capital gains or capital losses, whether or not realized, for assets allocated to the Separate Account are credited to or charged against the assets held in the Separate Account, without regard to any other income, capital gains or capital losses of any other separate account or arising out of any other business which KILICO may conduct. The benefits provided under the Contracts and Certificates are obligations of KILICO. The assets of the Separate Account are not chargeable with liabilities arising out of the business conducted by any other separate account or out of any other business KILICO may conduct.

The Separate Account holds assets that are segregated from all of KILICO's other assets. The Separate Account is used to support the variable annuity contracts described herein during both the Accumulation Period and Annuity Period and certain other variable annuity contracts. The obligations to Owners and beneficiaries arising under the Contracts and Certificates are general corporate obligations of KILICO.


The Separate Account is divided into Subaccounts, including the seventeen Subaccounts currently offered under the Certificates. Each Subaccount invests exclusively in shares of one of the corresponding Portfolios of the Fund. Additional Subaccounts may be added in the future. Not all Subaccounts may be available in all jurisdictions or under all Certificates.


The Separate Account will purchase and redeem shares from the Fund at net asset value. KILICO will redeem Fund shares as necessary to provide benefits, to deduct charges under the Certificates and to transfer assets from one Subaccount to another as requested by Owners. All dividends and capital gains distributions received by the Separate Account from a Portfolio of the Fund will be reinvested in such Portfolio at net asset value and retained as assets of the corresponding Subaccount.

The Separate Account's financial statements appear in the Statement of Additional Information.

THE FUND

The Separate Account invests in shares of the Investors Fund Series (formerly Kemper Investors Fund), a series type mutual fund registered with the Commission as an open-end, management investment company. Registration of the Fund does not involve supervision of its management, investment practices or policies by the Commission. The Fund is designed to provide an investment vehicle for variable annuity contracts and variable life insurance. Shares of the Fund are sold only to insurance company separate accounts. In addition to selling shares to variable annuity and variable life separate accounts of KILICO and its affiliates (currently, the Separate Account and KILICO Variable Separate Account), shares of the Fund may be sold to variable life insurance and variable annuity separate accounts of insurance companies not affiliated with KILICO. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of companies unaffiliated with KILICO, or for both variable life insurance separate accounts and variable annuity separate accounts, to invest simultaneously in the Fund. Currently, neither KILICO nor the Fund foresees any such disadvantages to either variable life insurance or variable annuity owners. Management of the Fund has an obligation to monitor events to identify material conflicts between such owners and determine what action, if any, should be taken. In addition, if KILICO believes that the Fund's response to any of those events or conflicts insufficiently protects the Owners, it will take appropriate action on its own.


The Fund currently consists of the following Portfolios available under the
Certificates: Kemper Money Market, Kemper Total Return, Kemper High Yield, Kemper Growth, Kemper Government Securities, Kemper International, Kemper Small Cap Growth, Kemper Investment Grade Bond, Kemper Contrarian Value, Kemper Small Cap Value, Kemper Value+Growth, Kemper Horizon 20+, Kemper Horizon 10+, Kemper Horizon 5, Kemper Blue Chip and Kemper Global Income. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Each Portfolio is diversified except the Kemper Global Income Portfolio.



The sixteen Portfolios of the Fund available under the Certificates are summarized below:



KEMPER MONEY MARKET PORTFOLIO seeks maximum current income to the extent consistent with stability of principal from a portfolio of high quality money market instruments.



KEMPER TOTAL RETURN PORTFOLIO seeks a high total return, a combination of income and capital appreciation, by investing in a combination of debt securities and common stocks.



KEMPER HIGH YIELD PORTFOLIO seeks to provide a high level of current income by investing in fixed-income securities.



KEMPER GROWTH PORTFOLIO seeks maximum appreciation of capital through diversification of investment securities having potential for capital appreciation.



KEMPER GOVERNMENT SECURITIES PORTFOLIO seeks high current return consistent with preservation of capital from a portfolio composed primarily of U.S. Government securities.



KEMPER INTERNATIONAL PORTFOLIO seeks total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities.

KEMPER SMALL CAP GROWTH PORTFOLIO seeks maximum appreciation of investors' capital from a portfolio primarily of growth stocks of smaller companies.



KEMPER INVESTMENT GRADE BOND PORTFOLIO seeks high current income by investing primarily in a diversified portfolio of investment grade debt securities.



KEMPER CONTRARIAN VALUE PORTFOLIO seeks to achieve a high rate of total return from a portfolio primarily of value stocks of larger companies.



KEMPER SMALL CAP VALUE PORTFOLIO seeks long-term capital appreciation from a portfolio primarily of value stocks of smaller companies.



KEMPER VALUE+GROWTH PORTFOLIO seeks growth of capital through professional management of a portfolio of growth and value stocks.



KEMPER HORIZON 20+ PORTFOLIO, designed for investors with approximately a 20+ year investment horizon, seeks growth of capital, with income as a secondary objective.



KEMPER HORIZON 10+ PORTFOLIO, designed for investors with approximately a 10+ year investment horizon, seeks a balance between growth of capital and income, consistent with moderate risk.



KEMPER HORIZON 5 PORTFOLIO, designed for investors with approximately a 5 year investment horizon, seeks income consistent with preservation of capital, with growth of capital as a secondary objective.



KEMPER BLUE CHIP PORTFOLIO seeks growth of capital and of income.



KEMPER GLOBAL INCOME PORTFOLIO seeks to provide high current income consistent with prudent total return asset management.



There is no assurance that any of the Portfolios of the Fund will achieve its objective as stated in the Fund's prospectus. More detailed information, including a description of risks involved in investing in each of the Portfolios, may be found in the prospectus for the Fund, which must accompany or precede this Prospectus, and the Fund's Statement of Additional Information available upon request from Kemper Investors Life Insurance Company, 1 Kemper Drive, Long Grove, Illinois 60049 or Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606. Read the prospectus carefully before investing.



Responsibility for overall management of the Fund rests with the Board of Trustees and officers of the Fund. Scudder Kemper Investments, Inc. ("SKI"), an affiliate of KILICO, serves as investment manager for each of the Portfolios. Zurich Investment Management Limited ("ZIML"), an affiliate of SKI, serves as sub-adviser for the Kemper International and Kemper Global Income Portfolios.


CHANGE OF INVESTMENTS

KILICO reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. KILICO reserves the right to eliminate the shares of any of the portfolios of the Fund and to substitute shares of another portfolio of the Fund or of another investment company, if the shares of a portfolio are no longer available for investment, or if in its judgment further investment in any portfolio becomes inappropriate in view of the purposes of the Separate Account. KILICO will not substitute any shares attributable to an Owner's interest in a Subaccount of the Separate Account without notice to the Owner and prior approval of the Commission, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

KILICO also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new portfolio of the Fund, or in shares of another investment company, with a specified investment objective. New subaccounts may be established when, in the sole discretion of KILICO, marketing needs or investment conditions warrant, and any new subaccounts may be made available to existing Owners as determined by KILICO. KILICO may also eliminate or combine one or more subaccounts, transfer assets, or it may substitute one subaccount for another subaccount, if, in its sole discretion, marketing, tax, or investment conditions warrant. KILICO will notify all Owners of any such changes.

If deemed by KILICO to be in the best interests of persons having voting rights under the Certificate, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with other KILICO separate accounts. To the extent permitted by law, KILICO may also transfer the assets of the Separate Account associated with the Certificate to another separate account, or to the General Account.


PERFORMANCE INFORMATION



From time to time, the Separate Account may advertise several types of performance information for the Subaccounts. All Subaccounts may advertise standardized "average annual total return" and nonstandardized "total return." The Kemper High Yield Subaccount, Kemper Government Securities Subaccount, Kemper Investment Grade Bond Subaccount and Kemper Global Income Subaccount may also advertise 'yield'. The Kemper Money Market Subaccount #1 and Kemper Money Market Subaccount #2 (collectively, the Kemper Money Market Subaccounts) may advertise "yield" and "effective yield." Each of these figures is based upon historical earnings and is not necessarily representative of the future performance of a Subaccount.



Standardized average annual total return and nonstandardized total return calculations measure the net income of a Subaccount plus the effect of any realized or unrealized appreciation or depreciation of the underlying investments in the Subaccount for the period in question. Standardized average annual total return and nonstandardized total return will be quoted for periods of at least one year, three years, five years and ten years, if applicable, and a period covering the time the underlying Portfolio has been held in the Subaccount (life of Subaccount) for standardized average annual total return or a period covering the time the underlying Portfolio has been in existence (life of Portfolio) for nonstandardized total return. This information will be current for a period ending with the most recent calendar quarter for standardized average annual total return and the most recent calendar month for nonstandardized total return. Standardized average annual total return figures are annualized, and, therefore, represent the average annual percentage change in the value of an investment in a Subaccount over the applicable period. Nonstandardized total return may include annualized and nonannualized (cumulative) figures. Nonannualized figures represent the actual percentage change over the applicable period.



Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (seven-day period for the Kemper Money Market Subaccounts) expressed as a percentage of the value of the Subaccount's Accumulation Units. Yield is an annualized figure, which means that it is assumed that the Subaccount generates the same level of net income over a one year period which is compounded on a semi-annual basis. The effective yield for the Kemper Money Market Subaccounts is calculated similarly but includes the effect of assumed compounding calculated under rules prescribed by the Securities and Exchange Commission. The Kemper Money Market Subaccounts' effective yield will be slightly higher than its yield due to this compounding effect.

The Subaccounts' units are sold at Accumulation Unit value. The Subaccounts' performance figures and Accumulation Unit values will fluctuate. Units of the Subaccounts are redeemable by an investor at Accumulation Unit value, which may be more or less than original cost. The performance figures include the deduction of all expenses and fees, including a prorated portion of the Records Maintenance Charge. Redemptions within the first six years after purchase may be subject to a Withdrawal Charge that ranges from 6% the first year to 0% after six years. Yield, effective yield and total return figures do not include the effect of any Withdrawal Charge that may be imposed upon the redemption of units, and thus may be higher than if such charges were deducted. Standardized average annual total return figures include the effect of the applicable Withdrawal Charge that may be imposed at the end of the period in question.



The Subaccounts may be compared to relevant indices and performance data from independent sources. From time to time, the Separate Account may quote information from publications such as MORNINGSTAR, INC., THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BARRON'S, FORTUNE, THE CHICAGO TRIBUNE, USA TODAY, INSTITUTIONAL INVESTOR, NATIONAL UNDERWRITER, SELLING LIFE INSURANCE, BROKER WORLD, REGISTERED REPRESENTATIVE, INVESTMENT ADVISOR and VARDS.



Additional information concerning a Subaccount's performance and these indices and independent sources is provided in the Statement of Additional Information.


                                THE CERTIFICATES

The Prospectus offers Certificates for use in connection with both Qualified Plans and Non-Qualified Plans. The minimum initial Purchase Payment for a Certificate is $2,000. Subsequent Purchase Payments of at least $500 will be accepted at any time while the Certificate is in force. The prior approval of KILICO is required before it will accept a Purchase Payment in excess of $1,000,000. The maximum amount of Purchase Payments may also be limited by the provisions of the retirement plan pursuant to which the Certificate has been purchased.

KILICO may at any time amend the Contract and Certificate in accordance with changes in the law, including applicable tax laws, regulations or rulings, and for other purposes.


An Owner is allowed a "free look" period (generally ten days, subject to state variation) after receiving the Certificate, to review it and decide whether or not to keep it. If the Owner decides to return the Certificate, it may be cancelled by delivering or mailing it to KILICO. Upon receipt by KILICO, the Certificate will be cancelled and a refund will be made. The amount of the refund will depend on the state in which the Certificate is issued; however, it will generally be an amount at least equal to the Separate Account Value plus amounts allocated to the Guarantee Periods on the date of receipt by KILICO, without any deduction for withdrawal charges or Records Maintenance Charges. In some states applicable law requires that the amount of the Purchase Payment be returned. In addition, a different "free look" period applies in some circumstances to Certificates issued as individual retirement annuities under
Section 408 of the Code or as Roth IRAs under Section 408A of the Code.


During the Accumulation Period, the Owner may assign the Certificate or change a Beneficiary at any time by filing such assignment or change with KILICO's home office at 1 Kemper Drive, Long Grove, Illinois 60049. No assignment or Beneficiary change shall be binding on KILICO until received by KILICO. KILICO assumes no responsibility for the validity of such assignment or Beneficiary change. An assignment may subject the Owner to immediate tax liability. (See "Taxation of Partial and Full Withdrawals.")

Amounts payable during the Annuity Period may not be assigned or encumbered and, to the extent permitted by law, are not subject to levy, attachment or other judicial process for the payment of the payee's debts or obligations.

The original Beneficiary may be named in the application for the Certificate. If a Beneficiary is not named, or if no named Beneficiary survives the Annuitant, the Beneficiary shall be the Owner's estate upon the death of the Owner, or the Annuitant's estate upon the death of the Annuitant who is not the Owner.


A change of Beneficiary designation under a Qualified Plan Certificate may be prohibited by the provisions of the applicable plan. Generally, an interest in a Qualified Plan Certificate may not be assigned.


                            THE ACCUMULATION PERIOD

A. APPLICATION OF PURCHASE PAYMENTS.

An eligible member of a group or an individual to which a Certificate has been issued may participate by submitting to KILICO for approval a completed enrollment application form along with the required initial Purchase Payment. KILICO issues a Certificate upon acceptance of the application and receipt of the Purchase Payment. Purchase Payments are confirmed to an Owner in writing. Purchase Payments are allocated to the Subaccount(s) or Guarantee Period(s) as selected by the Owner, subject to a minimum of $1,000 in each Subaccount and Guarantee Period.

KILICO will issue a Certificate without having previously received a signed application from the applicant in the following circumstances. A dealer may inform KILICO of an applicant's answers to the questions in the application by submitting an unsigned application and cause the initial Purchase Payment to be paid to KILICO. If the information is in good order, KILICO will issue the Certificate with a copy of the completed application. The Certificate will be delivered to the owner with a letter requesting the Owner to sign and return to KILICO a copy of the application in confirmation of the correctness of the information on the application.

The amount of each Purchase Payment credited to a Subaccount will be based on the next computed value of an Accumulation Unit following receipt of payment in proper form by KILICO. The value of an Accumulation Unit is determined when the net asset values of the Portfolios of the Fund are calculated, which is generally at 3:00 p.m. Chicago time on each day that the New York Stock Exchange is open for trading. Purchase Payments allocated to a Guarantee Period will begin earning interest one day after receipt in proper form. However, with respect to initial Purchase Payments allocated to either Subaccount(s) or Guarantee Period(s), the amount will be credited only after an affirmative determination by KILICO to issue the Certificate, but no later than the second day following receipt of the Purchase Payment. Wired funds received before 3:00 p.m. (CST) will be credited that day. Wired funds received after 3:00 p.m. (CST) will be credited the next business day. After the initial purchase, the number of Accumulation Units credited is determined by dividing the Purchase Payment amount allocated to a Subaccount by the Accumulation Unit value which is next computed following receipt by KILICO of any Purchase Payment in good funds. Purchase Payments will not be received except on those days when the New York Stock Exchange is open for trading.

The number of Accumulation Units will not change because of a subsequent change in value. The dollar value of an Accumulation Unit will vary to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount other than the Records Maintenance Charge. The number of Accumulation Units and the amount of Guarantee Period Value will be reduced upon assessment of the Records Maintenance Charge.

If KILICO has not been provided with information sufficient to establish a Certificate or to properly credit such Purchase Payment, it will promptly request that the necessary information be furnished. If the requested information is not furnished within five (5) business days of initial receipt of the Purchase Payment, or if KILICO determines that it cannot otherwise issue the Certificate within the five (5) day period, the Purchase Payment will be returned to the Owner, unless the Owner specifically consents to KILICO retaining the purchase payment until the application is made complete.

B. ACCUMULATION UNIT VALUE.

Each Subaccount has an Accumulation Unit value. When Purchase Payments or other amounts are allocated to a Subaccount, a number of units are purchased based on the Subaccount's Accumulation Unit value at the end of the valuation period during which the allocation is made. When amounts are transferred out of or deducted from a Subaccount, units are redeemed in a similar manner.

The Accumulation Unit value for each subsequent valuation period is the investment experience factor for that period multiplied by the Accumulation Unit value for the immediately preceding period. Each valuation period has a single Accumulation Unit value which is applied to each day in the period.

Each Subaccount has its own investment experience factor. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a valuation period.

The investment experience factor of a Subaccount for a Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

     (1) is the net result of:
         a. the net asset value per share of the investment held in the Subaccount determined at the end of the current valuation period; plus
         b. the per share amount of any dividend or capital gain distributions made by the investments held in the Subaccount, if the "ex-dividend" date occurs during the current valuation period; plus or minus
         c. a charge or credit for any taxes reserved for the current valuation period which KILICO determines to have resulted from the investment operations of the Subaccount;

     (2) is the net asset value per share of the investment held in the Subaccount, determined at the end of the last prior valuation period;

     (3) is the factor representing the mortality and expense risk and administrative cost charge stated in the Certificate for the number of days in the valuation period.

C. GUARANTEE PERIODS OF THE MVA OPTION.

An Owner may select, on the application form, one or more Guarantee Periods with durations of one (1) to ten (10) years. Any subsequently permitted Purchase Payments are allocated to Guarantee Periods as selected by the Owner. The Guarantee Period, for each Purchase Payment or portion thereof, selected by the Owner determines the Guaranteed Interest Rate. KILICO pays interest at the Guaranteed Interest Rates in effect at the time the Purchase Payment is received. The Guaranteed Interest Rate applies for the entire duration of the Guarantee Period for that Purchase Payment remaining in the Guarantee Period. Interest is credited daily at a rate equivalent to the effective annual rate.

Set forth below is an illustration of how KILICO will credit interest during a Guarantee Period. For the purpose of this example, certain assumptions were made as indicated.

                EXAMPLE OF GUARANTEED INTEREST RATE ACCUMULATION

                  Purchase Payment:              $40,000
                  Guarantee Period:              5 Years
                  Guaranteed Interest Rate:    4.0% Effective Annual Rate

YEAR
             INTEREST CREDITED
                DURING YEAR
                CUMULATIVE
             INTEREST CREDITED
1 .........................................  $1,600.00        $1,600.00
2 .........................................   1,664.00         3,264.00
3 .........................................   1,730.56         4,994.56
4 .........................................   1,799.78         6,794.34
5 .........................................   1,871.77         8,666.11

Accumulated Value at the end of 5 years is:

                        $40,000 + $8,666.11 = $48,666.11

NOTE: THIS EXAMPLE ASSUMES NO WITHDRAWALS OF ANY AMOUNT DURING THE ENTIRE FIVE-YEAR PERIOD. A MARKET VALUE ADJUSTMENT AND A WITHDRAWAL CHARGE APPLY TO ANY INTERIM WITHDRAWAL OR TRANSFER (SEE, "WITHDRAWAL DURING ACCUMULATION PERIOD" AND "TRANSFER DURING ACCUMULATION PERIOD.") THE HYPOTHETICAL INTEREST RATES ARE ILLUSTRATIVE ONLY AND ARE NOT INTENDED TO PREDICT FUTURE INTEREST RATES TO BE GUARANTEED UNDER THE CERTIFICATE. ACTUAL INTEREST RATES GUARANTEED FOR ANY GIVEN TIME MAY BE MORE OR LESS THAN THOSE SHOWN.

At the end of any Guarantee Period, a subsequent Guarantee Period begins. KILICO provides written notification of the beginning of a subsequent Guarantee Period. The subsequent Guarantee Period automatically renews for the same duration as the terminating Guarantee Period unless the Owner elects another Guarantee Period within 15 days before or 15 days after the end of the terminating Guarantee Period. The Owner may choose a different Guarantee Period by preauthorized telephone instructions or written notification to KILICO within 15 days before or 15 days after the beginning of the subsequent Guarantee Period (or such longer period as stated in KILICO's notification). An Owner should not select a subsequent Guarantee Period that would extend beyond the Annuity Date then in effect for that Certificate as the Guarantee Period Amount available for annuitization in such Guarantee Period would be subject to a Market Value Adjustment and any applicable Withdrawal Charge. (See "Market Value Adjustment" below.)

The amount reinvested at the beginning of any subsequent Guarantee Period is equal to the Guarantee Period Value in the Guarantee Period just ended. The Guaranteed Interest Rate in effect when the subsequent Guarantee Period begins applies for the entire duration of the subsequent Guarantee Period.

An Owner may call 1-800-621-5001 or write to KILICO, 1 Kemper Drive, Long Grove, Illinois 60049 for the subsequent Guaranteed Interest Rates.

D. ESTABLISHMENT OF GUARANTEED INTEREST RATES.

KILICO declares the Guaranteed Interest Rates for each of the ten durations of Guarantee Periods from time to time as market conditions dictate, but once established, rates will be guaranteed for the duration of the respective Guarantee Periods. KILICO advises an Owner of the Guaranteed Interest Rate for a chosen Guarantee Period at the time a Purchase Payment is received, a transfer is effectuated or a Guarantee Period renews. Any portion of an Owner's Accumulated Guarantee Period Value withdrawn from the MVA Option will be subject to any applicable Withdrawal Charge and Records Maintenance Charge and may be subject to a Market Value Adjustment. (See "Market Value Adjustment" below.)

KILICO has no specific formula for establishing the Guaranteed Interest Rates for the Guarantee Periods. The determination may be influenced by, but not necessarily correspond to, interest rates generally available on the types of investments acquired with the Purchase Payments received under the Certificates. (See "The MVA Option".) KILICO, in determining Guaranteed Interest Rates, may also consider, among other factors, the duration of a Guarantee Period, regulatory and tax requirements, sales commissions and administrative expenses borne by KILICO, and general economic trends.

KILICO'S MANAGEMENT MAKES THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES TO BE DECLARED. KILICO CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE GUARANTEED INTEREST RATES.

E. CERTIFICATE VALUE.

Separate Account Value on any Valuation Date can be determined by multiplying the total number of Accumulation Units credited to the Contract for a Subaccount by the value of an Accumulation Unit for that Subaccount on that Valuation Date, then adding the values of the Owner's interest in each Subaccount in which the Certificate is participating. That amount, when added to the Owner's Accumulated Guarantee Period Value in the MVA Option, equals the Certificate Value.

F. TRANSFER DURING ACCUMULATION PERIOD.


During the Accumulation Period, an Owner may transfer all or part of Certificate Value to one or more Subaccounts or Guarantee Periods subject to the following provisions: (i) an Owner is limited to allocating Certificate Value to a maximum of 16 allocation options (all Guarantee Periods are considered one allocation option) including 40 Guarantee Periods under the MVA Option; (ii) once all or part of the Owner's Certificate Value has been transferred to or from a Subaccount or Guarantee Period another transfer may not be made within the next fifteen day period; (iii) the amount being transferred must be at least $1,000, unless the total Certificate Value attributable to a Subaccount or Guarantee Period is being transferred; and (iv) the Certificate Value remaining in a Subaccount or Guarantee Period must be at least $1,000. In addition, transfers of all or a portion of Guarantee Period Value will be subject to the Market Value Adjustment described below unless the transfer is effective within 15 days before or 15 days after the end of the applicable Guarantee Period. Because a transfer before the end of a Guarantee Period is subject to a Market Value Adjustment, the amount actually transferred from the Guarantee Period may be more or less than the requested specific dollar amount.


KILICO will make transfers pursuant to proper written or telephone instructions which specify in detail the requested changes. Before telephone transfer instructions will be honored by KILICO, a telephone transfer authorization must be completed by the Owner. A transfer request generally is effective on the day the request is received by KILICO. Transfers involving a Subaccount will be based upon the Accumulation Unit values next determined following receipt of valid, complete transfer instructions by KILICO. Under current law, there is no tax liability to the Owner upon transfer. The transfer privilege may be suspended, modified or terminated at any time (subject to state requirements). KILICO disclaims all liability for acting in good faith in following instructions which are given in accordance with procedures established by KILICO, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, a Certificate Owner would bear the risk of loss in the event of a fraudulent telephone transfer.

G. WITHDRAWAL DURING ACCUMULATION PERIOD.


The Owner may redeem all or a portion of the Certificate Value less the Record Maintenance Charge and previous withdrawals, plus or minus any applicable Market Value Adjustment, and less any contingent deferred sales charge ("Withdrawal Charge"). Withdrawals will have tax consequences, which may include the amount of the withdrawal being subject to income tax and in some circumstances an additional 10% penalty tax. (See "Federal Tax Matters.") A withdrawal of the entire Certificate Value is called a surrender.


ALL WITHDRAWALS OF ANY GUARANTEE PERIOD VALUE, EXCEPT THOSE EFFECTED DURING THE "FREE LOOK" PERIOD AND THOSE EFFECTED WITHIN 15 DAYS BEFORE OR 15 DAYS AFTER THE END OF THE APPLICABLE GUARANTEE PERIOD, WILL BE SUBJECT TO THE MARKET VALUE ADJUSTMENT.

An Owner may withdraw up to 15% of the Certificate Value in any Certificate Year without assessment of a Withdrawal Charge. If the Owner withdraws an amount in excess of 15% of the Certificate Value in any Certificate Year, the amount withdrawn in excess of 15% is subject to a contingent deferred sales charge ("Withdrawal Charge").

The Withdrawal Charge is assessed on withdrawals attributable to Purchase Payments and all related accumulations during the first six Certificate Years after the Purchase Payments are made. The Withdrawal Charge starts at 6% in the Certificate Year in which the Purchase Payment is made (the first "Contribution Year") and remains at 6% in the second Contribution Year; reduces to 5% in the third and fourth Contribution Years; reduces to 4% in the fifth and sixth Contribution Years and reduces to 0% thereafter. However, in no event shall the aggregate Withdrawal Charges assessed against a Certificate exceed 9% of the aggregate Purchase Payments made under the Certificate. Please note that adverse tax consequences may occur with respect to certain withdrawals. (See "Tax Treatment of Withdrawals and Assignments.")

In the case of a Certificate invested other than solely in one Subaccount or Guarantee Period, an Owner requesting a partial withdrawal must specify what portion of the Certificate Value is to be redeemed. If an Owner does not specify what portion of the Certificate Value is to be redeemed, KILICO will redeem Certificate Value from all Subaccounts and Guarantee Periods in which the Owner has an interest. The number of Accumulation Units redeemed from each Subaccount and the amount redeemed from each Guarantee Period will be in approximately the proportion which the Owner's interest in each Subaccount and in each Guarantee Period bears to the total Certificate Value.

The Owner may request a partial withdrawal subject to the following conditions:

     (1) The amount requested must be at least $1,000 (before application of the Market Value Adjustment) or the Owner's entire interest in the Subaccount or Guarantee Period from which the withdrawal is requested.

     (2) The Owner's remaining interest in the Subaccount or Guarantee Period from which the withdrawal is requested, if not zero, must be at least $1,000 after the withdrawal is completed and the minimum Certificate Value must be $2,500.

     (3) A Purchase Payment must be made more than 30 days before a partial withdrawal of such Purchase Payment is permitted except for purchases made by wire which may be withdrawn immediately.

KILICO, upon request, will inform the Owner of the amounts that would be payable in the event of a full surrender or partial withdrawal.

Election to withdraw shall be made in writing to KILICO at its home office at 1 Kemper Drive, Long Grove, Illinois 60049. Withdrawal requests will not be received except on KILICO business days which are those days when the New York Stock Exchange is open for trading. A withdrawal attributable to the Subaccounts is determined on the basis of the Accumulation Unit values next computed following receipt of the request in proper order. The withdrawal will be paid within seven (7) days after the date a proper written request is received by KILICO at its home office provided, however, that KILICO may suspend the right of withdrawal or delay payment of amounts withdrawn from the Subaccounts more than seven (7) days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets a Portfolio of the Fund normally utilizes is restricted or an emergency exists as determined by the Securities and Exchange Commission, so that disposal of the Subaccounts investments or determination of its Accumulation Unit value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for the protection of Owners. For withdrawal requests from the MVA Option, KILICO may defer any payment for the period permitted by the law of the appropriate state of jurisdiction, but in no event for more than six (6) months after the written request is received by KILICO. During the period of deferral, interest at the current Guaranteed Interest Rate for the same Guarantee Period as declared by KILICO will continue to be credited.

Withdrawals are permitted from Certificates issued in connection with Section 403(b) Qualified Plans only under limited circumstances. (See "Federal Tax Matters.")

H. MARKET VALUE ADJUSTMENT.

Any withdrawal, transfer or any annuitization of Guarantee Period Value other than if effected during the "free look" period or within 15 days before or 15 days after a Guarantee Period terminates, may be adjusted up or down by the application of a Market Value Adjustment. The Market Value Adjustment is applied to the amount being withdrawn before deduction of any applicable Withdrawal Charge. The Market Value Adjustment will also apply to the death benefit payable upon the death of the Owner or the Annuitant. (See "Death Benefit".)

The Market Value Adjustment reflects the relationship between (a) the currently established interest rate ("Current Interest Rate") for a Guarantee Period equal to the remaining length of the Guarantee Period, rounded to the next higher number of complete years, and (b) the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if the Guaranteed Interest Rate is the same or lower than the applicable Current Interest Rate, then the application of the Market Value Adjustment results in a reduced Market Adjusted Value and hence a lower payment upon withdrawal. Thus, it is possible that the amount available on withdrawal could be less than the original Purchase Payment or the original amount allocated to a Guarantee Period if interest rates increase. Conversely, if the Guaranteed Interest Rate is higher than the applicable Current Interest Rate, the application of the Market Value Adjustment results in an increased Market Adjusted Value and, hence, a higher payment upon withdrawal.

The Market Value Adjustment (MVA) is determined by the application of the following formula:
                      _                             _
                     |       (1 + I)       t/365     |
         MVA = GPV X | [ --------------- ]        -1 |
                     |_  (1 + J + .005)             _|

     Where I is the Guaranteed Interest Rate being credited to the Guarantee Period Value (GPV) subject to the Market Value Adjustment,

     J is the Current Interest Rate declared by KILICO, as of the effective date of the application of the Market Value Adjustment, for current allocations to a Guarantee Period the length of which is equal to the balance of the Guarantee Period for the Guarantee Period Value subject to the Market Value Adjustment, rounded to the next higher number of complete years, and

     t is the number of days remaining in the Guarantee Period.

The .005 Market Value Adjustment factor can be changed in the future, at the discretion of KILICO on newly issued Certificates.

For an illustration showing an upward and a downward adjustment, see Appendix A.

I. DEATH BENEFIT.

A death benefit shall be paid prior to the annuity date in the event of: (1) the death of the Owner who is also the Annuitant; (2) the death of either the Annuitant or the Owner when the Annuitant is not the Owner; (3) the death of a joint Owner; or (4) the death of the surviving joint Annuitant when joint Annuitants are named and they are not the Owners.

If there is a joint Owner (permitted only under a Non-Qualified Plan Certificate), the Owner's death will occasion payment of the death benefit unless the joint Owner is the Owner's spouse, and the spouse has been named beneficiary. In that case, the surviving spouse becomes the new Owner.

If a death benefit becomes payable by reason of the death of an Owner, it must be fully paid out within five (5) years of the Owner's death, unless it is payable to the named beneficiary over his or her life or life expectancy, beginning no more than one (1) year after the Owner's death. The death benefit proceeds applied to the annuity must be $4,000 or more. If a death benefit becomes payable by reason of the death of an Owner, and the beneficiary is the Owner's surviving spouse, the surviving spouse may become the new Owner under the Certificate.

If the death benefit becomes payable by reason of the death of the Annuitant or joint Annuitant, it will be paid in the manner selected by the named beneficiary, including a lump sum withdrawal or Annuity Option, provided, in the case of an annuity option, that the death benefit proceeds are $4,000 or more.

The death benefit payable under the Certificate depends upon issue age of the Owner except in the case of a Certificate issued where the Owner differs from the Annuitant, the death benefit issue age will be based on the age of the Owner or Annuitant, whichever is older.

For a Certificate issued to an Owner prior to attaining age 66, the death benefit payable during the first six Certificate Years will be Market Adjusted Value plus Separate Account Value as of the date KILICO receives due proof of death and return of the Certificate, or the sum of all Purchase Payments (minus withdrawals and withdrawal charges) accumulated at 5% annually per Certificate Year, whichever is greater. The death benefit payable at the end of the sixth Certificate Year is the greater of Market Adjusted Value plus Separate

Account Value as of the date KILICO receives due proof of death and return of the Certificate, or the sum of all Purchase Payments (minus withdrawals and withdrawal charges) accumulated at 5% annually per Certificate Year ("Minimum Death Benefit Value"). From the seventh Certificate Year to the twelfth Certificate Year, the death benefit payable during the Accumulation Period is the Market Adjusted Value plus Separate Account Value as of the date KILICO receives due proof of death and return of the Certificate, or Minimum Death Benefit Value at the end of year six plus subsequent Purchase Payments minus withdrawals and withdrawal charges, whichever is greater. Every six years after the end of the twelfth Certificate Year the Minimum Death Benefit Value plus subsequent Purchase Payments minus withdrawals and withdrawal charges is compared to Market Adjusted Value plus Separate Account Value and whichever is greater determines the new Current Minimum Death Benefit Value for the next six Certificate Years.

For a Certificate issued to an Owner age 66 and over, the death benefit payable during the Accumulation Period for the first six Certificate Years is Market Adjusted Value plus Separate Account Value, or the sum of all Purchase Payments (minus withdrawals and withdrawal charges), whichever is greater. At the end of the sixth Certificate Year, the Minimum Death Benefit Payable will be set for the remainder of the Accumulation Period at the greater of Market Adjusted Value plus Separate Account Value, or the sum of all Purchase Payments (minus withdrawals and withdrawal charges). For the remainder of the Accumulation Period, the beneficiary will receive the greater of Market Adjusted Value plus Separate Account Value or the Minimum Death Benefit Value plus subsequent Purchase Payments minus withdrawals and withdrawal charges.

The death benefit is payable upon the receipt by KILICO at its Home Office of due proof of death and return of the Certificate, election of the method of payment, and sufficient information about the beneficiary to make payment. The beneficiary may receive a lump sum benefit, defer receipt of the benefit for up to five (5) years or select an available Annuity Option if the proceeds are $4,000 or more.

                        CERTIFICATE CHARGES AND EXPENSES

Charges and deductions under the Certificates are made against the Separate Account for KILICO's assumption of mortality and expense risk and administrative expenses. In addition, a deduction is made from the Owner's account for a Records Maintenance Charge of $30 at the end of each Certificate Year, on surrender of a Certificate and on surrender upon annuitization. Investment management fees and other expenses of the Fund are indirectly borne by the Owner. These fees and other expenses are described in the Fund's Prospectus and Statement of Additional Information. KILICO will deduct state premium taxes from Certificate Value when paid by KILICO. Additionally, where applicable, a Withdrawal Charge may be assessed by KILICO in the event of early withdrawal or early annuitization.

A. CHARGES AGAINST THE SEPARATE ACCOUNT.

During both the Accumulation Period and the Annuity Period, KILICO assesses that portion of each Subaccount representing Certificate Value with a daily asset charge for mortality and expense risks and administrative costs, which amounts to an aggregate of one and one-quarter percent (1.25%) per annum (consisting of approximately .80% for mortality risks, approximately .30% for expense risks and approximately .15% for administrative costs). The administrative charge is intended to cover the average anticipated administrative expenses to be incurred over the period the Certificates are in force. With an administrative charge based on a percentage of assets, however, there is not necessarily a direct relationship between the amount of the charge and the administrative costs of a particular account. Additionally, KILICO deducts an annual Records Maintenance Charge of $30 for each Certificate as described below. The Records Maintenance Charge is not assessed during the Annuity Period.

These charges may be decreased by KILICO without notice. The Records Maintenance Charge and the daily asset charge for mortality and expense risks are guaranteed not to increase. The daily asset charge for administrative costs may be increased provided that the increase will apply only to Certificates issued after the effective date of such increase.

1. MORTALITY RISK.

Variable Annuity payments reflect the investment performance of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses incurred by KILICO.

The mortality risk assumed by KILICO arises from two contractual obligations. First, in case of the death of the Owner or of the Annuitant prior to the Annuity Date, KILICO will return to the Beneficiary the guaranteed and increasing death benefit described above. The second contractual obligation assumed by KILICO is to continue to make annuity payments to each Annuitant for the entire life of the Annuitant under Annuity Options involving life contingencies.

The latter assures each Annuitant that neither the Annuitant's own longevity nor an improvement in life expectancy generally will have an adverse effect on the annuity payments received under a Certificate and relieves the Annuitant from the risk of outliving the amounts accumulated for retirement.

2. EXPENSE RISK.

KILICO also assumes the risk that all actual expenses involved in administering the Certificates including Certificate maintenance costs, administrative costs, data processing costs and costs of other services may exceed the amount recovered from the Records Maintenance Charge or the amount recovered from the administrative cost portion of the daily asset charge.

3. ADMINISTRATIVE COSTS.

The daily asset charge for administrative costs is imposed to reimburse KILICO for the expenses it incurs for administering the Certificates, which include, among other things, responding to Owner inquiries, recordkeeping, processing changes in Purchase Payment allocations, regulatory compliance reports and providing reports to Owners.

B. RECORDS MAINTENANCE CHARGE.

KILICO will assess a Records Maintenance Charge of $30 during the Accumulation Period against each Owner's account at the end of each Certificate Year, on surrender of a Certificate and on surrender upon annuitization. This charge is to reimburse KILICO for expenses incurred in establishing and maintaining the records relating to an Owner's account. The imposition of the Records Maintenance Charge will constitute a reduction in Separate Account Value or in Guarantee Period Value. Under certain circumstances, the Records Maintenance Charge may be waived or reduced by KILICO to reflect differences in costs or services, provided that it does not unfairly discriminate against any person. The Records Maintenance Charge will be waived for Certificates with a Certificate Value exceeding $50,000 on the date of assessment.

At any time the Records Maintenance Charge is assessed, an equal portion of the applicable charge will be assessed against each Subaccount in which the Certificate is participating and a number of Accumulation Units sufficient to equal the proper portion of the charge will be redeemed from each Subaccount to meet the assessment. If the Owner has no Certificate Value allocated to the Separate Account, the Records Maintenance Charge is deducted from the Guarantee Period closest to maturity and shortest in original duration.

C. WITHDRAWAL CHARGE.

No sales charge is deducted from any Purchase Payment. However, a contingent deferred sales charge ("Withdrawal Charge") may be assessed on withdrawals attributable to Purchase Payments and all related accumulations during the first six Certificate Years after the Purchase Payments are made. The Withdrawal Charge will be used to cover expenses relating to the sale of the Certificates, including commissions paid to sales personnel, the costs of preparation of sales literature and other promotional costs and other acquisition expenses. During the first six Certificate Years after a Purchase Payment is made, a Withdrawal Charge applies even if the withdrawal occurs at the end of a Guarantee Period.

An Owner may withdraw up to 15% of the Certificate Value in any Certificate Year without assessment of a Withdrawal Charge. If the Owner withdraws an amount in excess of 15% of the Certificate Value in any Certificate Year, the amount withdrawn in excess of 15% is subject to a Withdrawal Charge.


The Withdrawal Charge is assessed on withdrawals attributable to Purchase Payments and all related accumulations during the first six Certificate Years after the Purchase Payments are made. The Withdrawal Charge starts at 6% in the Certificate Year in which the Purchase Payment is made (the first "Contribution Year") and remains at 6% in the second Contribution Year; reduces to 5% in the third and fourth Contribution Years; reduces to 4% in the fifth and sixth Contribution Years and reduces to 0% thereafter. However, in no event shall the aggregate Withdrawal Charges assessed against a Certificate exceed 9% of the aggregate Purchase Payments made under the Certificate. Withdrawals will have tax consequences, which may include the amount of the withdrawal being subject to income tax and in some circumstances an additional 10% penalty tax. (See "Federal Tax Matters.")


The Withdrawal Charge is computed as a percentage of the total amount withdrawn, after application of any Market Value Adjustment. When a partial withdrawal is requested, the recipient will receive a check in the amount requested. To the extent that any Withdrawal Charge is applicable, the Certificate Value will be reduced by the amount of the Withdrawal Charge in addition to the actual dollar amount sent to the Owner. In no event shall the aggregate Withdrawal Charges assessed against a Certificate exceed 9% of the aggregate Purchase Payments made under the Certificate. (For additional details, see "Withdrawal During Accumulation Period.") Withdrawals may be subject to certain adverse tax consequences. (See "Taxation of Partial and Full Withdrawals.")

Subject to state approval, a nursing care or hospitalization waiver endorsement will be issued under the Certificate. The endorsement provides that subject to certain exceptions withdrawal charges will not be assessed on withdrawals:

     1. after an Owner has been confined in a hospital or skilled health care facility for at least thirty days and the Owner remains confined at the time of the request; or

     2. within thirty days following an Owner's discharge from a hospital or skilled health care facility after a confinement of at least thirty days.

Restrictions and provisions related to the nursing care or hospitalization waiver are more fully described in the endorsement.

The Withdrawal Charges are intended to compensate KILICO for expenses in connection with distribution of the Certificates. Under current assumptions KILICO anticipates Withdrawal Charges will not fully cover distribution expenses. To the extent that distribution expenses are not recovered from Withdrawal Charges, those expenses may be recovered from KILICO's general assets. Those assets may include proceeds from the mortality and expense charge described above.

The Withdrawal Charge will also apply upon annuitization to Purchase Payments made within six Certificate Years of annuitization and all related accumulations unless the Owner elects an annuity which provides either an income benefit period of five years or more, or a benefit under which payment is contingent upon the life of the payee.

The Withdrawal Charge may be reduced or eliminated to particular classes of Owners, but only to the extent KILICO applies such variations in Withdrawal Charges uniformly to the class and informs existing and prospective Owners of such variations. Units of a Subaccount sold to officers, directors and employees of KILICO and the Fund, the Fund's investment adviser, and principal underwriter or certain affiliated companies, or to any trust, pension, profit-sharing or other benefit plan for such persons may be withdrawn without any Withdrawal Charge.

D. FUND INVESTMENT MANAGEMENT FEE AND OTHER EXPENSES.

The net asset value of each of the Portfolios of the Fund reflects investment management fees and certain general operating expenses already deducted from the assets of the Portfolios. These fees and expenses are indirectly borne by the Owners. Investment management fees are described on page 10. Further detail about fees and expenses of the Portfolios is provided in the prospectus for the Fund and in the Fund's Statement of Additional Information.

E. STATE PREMIUM TAXES.

Certain state and local governments impose a premium tax ranging from 0% to 3.5% on the amount of Purchase Payments. KILICO will deduct state premium taxes from the Certificate Value when paid by KILICO. Where applicable, the dollar amount of state premium taxes previously paid or payable upon annuitization by KILICO will be charged against the Certificate Value if not previously assessed, when and if the Certificate is annuitized. See "Appendix B--State Premium Tax Chart" in the Statement of Additional Information.

                               THE ANNUITY PERIOD

Certificates may be annuitized under one of several Annuity Options, which are available either on a fixed or variable basis. Annuity payments will begin on the Annuity Date under the Annuity Option selected by the Owner.

1. ANNUITY PAYMENTS.

Annuity payments will be determined on the basis of (i) the annuity table specified in the Certificate, (ii) the Annuity Option selected, and (iii) the investment performance of the Subaccount selected. The Annuitant receives the value of a fixed number of Annuity Units each month. The value of an Annuity Unit will reflect the investment performance of the Subaccounts selected, and the amount of each annuity payment will vary accordingly. Upon annuitization, a Withdrawal Charge will apply to Purchase Payments made within six Certificate Years of annuitization and all related accumulations. If the Owner elects an annuity which provides either an income benefit period of five years or more, or a benefit under which payment is contingent upon the life of the payee(s), any applicable Withdrawal Charges will be waived.

2. ANNUITY OPTIONS.

The Owner may elect to have annuity payments made under any one of the Annuity Options specified in the Certificate and described below. However, all available options are not described below. For example, additional options are available under contracts issued prior to June 1, 1993 and other options may be made available by KILICO. The Owner may decide at any time (subject to the provisions of any applicable retirement plan) to commence annuity payments. A change of Annuity Option is permitted if made before the date annuity payments are to commence. For a Non-Qualified Plan Certificate, if no other Annuity Option is elected, monthly annuity payments will be made in accordance with Option 3 below with a ten (10) year period certain. For a Qualified Plan Certificate, if no other Annuity Option is elected, monthly annuity payments will be made in the form of a qualified joint and survivor annuity with a monthly income at two-thirds of the full amount payable during the lifetime of the surviving payee. Generally, annuity payments will be made in monthly installments. However, if the net proceeds available to apply under an Annuity Option are less than $4,000, KILICO shall have the right to pay the annuity in one lump sum. In addition, if the first payment provided would be less than $50, KILICO shall have the right to change the frequency of payments to quarterly, semiannual or annual intervals resulting in an initial payment of at least $50.

The amount of periodic annuity payments will depend upon (a) the type of annuity option selected; (b) the age of the payee; and (c) the investment experience of the Subaccounts selected. For example, if the annuity option selected is income for a specified period, the shorter the period selected the fewer payments will be made and those payments will have a higher value. If the annuity option selected is life income, it is likely the payments will be in a smaller amount than income for a short specified period. If an individual selects the life income with installments guaranteed option, the payments will probably be in a smaller amount than for the life income option. If an individual selects the joint and survivor annuity option, the payments will be smaller than those measured by an individual life income option. The age of the payee will also influence the amount of periodic annuity payments because the older the payee, the shorter the life expectancy and the larger the payments. Finally, if the Owner participates in a Subaccount with higher investment performance, it is likely the Owner will receive a higher periodic payment.

For Non-Qualified Plan Certificates, if the Owner dies before the Annuity Date, Annuity Options which may be elected are limited. The Annuity Options available are (a) Option 2 or (b) Option 1 or 3 for a period no longer than the life expectancy of the Beneficiary (but not less than 5 years from the Owner's death). If the Beneficiary is not an individual, the entire interest must be distributed within 5 years of the Owner's death. The Death Benefit distribution must begin no later than one year from the Owner's death or such later date as prescribed by federal regulation.

OPTION 1--INCOME FOR SPECIFIED PERIOD.

An annuity payable monthly for a selected number of years ranging from five to thirty. Upon payee's death, if the Beneficiary is a natural person, KILICO will automatically continue payments for the remainder of the certain period to the Beneficiary. If the Beneficiary is either an estate or trust, KILICO will pay a commuted value of the remaining payments. Variable Annuity payments under Option 1 reflect the payment of the mortality and expense risk charge, even though there is no life contingency risk associated with Option 1. Payees under Option 1 by written notice to KILICO may cancel all or part of the remaining variable annuity payments due and receive that part of the remaining value of the Certificate less any applicable Withdrawal Charge.

OPTION 2--LIFE INCOME.

An annuity payable monthly during the lifetime of the payee, terminating with the last monthly payment due prior to the death of the payee. If this Option is elected, annuity payments terminate automatically and immediately on the death of the payee without regard to the number or total amount of payments made. Thus, it is possible for an individual to receive only one payment if death occurred prior to the date the second payment was due.

OPTION 3--LIFE INCOME WITH INSTALLMENTS GUARANTEED.

An annuity payable monthly during the lifetime of the payee with the provision that if, at the death of the payee, payments have been made for less than five, ten, fifteen or twenty years as elected, and the Beneficiary is a natural person, KILICO will automatically continue payments for the remainder of the elected period to the Beneficiary. If the Beneficiary is either an estate or trust, KILICO will pay a commuted value of the remaining payments.

OPTION 4--JOINT AND SURVIVOR ANNUITY.

An annuity payable monthly while both payees are living. Upon the death of either payee, the monthly income payable will continue during the lifetime of the surviving payee at the percentage of such full amount chosen at the time of election of this Option. Annuity payments terminate automatically and immediately upon the death of the surviving payee without regard to the number or total amount of payments received.

3. ALLOCATION OF ANNUITY.

The Owner may elect to have payments made on a fixed or variable basis, or a combination of both. An Owner should exercise the transfer privilege during the Accumulation Period for the purposes of such allocation. Any Guarantee Period Value will be annuitized on a fixed basis. Any Separate Account Value will be annuitized on a variable basis. Transfers during the Annuity Period are permitted subject to stated limitations. The MVA Option is not available during the Annuity Period.

4. TRANSFER DURING ANNUITY PERIOD.

During the Annuity Period, the payee may transfer the value of the payee's Certificate interest in a Subaccount(s) to another Subaccount or to the General Account by written request to KILICO subject to the following limitations:

     a. No transfer to a Subaccount may be made during the first year of the Annuity Period; subsequent transfers are limited to one per year during the Annuity Period.

     b. A Certificate's entire interest in a Subaccount must be transferred.

     c. A transfer to a Subaccount, if notice to KILICO is received more than seven (7) days prior to any annuity payment date, shall be effective during the Valuation Period next succeeding the date such notice is received. If received fewer than seven (7) days before any annuity payment date, the transfer shall be effective during the Valuation Period next succeeding that annuity payment date.

     d. A transfer to the General Account may be made effective only on an anniversary of the first Annuity Date and upon not less than thirty (30) days prior written notice to KILICO.

The Annuity Unit value of a Subaccount shall be determined as of the end of the Valuation Period next preceding the effective date of the transfer. The transfer privilege may be suspended, modified or terminated at any time (subject to state requirements). Payees should consider the appropriateness of each Subaccount's investment objectives and risks as an investment during the annuity period.

5. ANNUITY UNIT VALUE.

The value of an Annuity Unit is determined independently for each of the Subaccounts.

For each Subaccount, the Annuity Unit value for any Valuation Period is determined by multiplying the Annuity Unit value for the immediately preceding Valuation Period by the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated, and multiplying the result by an interest factor which offsets the effect of the assumed investment earnings rate of 4% per annum which is assumed in the annuity tables contained in the Certificate.

The net investment factor for each Subaccount for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result where:

     (1) is the net result of:

         a. the net asset value per share of the investment held in the Subaccount determined at the end of the current valuation period; plus

         b. the per share amount of any dividend or capital gain distributions made by the investments held in the Subaccount, if the "ex-dividend" date occurs during the current valuation period; plus or minus

         c. a charge or credit for any taxes reserved for the current valuation period which KILICO determines to have resulted from the investment operations of the Subaccount;

     (2) is the net asset value per share of the investment held in the Subaccount, determined at the end of the last prior valuation period;

     (3) is the factor representing the mortality and expense risk and administrative cost charge stated in the Certificate for the number of days in the valuation period.

6. FIRST PERIODIC PAYMENT.

At the time annuity payments begin, the value of the Owner's Certificate interest is determined by multiplying the applicable Accumulation Unit values at the end of the Valuation Period immediately preceding the date the first annuity payment is due by the respective number of Accumulation Units credited to the Owner's Certificate interest as of the end of such Valuation Period, less the dollar amount of premium taxes not previously deducted, if applicable, and less the amount of the Withdrawal Charge, if applicable.

There shall be no Withdrawal Charge assessed so long as annuity payments provide for payments under Annuity Options 2, 3 or 4 or payments under Annuity Option 1 are scheduled to continue for at least five years.

The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the applicable annuity table by the number of thousands of dollars of Certificate Value less deduction for premium taxes and Withdrawal Charge, if applicable.

A 4% assumed investment rate is built into the annuity tables contained in the Certificates. If the actual net investment rate exceeds 4%, payments will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 4%, annuity payments will decrease.

7. SUBSEQUENT PERIODIC PAYMENTS.

The amount of the second and subsequent annuity payments is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the Valuation Period next preceding the date on which each annuity payment is due. The dollar amount of the first annuity payment as determined above is divided by the Annuity Unit value as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. The number of Annuity Units determined for the first annuity payment remains constant for the second and subsequent monthly payments.

8. FIXED ANNUITY PAYMENTS.

The amount of each payment under a Fixed Annuity will be determined from tables prepared by KILICO. Such tables show the monthly payment for each $1,000 of Certificate Value net of any applicable premium tax allocated to provide a Fixed Annuity. Fixed Annuity payments will not change regardless of investment, mortality or expense experience.

9. DEATH BENEFIT.

If the payee dies after the Annuity Date, the death proceeds, if any, will depend upon the form of annuity payment in effect at the time of death. (See "Annuity Options.")

                              FEDERAL TAX MATTERS

A. INTRODUCTION


The following discussion of the federal income tax treatment of the Certificate is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.


This discussion does not address state or local tax consequences associated with the purchase of a Certificate. In addition, KILICO MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT--FEDERAL, STATE, OR LOCAL--OF ANY CERTIFICATE OR OF ANY TRANSACTION INVOLVING A CERTIFICATE.

B. KILICO'S TAX STATUS

KILICO is taxed as a life insurance company under the Code. Since the operations of the Separate Account are a part of, and are taxed with, the operations of KILICO, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a Certificate. KILICO does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Separate Account, and therefore KILICO does not intend to make provision for any such taxes. If KILICO is taxed on investment income or capital gains of the Separate Account, then KILICO may impose a charge against the Separate Account in order to make provision for such taxes.

C. TAXATION OF ANNUITIES IN GENERAL

1. TAX DEFERRAL DURING ACCUMULATION PERIOD

Under existing provisions of the Code, except as described below, any increase in the Certificate Value of a Non-Qualified Plan Certificate is generally not taxable to the Owner or Annuitant until received, either in the form of annuity payments, as contemplated by the Certificate, or in some other form of distribution. However, certain requirements must be satisfied in order for this general rule to apply, including: (1) the Certificate must be owned by an individual (or treated as owned by an individual), (2) the investments of the Separate Account must be "adequately diversified" in accordance with Treasury Department regulations, (3) KILICO, rather than the Owner, must be considered the owner of the assets of the Separate Account for federal tax purposes, and
(4) the Certificate must provide for appropriate amortization, through annuity payments, of the Certificate's Purchase Payments and earnings, e.g., the Annuity Date must not occur at too advanced an age.


NON-NATURAL OWNER. As a general rule, deferred annuity contracts held by "non-natural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal income tax purposes. The investment income on Certificates is taxed as ordinary income that is received or accrued by the Owner during the taxable year. There are several exceptions to this general rule for non-natural Owners. First, Certificates will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Certificate as an agent for a natural person. However, this special exception will not apply in the case of any employer who is the nominal owner of a Certificate under a non-qualified deferred compensation arrangement for its employees.



In addition, exceptions to the general rule for non-natural Owners will apply with respect to (1) Certificates acquired by an estate of a decedent by reason of the death of the decedent, (2) certain Qualified Plan Certificates, (3) certain Certificates purchased by employers upon the termination of certain qualified plans, (4) certain Certificates used in connection with structured settlement agreements, and (5) Certificates purchased with a single premium when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the Certificate and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.


DIVERSIFICATION REQUIREMENTS. For a Certificate to be treated as an annuity for federal income tax purposes, the investments of the Separate Account must be "adequately diversified" in accordance with Treasury Department Regulations. The Secretary of the Treasury has issued regulations which prescribe standards for determining whether the investments of the Separate Account are "adequately diversified." If the Separate Account failed to comply with these diversification standards, a Certificate would not be treated as an annuity contract for federal income tax purposes and the Certificate Owner would generally be taxable currently on the excess of the Certificate Value over the Purchase Payments paid for the Certificate.

Although KILICO does not control the investments of the Fund, it expects that the Fund will comply with such regulations so that the Separate Account will be considered "adequately diversified."

OWNERSHIP TREATMENT. In certain circumstances, a variable annuity contract owner may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support his or her contract. In those circumstances, income and gains from such separate account assets would be includible in the contract owner's gross income. The Internal Revenue Service (the "Service") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a separate account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

The ownership rights under this Certificate are similar to, but different in certain respects from, those described by the Service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the Owner of this Certificate has the choice of many more investment options to which to allocate Purchase Payments and Certificate Values, and may be able to transfer among investment options more frequently than in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. In addition, KILICO does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. KILICO therefore reserves the right to modify the Certificate as necessary to attempt to prevent the Owner from being considered the owner of the assets of the Separate Account.

DELAYED ANNUITY DATES. If the Certificate's Annuity Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age, E.G., past age 85, it is possible that the Certificate would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Certificate could be currently includible in the Owner's income.

The remainder of this discussion assumes that the Certificate will be treated as an annuity Certificate for federal income tax purposes and that KILICO will be treated as the owner of the Separate Account assets.

2. TAXATION OF PARTIAL AND FULL WITHDRAWALS


In the case of a partial withdrawal from a Non-Qualified Plan Certificate, amounts received are includible in income to the extent the Certificate Value before the withdrawal exceeds the "investment in the contract." In the case of a full withdrawal, amounts received are includible in income to the extent they exceed the "investment in the contract." For these purposes, the investment in the contract at any time equals the total of the Purchase Payments made under the Certificate to that time (to the extent such payments were neither deductible when made nor excludible from income as, for example, in the case of certain employer contributions to Qualified Plan Certificates) less any amounts previously received from the Certificate which were not included in income.



Other than in the case of certain Qualified Plan Certificates, any assignment or pledge (or agreement to assign or pledge) any portion of the Certificate Value, is treated as a withdrawal of such amount or portion. (Assignments and pledges are permitted only in limited circumstances under Qualified Plan Certificates.) The investment in the contract is increased by the amount includible in income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an individual transfers his or her interest in a Certificate without adequate consideration to a person other than the owner's spouse (or to a former spouse incident to divorce), the owner will be taxed on the difference between the Certificate Value and the "investment in the contract" at the time of transfer. In such case, the transferee's investment in the Certificate will be increased to reflect the increase in the transferor's income.

The Certificate provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Certificate Value. As described elsewhere in this Prospectus, KILICO imposes certain charges with respect to the death benefit. It is possible that those charges (or some portion thereof) could be treated for federal income tax purposes as a partial withdrawal from the Certificate.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax advisor should be consulted in those situations.

3. TAXATION OF ANNUITY PAYMENTS


Normally, the portion of each annuity payment taxable as ordinary income is equal to the excess of the payment over the exclusion amount. In the case of variable annuity payments, the exclusion amount is the "investment in the contract" (defined above) allocated to the variable annuity option, adjusted for any period certain or refund feature, when payments begin to be made divided by the number of payments expected to be made (determined by Treasury Department regulations which take into account the annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed annuity payments, the exclusion amount is the amount determined by multiplying (1) the payment by (2) the ratio of the investment in the contract allocated to the fixed annuity option, adjusted for any period certain or refund feature, to the total expected value of annuity payments for the term of the contract (determined under Treasury Department regulations). A simplified method of determining the taxable portion of annuity payments applies to certain Qualified Plan Certificates other than IRAs.



Once the total amount of the investment in the contract is excluded using these ratios, annuity payments will be fully taxable. If annuity payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction to the Annuitant in his or her last taxable year.


4. TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Certificate because of the death of an Owner or the Annuitant. Prior to the Annuity Date, such death benefit proceeds are includible in income as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above. After the Annuity Date, where a guaranteed period exists under an annuity option and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, they are includible in income to the extent that they exceed the unrecovered investment in the contract at that time, or (2) if distributed in accordance with the existing annuity option selected, they are fully excludable from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includible in income.

5. PENALTY TAX ON PREMATURE DISTRIBUTIONS

There is a 10% penalty tax on the taxable amount of any payment from a Non-Qualified Plan Certificate unless the payment is: (a) received on or after the Owner reaches age 59 1/2; (b) attributable to the Owner's becoming disabled (as defined in the tax law); (c) made to a Beneficiary on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary Annuitant (as defined in the tax law); (d) made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Annuitant or for the joint lives (or joint life expectancies) of the Annuitant and designated Beneficiary (as defined in the tax law); (e) made under a Certificate purchased with a single premium when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period; or (f) made with respect to certain annuities issued in connection with structured settlement agreements. (A similar penalty tax, applicable to distributions from certain Qualified Plan Certificates, is discussed below.)

6. AGGREGATION OF CERTIFICATES

In certain circumstances, the amount of an Annuity Payment or a withdrawal from a Non-Qualified Plan Certificate that is includible in income may be determined by combining some or all of the Non-Qualified Plan Certificates owned by an individual. For example, if a person purchases a Certificate offered by this Prospectus and also purchases at approximately the same time an immediate annuity, the Service may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract. The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal or an annuity payment that is taxable and the amount which might be subject to the penalty tax described above.


7. LOSS OF INTEREST DEDUCTION WHERE CERTIFICATES ARE HELD BY OR FOR THE BENEFIT OF CERTAIN NON-NATURAL PERSONS



In the case of Certificates issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, otherwise deductible interest may no longer be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Certificate. However, this interest deduction disallowance does not affect Certificates where the income on such Certificates is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that are considering purchasing the Certificate, or entities that will be Beneficiaries under a Certificate, should consult a tax advisor.


D. QUALIFIED PLANS


The Certificates are also designed for use in connection with retirement plans which receive favorable treatment under sections 401, 403, 408, 408A or 457 of the Code ("Qualified Plans"). Such Certificates are referred to as "Qualified Plan Certificates." Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Plan Certificates. Therefore, no attempt is made in this Prospectus to provide more than general information about use of the Certificate with the various types of Qualified Plans.


The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain Qualified Plan Certificates, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that may be made, and the tax deduction or exclusion that the Owner may claim for such contribution, are limited under Qualified Plans. If this Certificate is used in connection with a Qualified Plan, the Owner and Annuitant must be the same individual. If a joint Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a joint Annuitant is named who is not the Annuitant's spouse, the annuity options which are available may be limited, depending on the difference in ages between the Annuitant and joint Annuitant. Furthermore, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.

In addition, special rules apply to the time at which distributions must commence under a Qualified Plan Certificate and the form in which the distributions must be paid. For example, failure to comply with minimum distribution requirements applicable to Qualified Plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. In the case of "Individual Retirement Annuities" ("IRAs"), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires.

There is also a 10% penalty tax on the taxable amount of any payment from certain Qualified Plan Certificates (but not section 457 plan Certificates). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a "SIMPLE retirement account" during the 2 year period beginning on the date the individual first participated in any qualified salary reduction arrangement (as defined in the tax law) maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an IRA, including a "SIMPLE IRA," exceptions provide that the penalty tax does not apply to a payment (a) received on or after the Owner reaches age 59 1/2, (b) received on or after the Owner's death or because of the Owner's disability (as defined in the tax law), or (c) made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary (as defined in the tax law). These exceptions, as well as certain others not described herein, generally apply to taxable distributions from other Qualified Plan Certificates (although, in the case of plans qualified under sections 401 and 403, exception "c" above for substantially equal periodic payments applies only if the Owner has separated from service).

When issued in connection with a Qualified Plan, a Certificate will be amended as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Certificate. In addition, KILICO shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Certificate, unless KILICO consents.

1. QUALIFIED PLAN TYPES

Following are brief descriptions of the various types of Qualified Plans in connection with which KILICO may issue a Certificate.


INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "IRA." IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, subject to the direct rollover and mandatory withholding requirements (described below), distributions from certain other types of Qualified Plans may be "rolled over" on a tax-deferred basis into an IRA. The Certificate may not, however, be used in connection with an "Education IRA" under Section 530 of the Code.


IRAs generally may not provide life insurance coverage, but they may provide a death benefit that equals the greater of the premiums paid and the Certificate Value. The Certificate provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Certificate Value. It is possible that the Certificate's death benefit could be viewed as violating the prohibition on investment in life insurance contracts with the result that the Certificate would not be viewed as satisfying the requirements of an IRA.

SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS). Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. As discussed above (see Individual Retirement Annuities), there is some uncertainty regarding the treatment of the Certificate's death benefit for purposes of the tax rules governing IRAs (which would include SEP-IRAs). Employers and employees intending to use the Certificate in connection with such plans should seek competent advice.

SIMPLE IRAS. Section 408(p) of the Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. As discussed above (see Individual Retirement Annuities), there is some uncertainty regarding the proper characterization of the Certificate's death benefit for purposes of the tax rules governing IRAs (which would include SIMPLE IRAs). Employers and employees intending to use the Certificate in connection with such plans should seek competent advice.


ROTH IRAS. Recently enacted Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs differ from other IRAs in several respects. Among the differences is that, although contributions to a Roth IRA are never deductible, "qualified distributions" from a Roth IRA will be excludable from income. The eligibility and mandatory distribution requirements for Roth IRAs also differ from non-Roth IRAs. Furthermore, a rollover may be made to a Roth IRA only if it is a "qualified rollover contribution." A "qualified rollover contribution" is a rollover contribution to a Roth IRA from another Roth IRA or from a non-Roth IRA, but only if such rollover contribution meets the rollover requirements for IRAs under section 408(d)(3) of the Code. In the case of a qualified rollover contribution or a transfer from a non-Roth IRA to a Roth IRA, any portion of the amount rolled over which would be includible in gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in gross income. However, the 10 percent penalty tax on premature distributions generally will not apply to such amounts.



All or part of amounts in a non-Roth IRA may be converted into a Roth IRA. Such a conversion can be made without taking an actual distribution from the IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable. The conversion of an IRA to a Roth IRA is a special type of qualified rollover distribution. Hence, the IRA participant must be eligible to make a qualified rollover distribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of the IRA value in gross income, as described above. Persons with adjusted gross incomes in excess of $100,000 or who are married and file a separate return are not eligible to make a qualified rollover contribution or a transfer in a taxable year from a non-Roth IRA to a Roth IRA.



Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after the Owner attains age 59 1/2, (b) made after the Owner's death, (c) attributable to the Owner being disabled, or (d) a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code. Second, the payment or distribution must be made in a taxable year that is at least five years after
(a) the first taxable year for which a contribution was made to any Roth IRA established for the Owner, or (b) in the case of a payment or distribution properly allocable to a qualified rollover contribution from a non-Roth IRA (or income allocable thereto), the taxable year in which the rollover contribution was made. A distribution from a Roth IRA which is not a qualified distribution is generally taxed in the same manner as a distribution from non-Roth IRAs. Distribution from a Roth IRA need not commence at age 70 1/2.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh", permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Certificates in order to provide benefits under the plans. The Certificate provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Certificate Value. It is possible that such death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in current taxable income to participants. Employers intending to use the Certificate in connection with such plans should seek competent advice.

TAX-SHELTERED ANNUITIES. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in section 501(c)(3) of the Code to have their employers purchase annuity Certificates for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. These annuity Certificates are commonly referred to as "tax-sheltered annuities". Purchasers of the Certificates for such purposes should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the Certificates. In particular, purchasers should consider that the Certificate provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Certificate Value. It is possible that such death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity. Even if the death benefit under the Certificate were characterized as an incidental death benefit, it is unlikely to violate those limits unless the Certificate Owner also purchases a life insurance contract as part of his or her tax-sheltered annuity plan.


Tax-sheltered annuity Certificates must contain restrictions on withdrawals of
(i) contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988, (ii) earnings on those contributions, and
(iii) earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988. These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or becomes disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent KILICO is directed to transfer some or all of the Certificate Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)


DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Certificate purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Certificates in connection with such plans should seek competent advice.

2. DIRECT ROLLOVERS

If the Certificate is used in connection with a retirement plan that is qualified under sections 401(a), 403(a), or 403(b) of the Code, any "eligible rollover distribution" from the Certificate will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as (i) minimum distributions required under section 401(a)(9) of the Code, and (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments."

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Certificate, discussed below, the Owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, the distributee elects to have it directly transferred to certain Qualified Plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

E. FEDERAL INCOME TAX WITHHOLDING


KILICO will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a Certificate unless the distributee notifies KILICO at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, KILICO may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.


                   DISTRIBUTION OF CONTRACTS AND CERTIFICATES

The Contracts and Certificates are sold by licensed insurance agents, where the Contracts and Certificates may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. KILICO generally pays a maximum commission of 6% on sales based on Purchase Payments. KILICO reserves the right to pay additional commissions based on the value in an Owner's account. In addition to commissions, KILICO may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell the Contracts and Certificates. In some instances, such other incentives may be offered only to certain licensed broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts and Certificates or other contracts issued by KILICO. The Contracts and Certificates are distributed through the principal underwriter for the Separate Account, which is Investors Brokerage Services, Inc. ("IBS"), a wholly owned subsidiary of KILICO.

                                 VOTING RIGHTS

Proxy materials in connection with any shareholder meeting of the Fund will be delivered to each Owner or Annuitant with Subaccount interests invested in the Fund as of the record date for voting at such meeting. Such proxy materials will include an appropriate form which may be used to give voting instructions. KILICO will vote Fund shares held in each Subaccount in accordance with instructions received from persons having a Subaccount interest in such Fund shares. Fund shares as to which no timely voting instructions are received will be voted by KILICO in proportion to the voting instructions received from all persons in a timely manner. KILICO will also vote any Fund shares attributed to amounts it has accumulated in the Subaccounts in the same proportion that Owners vote. As a trust, the Fund is not required and does not intend to hold annual shareholders' meetings. It will, however, hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

Owners and Annuitants of all Certificates participating in each Subaccount shall have voting rights with respect to the Portfolio invested in by that Subaccount, based upon each Owner's proportionate interest in that Subaccount as measured by units. The person having such voting rights will be the Owner before surrender, the Annuity Date or the death of the Annuitant, and thereafter, the payee entitled to receive Variable Annuity payments under the Certificate. During the Annuity Period, voting rights attributable to a Certificate will generally decrease as Annuity Units attributable to an Annuitant decrease.

                        REPORTS TO OWNERS AND INQUIRIES

Immediately after each Certificate anniversary, Owners will be sent statements for their own Certificate showing the number and value of Accumulation Units credited to each Subaccount and the Guarantee Period Value for each Guarantee Period. It will also show the interest rate(s) that KILICO is crediting upon amounts then held in each Guarantee Period. In addition, Owners transferring amounts among the Subaccounts and Guarantee Periods or making additional payments will receive written confirmation of such transactions. Upon request, any Owner will be sent a current statement in a form similar to that of the annual statement described above. Each Owner will also be sent an annual and a semi-annual report for the Fund and a list of the securities held in each Portfolio of the Fund, as required by the 1940 Act. In addition, KILICO will calculate for an Owner, the portion of a total amount that must be invested in a selected Guarantee Period so that the portion grows to equal the original total amount at the expiration of the Guarantee Period.

An Owner may direct inquiries to the individual who sold him or her the Certificate or may call 1-800-621-5001 or write to Kemper Investors Life Insurance Company, Customer Service, 1 Kemper Drive, Long Grove, Illinois 60049.

                             DOLLAR COST AVERAGING


KILICO offers two different dollar cost averaging programs whereby an Owner may predesignate a portion of Subaccount Value under a Certificate to be automatically transferred on a monthly basis to one or more of the other Subaccounts during the Accumulation Period. The first dollar cost averaging program is available only for initial Purchase Payments and an Owner must enroll in the program at the time the Certificate is issued. An Owner may allocate all or a portion of the initial Purchase Payment to Kemper Money Market Subaccount #2, which is the only Subaccount with no deduction for the 1.25% daily asset-based charge for mortality and expense risks and administrative costs. The Owner must transfer all of the Subaccount Value out of Kemper Money Market Subaccount #2 to one or more of the other Subaccounts within three years from the initial Purchase Payment. If an Owner terminates dollar cost averaging or does not deplete all Certificate Value in Kemper Money Market Subaccount #2 within three years, KILICO will automatically transfer any remaining Subaccount Value in Kemper Money Market Subaccount #2 to Kemper Money Market Subaccount #1.



The other dollar cost averaging program is available for Purchase Payments and for Certificate Value transferred into Kemper Money Market Subaccount #1 or Kemper Government Securities Subaccount. An

Owner may predesignate a portion of Subaccount Value to be automatically transferred on a monthly basis to one or more of the other Subaccounts. An Owner may enroll in this program at the time the Contract is issued or anytime thereafter by properly completing the Dollar Cost Averaging enrollment form and returning it to KILICO at its home office at least five (5) business days prior to the second Tuesday of a month which is the date that all dollar cost averaging transfers will be made ("Transfer Date").

Under each program, transfers will be made in the amounts designated by the Owner and must be at least $500 per Subaccount. The total Certificate Value in the applicable Subaccount at the time Dollar Cost Averaging is elected must be at least equal to the amount designated to be transferred on each Transfer Date multiplied by the duration selected. Dollar Cost Averaging will cease automatically if the Certificate Value does not equal or exceed the amount designated to be transferred on each Transfer Date and the remaining amount will be transferred.

Dollar Cost Averaging will terminate when (i) the number of designated monthly transfers has been completed, (ii) the value of the Accumulation Units attributable to the applicable Subaccount is insufficient to complete the next transfer, (iii) the Owner requests termination in writing and such writing is received by KILICO at its home office at least two (2) business days prior to the next Transfer Date in order to cancel the transfer scheduled to take effect on such date, or (iv) the Certificate is surrendered or annuitized.


An Owner may initiate, reinstate or change Dollar Cost Averaging from Kemper Money Market Subaccount #1 or Kemper Government Securities Subaccount or change existing Dollar Cost Averaging terms for Kemper Money Market Subaccount #2 by properly completing the new enrollment form and returning it to KILICO at its home office at least five (5) business days prior to the next Transfer Date such transfer is to be made.



When utilizing Dollar Cost Averaging an Owner must be invested in Kemper Money Market Subaccount #1, Kemper Money Market Subaccount #2, or Kemper Government Securities Subaccount and may be invested in any other Subaccounts at any given time. Election of Dollar Cost Averaging is not available during the Annuity Period.


                           SYSTEMATIC WITHDRAWAL PLAN

KILICO administers a Systematic Withdrawal Plan ("SWP") which allows certain Owners to pre-authorize periodic withdrawals during the accumulation period. Owners entering into a SWP agreement instruct KILICO to withdraw selected amounts from any of the Subaccounts or Guarantee Periods on a monthly, quarterly, semi-annual or annual basis. Currently the SWP is available to Owners who request a minimum $100 periodic payment. A MARKET VALUE ADJUSTMENT WILL APPLY TO ANY WITHDRAWALS UNDER THE SWP FROM A GUARANTEE PERIOD UNLESS EFFECTED WITHIN 15 DAYS BEFORE OR 15 DAYS AFTER THE GUARANTEE PERIOD ENDS. IF THE AMOUNTS DISTRIBUTED UNDER THE SWP EXCEED THE AMOUNT FREE OF WITHDRAWAL CHARGE (CURRENTLY 15% OF CERTIFICATE VALUE) THEN THE WITHDRAWAL CHARGE WILL BE APPLIED ON ANY AMOUNTS EXCEEDING THE 15% FREE WITHDRAWAL. WITHDRAWALS TAKEN UNDER THE SWP MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY ON EARLY WITHDRAWALS AND TO INCOME TAXES AND MAY BE SUBJECT TO 20% WITHHOLDING. SEE "FEDERAL INCOME TAXES." Owners interested in SWP may obtain an application from their representative or KILICO's home office. The right is reserved to amend the SWP on thirty days' notice. The SWP may be terminated at any time by the Owner or KILICO.

                                    EXPERTS


The consolidated balance sheet of KILICO as of December 31, 1997 and the related consolidated statements of operations, stockholder's equity, and cash flows for the year ended December 31, 1997 have been included herein and in the registration statement in reliance upon the report of Coopers & Lybrand L.L.P., independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The consolidated balance sheet of KILICO as of December 31, 1996 and the related consolidated statements of operations, stockholder's equity, and cash flows for the period from January 4, 1996 to December 31, 1996 and for the year ended December 31, 1995 have been included herein and in the registration statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The report of KPMG Peat Marwick LLP covering KILICO's financial statements referred to above contains an explanatory paragraph that states as a result of the acquisition of its parent, Kemper Corporation, the consolidated financial information for the period after the acquisition is presented on a different cost basis than that for the period before the acquisition and, therefore, is not comparable.


                                 LEGAL MATTERS


Legal matters with respect to the organization of KILICO, its authority to issue annuity contracts and the validity of the Contract, have been passed upon by Debra P. Rezabek, Senior Vice President, General Counsel and Corporate Secretary for KILICO. Jorden Burt Boros Cicchetti Berensen & Johnson, Washington, D.C., has advised KILICO on certain legal matters concerning federal securities laws applicable to the issue and sale of the Certificates.



                             SPECIAL CONSIDERATIONS


KILICO reserves the right to amend the Contract and Certificates to meet the requirements of any applicable federal or state laws or regulations. KILICO will notify the Owner in writing of any such amendments.

An Owner's rights under a Certificate may be assigned as provided by applicable law. An assignment will not be binding upon KILICO until it receives a written copy of the assignment. The Owner is solely responsible for the validity or effect of any assignment. The Owner, therefore, should consult a qualified tax advisor regarding the tax consequences, as an assignment may be a taxable event.

                             AVAILABLE INFORMATION

KILICO is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "Commission"). Such reports and other information can be inspected and copied at the public reference facilities of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. and 500 West Madison, Suite 1400, Northwestern Atrium Center, Chicago, Illinois. Copies of such materials also can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.


KILICO has filed registration statements (the "Registration Statements") with the Commission under the Securities Act of 1933 relating to the Contracts and Certificates offered by this Prospectus. This Prospectus has been filed as a part of the Registration Statements and does not contain all of the information set forth in the Registration Statements, and reference is hereby made to such Registration Statements for further information relating to KILICO and the Contracts and Certificates. The Registration Statements may be inspected and copied, and copies can be obtained at prescribed rates in the manner set forth in the preceding paragraph.

                                    BUSINESS



CORPORATE STRUCTURE



KEMPER INVESTORS LIFE INSURANCE COMPANY ("KILICO"), founded in 1947, is incorporated under the insurance laws of the State of Illinois. KILICO is licensed in the District of Columbia and all states except New York. KILICO is a wholly-owned subsidiary of Kemper Corporation ("Kemper"), a nonoperating holding company.



CORPORATE CONTROL EVENTS



On January 4, 1996, an investor group comprised of Zurich Insurance Company ("Zurich"), Insurance Partners, L.P. ("IP") and Insurance Partners Offshore (Bermuda), L.P. (together with IP, "Insurance Partners") acquired all of the issued and outstanding common stock of Kemper. As a result of that change in control, Zurich and Insurance Partners owned 80 percent and 20 percent, respectively, of Kemper and therefore KILICO. On February 27, 1998, Zurich acquired Insurance Partner's remaining 20 percent interest for cash. As a result of this transaction, Kemper and KILICO became wholly-owned subsidiaries of Zurich.



The acquisition of KILICO was accounted for using the purchase method of accounting. The consolidated financial statements of KILICO prior to January 4, 1996, were prepared on a historical cost basis and have been labeled as "preacquisition" throughout this Prospectus.



Under purchase accounting, KILICO's assets and liabilities have been marked to their relative fair values as of the acquisition date. The difference between the allocated cost of $745.6 million of acquiring KILICO and the net fair values of KILICO's assets and liabilities as of the acquisition date resulted in $254.9 million of goodwill. KILICO originally began to amortize goodwill on a straight-line basis over twenty-five years, however, in the fourth quarter of 1997, KILICO changed its amortization period to twenty years. The change in amortization periods was made to conform to Zurich's accounting practices and policies and resulted in an increase in goodwill amortization of $5.1 million in 1997. KILICO has presented January 4, 1996 (the acquisition date) as the opening purchase accounting balance sheet for comparative purposes, where appropriate, throughout this Prospectus.



Purchase accounting adjustments primarily affected the recorded historical values of fixed maturities, mortgage loans, other invested assets, deferred insurance acquisition costs, future policy benefits and deferred income taxes. (See note captioned "Summary of Significant Accounting Policies" in the notes to the consolidated financial statements below.)



STRATEGIC INITIATIVES



Since the early 1990's, KILICO has intensified the management of its real estate-related investments due to adverse market conditions. KILICO also successfully implemented strategies over the last several years to reduce both its joint venture operating losses and the level of its real estate-related investments. These strategies included individual property sales, refinancings and restructurings, as well as bulk sale transactions completed in December 1995 in anticipation of the 1996 change in control. As a result of these strategies, KILICO reduced its holdings of real estate-related investments from 36.2 percent of its total invested assets and cash at year-end 1991 to 4.9 percent at year-end 1997.

The management, operations and strategic directions of KILICO were also integrated by the end of 1993 with those of another Kemper subsidiary, Federal Kemper Life Assurance Company ("FKLA"). The integration streamlined management, controlled costs, improved profitability, increased operating efficiencies and productivity, and helped to expand both companies' distribution capabilities. Headquartered in Long Grove, Illinois, FKLA markets term and interest-sensitive life insurance, as well as certain annuity products through brokerage general agents and other independent distributors.



Beginning in 1995, KILICO also began to introduce and expand new and existing product lines. In late 1995, KILICO began to sell term life insurance products in order to balance its product mix and asset-liability structure. Over the last three years, KILICO increased the competitiveness of its variable annuity products by adding multiple variable subaccount investment options and investment managers to existing variable annuity products. In 1996, KILICO introduced a registered flexible individual variable life insurance product and in 1997 KILICO introduced a non-registered individual and group variable bank-owned life insurance contract ("BOLI") and a series of individual variable life insurance contracts.



NARRATIVE DESCRIPTION OF BUSINESS



KILICO offers both individual fixed-rate (general account) and individual and group variable (separate account) annuity contracts, as well as individual term life, universal life and individual and group variable life insurance products through various distribution channels. KILICO offers investment-oriented products, guaranteed returns or a combination of both, to help policyholders meet multiple insurance and financial objectives. Financial institutions, securities brokerage firms, insurance agents and financial planners are important distribution channels for KILICO's products. KILICO's sales mainly consist of deposits received on certain long duration annuity and variable life insurance contracts as well as reinsurance premiums assumed from FKLA beginning in 1996. (See note captioned "Reinsurance" in the notes to the consolidated financial statements and see the table captioned "Sales" below.)



KILICO's fixed and variable annuities generally have surrender charges that are a specified percentage of policy values and decline as the policy ages. General account annuity and interest-sensitive life policies are guaranteed to accumulate at specified interest rates but allow for periodic crediting rate changes.



Over the last several years, in part reflecting the current interest rate environment, KILICO has increased its emphasis on marketing its existing and new separate account products. Unlike the fixed-rate annuity business where KILICO manages spread revenue, variable annuities pose minimal investment risk for KILICO, as policyholders invest in one or more of several underlying investment funds. KILICO, in turn, receives administrative fee revenue as well as cost of insurance charges which compensate KILICO for providing life insurance coverage to the contractholder potentially in excess of their cash surrender values.



As a result of this strategy, KILICO's separate account assets and related sales of its variable annuity and life products have increased as follows (in millions):



                                                              DECEMBER 31       JANUARY 4
                                                          -------------------   ----------
                                                            1997       1996        1996
                                                          --------   --------   ----------
Separate account assets.................................  $5,122.0   $2,127.2    $1,761.1
                                                          ========   ========    ========

                                                               YEAR ENDED DECEMBER 31
                                                         ----------------------------------
                                                                             PREACQUISITION
                                                                             --------------
                                                           1997      1996         1995
                                                         --------   ------   --------------
Variable annuity sales.................................  $  259.8   $254.6      $  151.1
Variable life sales....................................   2,708.6       .2            --
                                                         --------   ------      --------
  Total separate account sales.........................  $2,968.4   $254.8      $  151.1
                                                         ========   ======      ========



Rating improvements in 1996 (see "Rankings and ratings" below) and the 1996 change in control also helped to increase KILICO's sales in 1997 and 1996, compared with 1995.



In order to increase variable annuity sales, KILICO introduced Kemper PASSPORT in 1992. Kemper PASSPORT is a variable and market value adjusted annuity featuring a choice of investment portfolios, an increasing estate benefit, tax-free transfers and guaranteed rates for a variety of terms. In 1994, KILICO changed Kemper PASSPORT from a single premium annuity to one with a flexible premium structure and also added a small capitalization equity subaccount as another investment portfolio option. In 1995 and 1996, KILICO also added several new subaccounts and new investment managers as investment portfolio choices for certain purchasers of the Kemper Advantage III variable annuity product. During late 1996, KILICO introduced POWER V, a registered flexible premium variable life insurance product. During mid-1997, KILICO also introduced variable BOLI which is primarily marketed to banks and other large corporate entities and a series of non-registered variable individual universal life insurance contracts which are marketed primarily to high net worth individuals. These products are being marketed and distributed by Investors Brokerage Services, Inc., ("IBS") a wholly-owned subsidiary of KILICO. Excluding these contracts marketed and distributed by IBS which accounted for $2,705.8 million of KILICO's first year sales, INVEST Financial Corporation, ("INVEST") an affiliated company until June 28, 1996, and certain other unrelated companies of INVEST's new parent First American National Bank, and EVEREN Securities, Inc., an affiliated company until September 13, 1995, accounted for approximately 23.0 percent and 5.0 percent, respectively, in 1997 of KILICO's first-year sales, compared with 24 percent and 12 percent, respectively, in 1996.



Current crediting rates, a conservative investment strategy and the interest rate environment have impacted general account annuity sales for KILICO over the last several years. KILICO's general account fixed annuity sales were as follows (in millions):



                                                                YEAR ENDED DECEMBER 31
                                                           --------------------------------
                                                                             PREACQUISITION
                                                                             --------------
                                                            1997     1996         1995
                                                           ------   ------   --------------
General account fixed annuity sales......................  $145.7   $140.6       $247.6
                                                           ======   ======       ======



Beginning in early 1995, KILICO began raising crediting rates on certain of its existing and new general account products, reflecting both competitive conditions and a rising interest rate environment. As a result of these actions, sales of general account annuities increased. During late 1995, as interest rates fell, KILICO began reducing crediting rates on certain of its existing and new general account products reflecting both competitive conditions and the falling interest rate environment. As a result of these events, as well as a strong stock and bond market during 1996 and most of 1997, which influenced potential buyers of fixed annuity products to purchase variable annuity products, sales of general account annuities have increased only slightly in 1997, compared with 1996.

Beginning in 1995, KILICO began to sell term life insurance products in order to balance its product mix and asset-liability structure. During 1997 and 1996, KILICO also assumed $21.1 million and $7.3 million, respectively, of term life insurance premiums from FKLA. Excluding the amounts assumed from FKLA, KILICO's total term life sales, including new and renewal premiums, net of reinsurance ceded, amounted to $1.1 million in 1997, compared with $565 thousand in 1996 and $236 thousand in 1995.



FEDERAL INCOME TAX DEVELOPMENTS



In early 1998, the Clinton Administration's Fiscal Year 1998 Budget ("Budget") was released and contained certain proposals to change the taxation of non-qualified fixed and variable annuities and variable life insurance contracts. It is currently unknown whether or not such proposals will be accepted, amended or omitted in the final 1999 Budget approved by Congress. If the current Budget proposals are accepted, certain of KILICO's non-qualified fixed and variable annuities and certain of its variable life insurance products, including BOLI and the nonregistered individual variable universal life insurance contract introduced during 1997, may no longer be tax advantaged products and therefore no longer attractive to those customers who purchase them because of their favorable tax attributes. Additionally, sales of such products during 1998 may also be negatively impacted until the likelihood of the current proposals being enacted into law has be determined.



YEAR 2000 COMPLIANCE



Many existing computer programs were originally designed without considering the impact of the year 2000 and currently use only two digits to identify the year in the date field. This issue affects nearly all companies and organizations and could cause computer applications and systems to fail or create erroneous results to occur for any transaction with a date of January 1, 2000, or later.



Many companies must undertake major projects to address the year 2000 issue and each companies costs and uncertainties will depend on a number of factors, including its software and hardware, and the nature of the industry. Companies must also coordinate with other entities with which they electronically interact, including suppliers, customers, creditors and other financial services institutions.



If a company does not successfully address its year 2000 issues it could face material adverse consequences in the form of lawsuits against the company, lost business, erroneous results and substantial operating problems after January 1, 2000.



KILICO has taken substantial steps over the last several years to ensure that its systems will be compliant for the year 2000. Such steps have included the replacement of older systems with new systems which are already compliant. In 1996, KILICO replaced its investment accounting system and in 1997 KILICO replaced its general ledger and accounts payable system. KILICO has also ensured that new systems developed to support new product introductions in 1996 and 1997 are already year 2000 compliant. Data processing expenses related solely to bringing KILICO's systems in compliance with the year 2000 amounted to $88 thousand in 1997 and KILICO anticipates that it will cost an additional $895 thousand to bring all remaining systems into compliance. KILICO has also undertaken steps which require that all other entities with which KILICO electronically interacts, including suppliers and other financial services institutions, attest in writing to KILICO that their systems are year 2000 compliant.

NAIC RATIOS



The National Association of Insurance Commissioners (the "NAIC") annually calculates certain statutory financial ratios for most insurance companies in the United States. These calculations are known as the Insurance Regulatory Information System ("IRIS") ratios. There presently are twelve IRIS ratios. The primary purpose of the ratios is to provide an "early warning" of any negative developments. The NAIC reports the ratios to state regulators who may then contact the companies if three or more ratios fall outside the NAIC's "usual ranges".



Based on statutory financial data as of December 31, 1997, KILICO had three ratios outside the usual ranges, the change in reserving ratio, the change in premium ratio and the change in product mix ratio. KILICO's change in reserving ratio reflected the level of interest-sensitive life surrenders and withdrawals during 1997, as well as the 1997 reinsurance agreement with FKLA. KILICO's change in premium ratio and change in product mix ratio reflected the $2.7 billion increase in BOLI premiums received during 1997. Other than certain states requesting quarterly financial reporting and/or explanations of the underlying causes for certain ratios, no state regulators have taken any action due to KILICO's IRIS ratios for 1997 or earlier years.



GUARANTY ASSOCIATION ASSESSMENTS



From time to time, mandatory assessments are levied on KILICO by life and health guaranty associations of most states in which KILICO is licensed, to cover losses to policyholders of insolvent or rehabilitated insurance companies. These associations levy assessments (up to prescribed limits) on all member insurers in a particular state, in order to pay claims on the basis of the proportionate share of premiums written by member insurers in the lines of business in which the insolvent or rehabilitated insurer engaged. These assessments may be deferred or forgiven in certain states if they would threaten an insurer's financial strength, and, in some states, these assessments can be partially recovered through a reduction in future premium taxes.



In the early 1990s, there were a number of failures of life insurance companies. KILICO's financial statements include provisions for all known assessments that will be levied against KILICO by various state guaranty associations as well as an estimate of amounts (net of estimated future premium tax recoveries) that KILICO believes will be assessed in the future for failures which have occurred to date and for which the life insurance industry has estimated the cost to cover losses to policyholders. Assessments levied against KILICO and charged to expense in 1997, 1996 and 1995 amounted to $1.2 million, $601 thousand and $5.8 million, respectively. Such amounts relate to accrued guaranty fund assessments of $4.8 million, $5.8 million and $5.0 million at December 31, 1997, 1996 and 1995, respectively. Additional assessments charged to expense reflect accruals for the life insurance industry's new or revised loss estimates for certain insolvent insurance companies.



RISK-BASED CAPITAL



Since the early 1990s, reflecting a recessionary environment and the insolvencies of a few large life insurance companies, both state and federal legislators have increased scrutiny of the existing insurance regulatory framework. While various initiatives, such as the codification of statutory accounting principles, are being considered for future implementation by the NAIC, it is not presently possible to predict the future impact of potential regulatory changes on KILICO.



Under asset adequacy and risk-based capital rules in Illinois, state regulators may mandate remedial action for inadequately reserved or inadequately capitalized companies. The asset adequacy rules are designed to assure that reserves and assets are adequate to cover liabilities under a variety of economic scenarios. The focus of the capital rules is a risk-based formula that applies prescribed factors to various risk elements in an insurer's business and investments to develop a minimum capital requirement designed to be proportional to the amount of risk assumed by the insurer. KILICO has capital levels substantially exceeding any which would mandate action under the risk-based capital rules and is in compliance with applicable asset adequacy rules.



RESERVES AND REINSURANCE



The following table provides a breakdown of KILICO's reserves for future policy benefits by product type (in millions):



                                                              DECEMBER 31   DECEMBER 31
                                                                 1997          1996
                                                              -----------   -----------
General account annuities...................................    $3,137        $3,507
Interest-sensitive life insurance and other.................       709           743
Term life reserves..........................................        10             7
Ceded future policy benefits................................       383           427
                                                                ------        ------
          Total.............................................    $4,239        $4,684
                                                                ======        ======



Ceded future policy benefits shown above reflect coinsurance (indemnity reinsurance) transactions in which KILICO insured liabilities of approximately $516 million in 1992 and $416 million in 1991 with Fidelity Life Association, A Mutual Legal Reserve Company ("FLA"), an affiliated mutual insurance company. FLA shares directors, management, operations and employees with FKLA pursuant to an administrative and management services agreement. FLA produces policies not produced by FKLA or KILICO as well as other policies similar to certain FKLA policies. At December 31, 1997 and 1996, KILICO's reinsurance recoverable from FLA related to these coinsurance transactions totaled approximately $382.6 million and $427.2 million, respectively. Utilizing FKLA's employees, KILICO is the servicing company for this coinsured business and is reimbursed by FLA for the related servicing expenses.



During December 1997, KILICO entered into a funds held reinsurance agreement with another Zurich affiliated company, EPICENTRE Reinsurance (Bermuda) Limited ("EPICENTRE"). Under the terms of this agreement, KILICO ceded, on a yearly renewable term basis, ninety percent of the net amount at risk (death benefit payable to the insured less the insured's separate account cash surrender value) related to variable bank owned life insurance (BOLI), which is held in KILICO's separate accounts. During 1997, KILICO ceded to EPICENTRE approximately $24.3 million of separate account fees (cost of insurance charges) paid to KILICO by these policyholders for the life insurance coverage provided under the terms of each separate account contract. KILICO has also withheld approximately $23.4 million of such funds due to EPICENTRE under the terms of the reinsurance agreement as a component of benefits and funds payable in the accompanying consolidated balance sheet in this Prospectus. KILICO remains primarily liable to its policyholders for these amounts.



During 1996, KILICO assumed on a yearly renewable term basis approximately $14.4 billion (face amount) of term life insurance from FKLA. As a result of this transaction, KILICO also recorded reserves in 1997 and 1996 of approximately $7.9 million and $7.3 million, respectively. (See the note captioned "Reinsurance" in the notes to the consolidated financial statements.)

COMPETITION



KILICO is in a highly competitive business and competes with a large number of other stock and mutual life insurance companies, many of which are larger financially, although none is truly dominant in the industry. KILICO, with its emphasis on annuity products, also competes for savings dollars with securities brokerage and investment advisory firms as well as other institutions that manage assets, produce financial products or market other types of investment products.



KILICO's principal methods of competition continue to be innovative products, often designed for selected distribution channels and economic conditions, as well as appropriate product pricing, careful underwriting, expense control and the quality of services provided to policyholders and agents. Certain of KILICO's financial strength ratings and claims-paying/performance ratings, however, were lower in 1995 than in earlier years, and were under review in 1995, due to uncertainty with respect to Kemper's and KILICO's ownership. These ratings impacted sales efforts in certain markets; however, increases in KILICO's financial strength ratings and claims-paying/performance ratings in January 1996 favorably impacted variable annuity sales during 1997 and 1996 and should continue to favorably impact future sales.



To address its competition, KILICO has adopted certain business strategies. These include systematic reductions of investment risk and strengthening of its capital position; continued focus on existing and new variable annuity and variable life insurance products; distribution through diversified channels; and ongoing efforts to continue as a low-cost provider of insurance products and high-quality services to agents and policyholders through the use of technology.



RANKINGS AND RATINGS



According to BEST'S AGENTS GUIDE TO LIFE INSURANCE COMPANIES, 1997, as of December 31, 1996, KILICO ranked 74th of 1,249 life insurers by admitted assets; 156th of 1,034 by insurance in force; and 171st of 1,183 by net premiums written.



Following the January 1996 change in control, certain of KILICO's financial strength ratings and claims-paying ability ratings were upgraded. In October 1997, Zurich announced a planned merger with B.A.T. Industries plc. In connection with that merger, Zurich's and KILICO's claims-paying ability ratings were placed on ratings watch with negative implications by certain rating agencies. KILICO's current ratings and their current status are as follows:



                             CURRENT RATING              CURRENT STATUS
                             ---------------   ----------------------------------
A.M. Best Company..........  A (Excellent)     Affirmed
Moody's Investors
  Service..................  Aa3 (Excellent)   Under review -- possible downgrade
Duff & Phelps Credit Rating
  Co.......................  AA (Very High)    Rating watch -- developing
Standard & Poor's..........  AA- (Excellent)   Affirmed



EMPLOYEES



At December 31, 1997, KILICO utilized the services of approximately 620 employees of FKLA, which are also shared with FLA and Zurich Life Insurance Company of America ("ZLICA"). On January 5, 1996, KILICO, FKLA, FLA and ZLICA began to operate under the trade name Zurich Kemper Life. On July 1, 1996, Kemper acquired 100 percent of the issued and outstanding common stock of ZLICA from Zurich.

REGULATION



KILICO is generally subject to regulation and supervision by the insurance departments of Illinois and other jurisdictions in which KILICO is licensed to do business. These departments enforce laws and regulations designed to assure that insurance companies maintain adequate capital and surplus, manage investments according to prescribed character, standards and limitations and comply with a variety of operational standards. The departments also make periodic examinations of individual companies and review annual and other reports on the financial condition of each company operating within their respective jurisdictions. Regulations, which often vary from state to state, cover most aspects of the life insurance business, including market practices, forms of policies and accounting and financial reporting procedures.



Insurance holding company laws enacted in many states grant additional powers to state insurance commissioners to regulate acquisition of and by domestic insurance companies, to require periodic disclosure of relevant information and to regulate certain transactions with related companies. These laws also impose prior approval requirements for certain transactions with affiliates and generally regulate dividend distributions by an insurance subsidiary to its holding company parent.



In addition, certain of KILICO's variable life insurance and annuity products, and the related separate accounts, are subject to regulation by the Securities and Exchange Commission (the "SEC").



KILICO believes it is in compliance in all material respects with all applicable regulations.



INVESTMENTS



A changing marketplace has affected the life insurance industry and to accommodate customers' increased preference for safety over higher yields, KILICO has systematically reduced its investment risk and strengthened its capital position.



KILICO's cash flow is carefully monitored and its investment program is regularly and systematically planned to provide funds to meet all obligations and to optimize investment return. For securities, portfolio management is handled by an affiliated company, Scudder Kemper Investments, Inc. ("SKI"), formerly Zurich Kemper Investments, Inc. ("ZKI"), and its subsidiaries and affiliates, with KILICO's real estate-related investments being handled by a majority-owned Kemper real estate subsidiary. Investment policy is directed by KILICO's board of directors. KILICO's investment strategies take into account the nature of each annuity and life insurance product, the respective crediting rates and the estimated future policy benefit maturities. See "INVESTMENTS" below.



FORWARD-LOOKING STATEMENTS



All statements, trend analyses and other information contained in this report and elsewhere (such as in other filings by KILICO with the Securities and Exchange Commission, press releases, presentations by KILICO or its management or oral statements) relative to markets for KILICO's products and trends in KILICO's operations or financial results, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from those contemplated by the forward-looking statements. Such factors include, among other things: (i) general economic conditions and other factors, including prevailing interest rate levels and stock market performance, which may affect the ability of KILICO to sell its products, the market value of KILICO's investments and the lapse rate and profitability of KILICO's contracts; (ii) KILICO's ability to achieve anticipated levels of operational efficiencies through certain cost-saving initiatives;

(iii) customer response to new products, distribution channels and marketing initiatives; (iv) mortality, morbidity, and other factors which may affect the profitability of KILICO's insurance products; (v) changes in the Federal income tax laws and regulations which may affect the relative tax advantages of some of KILICO's products; (vi) increasing competition which could affect the sale of KILICO's products; (vii) regulatory changes or actions, including those relating to regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulations of the sale and underwriting and pricing of insurance products; and (viii) the risk factors or uncertainties listed from time to time in KILICO's other filings with the Securities and Exchange Commission.



                                   PROPERTIES



KILICO shares 99,000 sq. ft. of office space leased by FKLA from Lumbermens Mutual Casualty Company, a former affiliate, ("Lumbermens"), located in Long Grove, Illinois.



                               LEGAL PROCEEDINGS



KILICO has been named as defendant in certain lawsuits incidental to its insurance business. Based upon the advice of legal counsel, KILICO's management believes that the resolution of these various lawsuits will not result in any material adverse effect on KILICO's consolidated financial position.



                            SELECTED FINANCIAL DATA



The following table sets forth selected financial information for KILICO for the five years ended December 31, 1997 and for the opening balance sheet as of the acquisition date, January 4, 1996. Such information should be read in conjunction with KILICO's consolidated financial statements and notes thereto included in this Prospectus. All amounts are shown in millions.



                                                                                   PREACQUISITION
                                                                         ----------------------------------
                                                                                    DECEMBER 31
                              DECEMBER 31    DECEMBER 31    JANUARY 4    ----------------------------------
                                 1997           1996          1996         1995          1994        1993
                              -----------    -----------    ---------    --------      --------    --------
TOTAL REVENUE..............    $   425.5      $  356.2      $  --        $   68.1(1)   $  330.5    $  337.4
                               =========      ========      ========     ========      ========    ========
NET INCOME EXCLUDING
  REALIZED INVESTMENT
  RESULTS..................    $    31.9      $   25.6      $  --        $   74.2      $   61.9    $   33.7
                               =========      ========      ========     ========      ========    ========
NET INCOME (LOSS)..........    $    38.7      $   34.4      $  --        $ (133.0)(1)  $   26.4    $   14.0
                               =========      ========      ========     ========      ========    ========
FINANCIAL SUMMARY
Total separate account
  assets...................    $ 5,122.0      $2,127.2      $1,761.1     $1,761.1      $1,508.0    $1,499.5
                               =========      ========      ========     ========      ========    ========
Total assets...............    $10,589.7      $7,717.9      $7,682.7     $7,581.7      $7,537.1    $8,113.7
                               =========      ========      ========     ========      ========    ========
Future policy benefits.....    $ 3,856.9      $4,256.5      $4,585.1     $4,573.2      $4,843.7    $5,040.0
                               =========      ========      ========     ========      ========    ========
Stockholder's equity.......    $   865.6      $  751.0      $  745.6     $  605.9      $  434.0    $  654.6
                               =========      ========      ========     ========      ========    ========


---------------

(1) Total revenue and net income (loss) for 1995 were adversely impacted by real estate-related investment losses. Such losses reflect a change in KILICO's strategy with respect to its real estate-related investments in connection with the January 4, 1996 acquisition of Kemper by the Zurich-led investor group. See "Management's Discussion and Analysis of Financial Condition and Results of Operations".

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF


                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS



As discussed in the note captioned "Summary of Significant Accounting Policies" in the notes to the consolidated financial statements, Kemper, and therefore KILICO, were acquired on January 4, 1996, by an investor group led by Zurich. In connection with the acquisition, KILICO's assets and liabilities were marked to their respective fair values as of the acquisition date in conformity with the purchase accounting method required under generally accepted accounting principles.



KILICO's financial statements as of January 4, 1996, and as of and for the year ended December 31, 1996, have been adjusted to reflect the effects of such purchase accounting adjustments. KILICO's financial statements for the year ended December 31, 1995 has been prepared on an historical cost basis and do not reflect such purchase accounting adjustments.



RESULTS OF OPERATIONS



KILICO recorded net income of $38.7 million in 1997, compared with net income of $34.4 million in 1996 and with a net loss of $133.0 million in 1995. The increase in net income in 1997, compared with 1996, was due to a significant increase in operating earnings before the amortization of goodwill, offset by an increase in goodwill amortization and a slight decline in net realized capital gains. The increase in net income in 1996, compared with 1995, was primarily due to a decrease in the level of real estate-related realized investment losses. KILICO's strategy with respect to its real estate-related investments changed dramatically as of year-end 1995 in connection with the Zurich-led investor group's acquisition of Kemper. This change, as further discussed below, resulted in significant reductions in real estate-related investments and significant realized capital losses in the second half of 1995.



The following table reflects the components of net income (loss):



               NET INCOME (LOSS)


               (in millions)



                                            YEAR ENDED DECEMBER 31
                                    --------------------------------------
                                                            PREACQUISITION
                                                            --------------
                                     1997        1996            1995
                                    ------      ------      --------------
Operating earnings before
  amortization of goodwill....      $ 47.2      $ 35.8         $  74.2
Amortization of goodwill......       (15.3)      (10.2)             --
Net realized investment gains
  (losses)....................         6.8         8.8          (207.2)
                                    ------      ------         -------
          Net income (loss)...      $ 38.7      $ 34.4         $(133.0)
                                    ======      ======         =======

The following table reflects the major components of realized investment results included in net income (loss) above. (See "INVESTMENTS" below, and the note captioned "Invested Assets and Related Income" in the notes to the consolidated financial statements.)



            REALIZED INVESTMENT RESULTS, AFTER TAX


            (in millions)



                                           YEAR ENDED DECEMBER 31
                                   --------------------------------------
                                                           PREACQUISITION
                                                           --------------
                                    1997        1996            1995
                                   ------      ------      --------------
Real estate-related gains
  (losses).....................    $ 12.8      $ 11.4         $(211.6)
Fixed maturity write-downs.....      (2.8)        (.9)           (4.7)
Other gains (losses), net......      (3.2)       (1.7)            9.1
                                   ------      ------         -------
          Total................    $  6.8      $  8.8         $(207.2)
                                   ======      ======         =======



The higher level of real estate-related losses in 1995, compared with both 1997 and 1996, reflected realized capital losses predominately from real estate-related bulk sale transactions in December 1995, as well as a higher level of write-downs on real estate-related investments. These sales and write-downs in 1995, reflect Zurich's and Insurance Partners' strategies, adopted by KILICO, with respect to the disposition of real estate-related investments. Other realized investment gains and losses for 1997, 1996 and 1995 relate primarily to the sale of fixed maturity investments. The fixed maturity losses generated in 1997 and 1996 arose primarily from the sale of fixed maturity investments, consisting of lower yielding U.S. Treasury bonds, collateralized mortgage obligations and corporate bonds, related to ongoing repositionings of KILICO's fixed maturity investment portfolio. The proceeds from the repositionings, together with cash and short-term investments, were reinvested into higher yielding corporate bonds and asset-backed securities in 1997 and 1996. Real estate-related gains in both 1997 and 1996, continue to reflect KILICO's strategy to reduce its exposure to real estate-related investments, as well as improving real estate market conditions in most areas of the country. Fixed maturity write-downs in 1997 primarily reflect other-than-temporary declines in value of certain U.S. dollar denominated fixed maturity investments which have significant exposure to countries in Southeast Asia. (See "INVESTMENTS" below.)



Operating earnings before the amortization of goodwill increased to $47.2 million in 1997, compared with $35.8 million in 1996. Operating earnings increased in 1997 before the amortization of goodwill, compared with 1996, primarily due to an increase in spread revenue (investment income earned less interest credited), an increase in separate account fees and charges, an increase in premium income and an increase in the deferral of insurance acquisition costs, offset by an increase in claims incurred and other policyholder benefits, taxes, licenses and fees, commissions, operating expenses and an increase in the amortization of the value of business acquired.



Operating earnings before the amortization of goodwill decreased to $35.8 million in 1996, compared with $74.2 million in 1995, primarily due to purchase accounting adjustments which reduced investment income and increased expenses.



Investment income was lower in 1996, compared with 1995, primarily reflecting purchase accounting adjustments related to the amortization of premiums on fixed maturity investments. Under purchase accounting, the fair value of KILICO's fixed maturity investments as of January 4, 1996 became KILICO's new cost basis in such investments. The difference between the new cost basis and original par is then amortized against investment income over the remaining effective lives of the fixed maturity investments. As a result of the interest rate environment as of January 4, 1996, the market value of KILICO's fixed maturity investments was approximately $133.9 million greater than original par. The amortization of such premiums reduced investment income by approximately $14.1 million in 1997 and $22.7 million in 1996, compared with 1995.



Investment income and interest credited also declined in 1997, compared with 1996 and 1995, as a result of a decrease in both total invested assets and liabilities for future policy benefits to policyholders. Such decreases were the result of surrender and withdrawal activity over the last three years.



Investment income was also negatively impacted during 1996, compared with 1995, by a higher level of cash and short-term investments held in the first quarter of 1996. The increase in cash and short-term investments in the first quarter of 1996 was caused in part by the cash proceeds received from bulk sales of real estate-related investments in late December 1995.



Investment income was positively impacted in 1997 and 1996 from the benefits of capital contributions to KILICO and from the above-mentioned repositionings of KILICO's investment portfolio.



The following table reflects KILICO's sales.



            SALES


            (in millions)



                                        YEAR ENDED DECEMBER 31
                               ----------------------------------------
                                                         PREACQUISITION
                                                         --------------
                                 1997         1996            1995
                               --------      ------      --------------
Annuities:
  General account............  $  145.7      $140.6          $247.6
  Separate account...........     259.8       254.6           151.1
                               --------      ------          ------
     Total annuities.........     405.5       395.2           398.7
                               --------      ------          ------
Life Insurance:
  Separate account bank-owned
     variable universal life
     ("BOLI")................   2,700.0        --            --
  Separate account variable
     universal life..........       8.6          .2          --
  Term life..................      22.2         7.8              .2
  Interest-sensitive life....     --             .6              .2
                               --------      ------          ------
     Total life..............   2,730.8         8.6              .4
                               --------      ------          ------
               Total sales...  $3,136.3      $403.8          $399.1
                               ========      ======          ======



Sales of annuity products consist of total deposits received. General account annuity sales increased only slightly in 1997, compared with 1996, due to the current low interest rate environment. The decrease in 1996 general account (fixed annuity) sales, compared with 1995, is reflective of the declining interest rate environments and the stock and bond markets during 1996 and 1995, respectively, which made variable annuities more attractive to consumers in 1996, and fixed annuities more attractive to consumers during 1995.



The increase in separate account (variable sales) in 1997, compared with 1996 and 1995, was in part due to improvements in KILICO's financial strength and performance ratings in January 1996, the addition of new separate account investment fund options, the addition of new investment fund managers and a strong overall underlying stock and bond market. Sales of variable annuities not only increase administrative fees earned but they also pose minimal investment risk for KILICO, as policyholders invest in one or more of several underlying investment funds which invest in stocks and bonds. KILICO believes that the increase in its financial strength and performance ratings in January 1996 together with KILICO's association with Zurich, will continue to assist in KILICO's future sales efforts.



Beginning in late 1995, KILICO introduced a registered flexible individual variable life insurance product and in 1997 KILICO introduced several non-registered variable universal life insurance contracts, BOLI and a series of individual universal life insurance contracts. Sales of these separate account variable products, like variable annuities, pose minimal investment risk for KILICO as policyholders also invest in one or more underlying investment funds which invest in stocks and bonds. KILICO receives premium tax and DAC tax expense loads from certain contract holders, as well as administrative fees and cost of insurance charges which compensate KILICO for providing life insurance coverage to the contractholders in excess of their cash surrender values. Face amount of new variable universal life insurance business issued amounted to $59.6 billion in 1997, compared with $4.0 million in 1996.



In early 1998, the Clinton Administration's Fiscal Year 1998 Budget ("Budget") was released and contained certain proposals to change the taxation of non-qualified fixed and variable annuities and variable life insurance contracts. It is currently unknown whether or not such proposals will be accepted, amended or omitted in the final 1999 Budget approved by Congress. If the current Budget proposals are accepted, certain of KILICO's non-qualified fixed and variable annuities and certain of its variable life insurance products, including BOLI and the non-registered individual variable universal life insurance contract introduced during 1997, may no longer be tax advantaged products and therefore no longer attractive to those customers who purchase them because of their favorable tax attributes. Additionally, sales of such products during 1998 may also be negatively impacted until the likelihood of the current proposals being enacted into law has been determined.



Beginning in 1995, KILICO began to sell low-cost term life insurance products offering initial level premiums for 5, 10, 15 and 20 years in order to balance its product mix and asset-liability structure. In 1997 and 1996, KILICO also assumed $21.1 million and $7.3 million, respectively, of term life insurance premiums from FKLA. (See the note captioned "Reinsurance" in the notes to the consolidated financial statements.) Excluding the amounts assumed from FKLA, KILICO's total term life sales, including new and renewal premiums, amounted to $1.1 million in 1997, compared with $565 thousand in 1996 and $236 thousand in 1995. Face amount of new term business issued during 1997, 1996 and 1995 amounted to approximately $278 million, $187 million and $120 million, respectively.



Included in separate account fees and charges are administrative fees received from KILICO's separate account products of $31.0 million in 1997, compared with $25.3 million and $21.9 million in 1996 and 1995, respectively. Administrative fee revenue increased in each of the last three years due to growth in average separate account assets.



Also included in separate account fees and charges in 1997 are cost of insurance charges related to variable universal life insurance, primarily BOLI, of $27.6 million, of which $24.3 million of such fees were ceded to EPICENTRE. (See the note captioned "Reinsurance" in the notes to the consolidated financial statements.) Separate account fees and charges in 1997 also include premium tax expense loads of $51.1 million related to BOLI.



Other income includes surrender charge revenue of $5.2 million in 1997, compared with $5.4 million and $7.7 million in 1996 and 1995, respectively, as total general account and separate account policyholder surrenders and withdrawals decreased in 1997 and 1996, compared with 1995. The decrease in surrender charge revenue in 1997, compared with 1996 and 1995 also reflects that 49 percent of KILICO's fixed and variable annuity liabilities, excluding BOLI, at December 31, 1997 are subject to minimal (5 percent or less) or no surrender charges, compared with 57 percent in 1996 and 56 percent in 1995. Also included in other income in 1995 is a ceding commission experience adjustment which resulted in income of $4.4 million related to certain reinsurance transactions entered into by KILICO during 1992. (See the note captioned "Reinsurance" in the notes to the consolidated financial statements.)



            POLICYHOLDER SURRENDERS, WITHDRAWALS AND DEATH BENEFITS


            (in millions)



                                                             PREACQUISITION
                                                             --------------
                                1997           1996               1995
                               ------         ------         --------------
General account............    $703.1         $652.0             $755.9
Separate account...........     236.2          196.7              205.6
                               ------         ------             ------
     Total.................    $939.3         $848.7             $961.5
                               ======         ======             ======



Reflecting the current interest rate environment and other competitive market factors, KILICO adjusts its crediting rates on interest-sensitive products over time in order to manage spread revenue and policyholder surrender and withdrawal activity. KILICO can also improve spread revenue over time by increasing investment income. Beginning in late 1994, as a result of rising interest rates and other competitive market factors, KILICO began to increase crediting rates on certain interest-sensitive products which adversely impacted spread income. The declines in interest rates during the last three quarters of 1995, however, and the current interest rate environment during 1996 and 1997, have mitigated at present, competitive pressures to increase existing renewal crediting rates further.



General account surrenders, withdrawals and death benefits increased $51.1 million in 1997, compared with 1996, reflecting an increase of $18.2 million in claims incurred as a result of the aforementioned term life insurance business assumed from FKLA as well as an increase in overall surrenders and withdrawals in 1997, compared with 1996. KILICO expects that the level of surrender and withdrawal activity experienced in 1997 should remain at a similar level in 1998 given current projections for relatively stable interest rates.



Taxes licenses and fees increased in 1997 to $52.6 million of which $51.1 million of this increase was related to premium taxes on BOLI. Excluding the taxes due on BOLI, of which KILICO received a corresponding expense load in separate account fees and other charges, taxes licenses and fees amounted to $1.5 million, compared with $2.2 million in 1996 and $6.9 million in 1995. Taxes, licenses and fees were lower in 1997 and 1996, compared with 1995, primarily reflecting the level of guaranty fund assessments in each of those years. Expenses for such assessments totaled $1.2 million, $601 thousand, and $5.8 million in 1997, 1996 and 1995, respectively. (See "Guaranty association assessments" above.)



Commissions expense was higher in 1997, compared with both 1996 and 1995, due to an increase in total sales, excluding BOLI.



Operating expenses declined in 1995, primarily as a result of a decrease in headcount resulting from the uncertainty concerning KILICO's ownership. Operating expenses increased in 1997 and 1996, compared with 1995, as a result of restaffing after the completion of the merger, an increase in evidence costs related to new term life sales and an increase in data processing expenses. Data processing expenses increased to $10.8 million in 1997, compared with $4.1 million in 1996 and $3.7 million in 1995, primarily due to infrastructure improvements related to new product development, a new general ledger and accounts payable system, development of a data warehouse and costs related to bringing KILICO's systems in compliance with the year 2000. Data processing expenses related to bringing KILICO's systems in compliance with the year 2000 amounted to $88 thousand in 1997. KILICO currently anticipates that it will cost an additional $895 thousand to bring all remaining systems in compliance. (See "Year 2000 Compliance" above.)



Operating earnings were positively impacted by the deferral of insurance acquisition costs in 1997, compared with 1996 and 1995. The deferral of insurance acquisition costs increased in 1997, compared with both 1996 and 1995 reflecting an increase in commissions expense and operating expenses related directly to the increase in production of new business.



Operating earnings were negatively impacted by the amortization of insurance acquisition costs and the amortization of the value of business acquired in 1997 and 1996, compared with the amortization of insurance acquisition costs in 1995. Deferred insurance acquisition costs, and the related amortization thereof, for policies sold prior to January 4, 1996 have been replaced under purchase accounting by the value of business acquired. The value of business acquired reflects the present value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. The amortization of the value of business acquired is calculated assuming an interest rate equal to the liability or contract rate on the value of the business acquired. (See note captioned "Summary of Significant Accounting Policies" in the notes to the consolidated financial statements.) Deferred insurance acquisition costs are established on all new policies sold after January 4, 1996.



The amortization of the value of business acquired increased in 1997, compared with 1996, as a result of an increase in net operating earnings related to the business previously acquired. The amortization of the value of business acquired in 1997 and 1996 was also adversely affected by net realized capital gains in 1997 and 1996, while the net amortization of insurance acquisition costs in 1995, was positively affected by realized capital losses. Net realized capital gains tend to accelerate the amortization of both the value of business acquired and deferred insurance acquisition costs as they tend to decrease KILICO's projected future estimated gross profits. Net realized capital losses tend to defer such amortization into future periods as they tend to increase KILICO's projected future estimated gross profits.



The difference between the cost of acquiring KILICO and the net fair value of KILICO's assets and liabilities as of January 4, 1996 was recorded as goodwill. During 1996, KILICO began to amortize goodwill on a straight-line basis over twenty-five years. In December of 1997, KILICO changed its amortization period to twenty years in order to conform to Zurich's accounting practices and policies. As a result of the change in amortization periods, KILICO recorded an increase in amortization expense of $5.1 million during 1997. The amortization of goodwill increased expenses by $10.2 million in 1996, compared with 1995.

INVESTMENTS



KILICO's principal investment strategy is to maintain a balanced, well-diversified portfolio supporting the insurance contracts written. KILICO makes shifts in its investment portfolio depending on, among other factors, its evaluation of risk and return in various markets, consistency with KILICO's business strategy and investment guidelines approved by the board of directors, the interest rate environment, liability durations and changes in market and business conditions.



INVESTED ASSETS AND CASH


(in millions)



                                                           DECEMBER 31          DECEMBER 31
                                                              1997                 1996
                                                         ---------------      ---------------
Cash and short-term investments........................  $  260      5.8%     $   74      1.6%
Fixed maturities:
  Investment-grade:
     NAIC(1) Class 1...................................   3,004     67.1       3,231     71.5
     NAIC(1) Class 2...................................     651     14.5         621     13.7
  Below investment grade:
     Performing........................................      14       .3          13       .3
     Nonperforming.....................................      --       --           1       --
Joint venture mortgage loans...........................      73      1.6         111      2.4
Third-party mortgage loans.............................     103      2.3         107      2.4
Other real estate-related investments..................      44      1.0          50      1.1
Policy loans...........................................     282      6.3         288      6.4
Equity securities......................................      25       .6          10       .2
Other..................................................      21       .5          14       .4
                                                         ------    -----      ------    -----
          Total(2).....................................  $4,477    100.0%     $4,520    100.0%
                                                         ======    =====      ======    =====


---------------


(1) National Association of Insurance Commissioners ("NAIC").


     -- Class 1 = A- and above


    -- Class 2 = BBB- through BBB+


(2) See the note captioned "Financial Instruments--Off-Balance-Sheet Risk" in the notes to the consolidated financial statements.



FIXED MATURITIES



KILICO is carrying its fixed maturity investment portfolio, which it considers available for sale, at estimated fair value, with the aggregate unrealized appreciation or depreciation being recorded as a separate component of stockholder's equity, net of any applicable income tax expense. The aggregate unrealized appreciation (depreciation) on fixed maturities at December 31, 1997 and 1996 was $24.6 million and $(63.2) million, respectively, compared with no unrealized appreciation or depreciation, at January 4, 1996 as a result of purchase accounting adjustments. KILICO does not record a net deferred tax benefit for the aggregate unrealized depreciation on investments. Fair values are sensitive to movements in interest rates and other economic developments and can be expected to fluctuate, at times significantly, from period to period.

At December 31, 1997, investment-grade fixed maturities and cash and short-term investments accounted for 87.4 percent of KILICO's invested assets and cash, compared with 86.8 percent at December 31, 1996. Approximately 54.0 percent of KILICO's NAIC Class 1 bonds were rated AAA or equivalent at year-end 1997, compared with 58.4 percent at December 31, 1996.



Approximately 35.1 percent of KILICO's investment-grade fixed maturities at December 31, 1997 were mortgage-backed securities, down from 36.4 percent at December 31, 1996, due to sales and paydowns during 1997. These investments consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. KILICO has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. KILICO's mortgage-backed investments are generally of AAA credit quality, and the markets for these investments have been and are expected to remain liquid. KILICO plans to continue to reduce its holding of such investments over time.



As a result of the previously discussed repositionings of KILICO's fixed maturity portfolio, approximately 10.8 percent and 8.8 percent of KILICO's investment-grade fixed maturities at December 31, 1997 and 1996, respectively, consisted of corporate asset-backed securities. The majority of KILICO's investments in asset-backed securities were backed by home equity loans (27.7%), auto loans (22.3%), manufactured housing loans (17.2%), equipment loans (13.7%), and commercial mortgage backed securities ("CMBs") (10.7%).



Future investment income from mortgage-backed securities and other asset-backed securities may be affected by the timing of principal payments and the yields on reinvestment alternatives available at the time of such payments. As a result of purchase accounting adjustments to fixed maturities, most of KILICO's mortgage-backed securities are carried at a premium over par. Prepayment activity resulting from a decline in interest rates on such securities purchased at a premium would accelerate the amortization of the premiums which would result in reductions of investment income related to such securities.



At December 31, 1997 and 1996 KILICO had unamortized premiums and discounts related to mortgage-backed and asset-backed securities as follows (in millions):



                                                               DECEMBER 31
                                                              -------------
                                                              1997    1996
                                                              -----   -----
Unamortized premiums........................................  $19.6   $24.7
                                                              =====   =====
Unamortized discounts.......................................  $ 5.2   $ 5.7
                                                              =====   =====



KILICO believes that as a result of the purchase accounting adjustments and the current interest rate environment, anticipated prepayment activity in 1998 is expected to result in reductions to future investment income similar to or greater than those reductions experienced by KILICO in 1997.



Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income.

The table below provides information about KILICO's mortgage-backed and asset-backed securities that are sensitive to changes in interest rates. The expected maturity dates have been calculated on a security by security basis using prepayment assumptions obtained from a survey conducted by a securities information service. These assumptions are consistent with the current interest rate and economic environment.



                           CARRYING                                                                         FAIR VALUE
                           VALUE AT                    EXPECTED MATURITY DATE                                   AT
                         DECEMBER 31,   -----------------------------------------------------              DECEMBER 31,
     (IN MILLIONS)           1997        1998     1999     2000    2001    2002    THEREAFTER    TOTAL         1997
     -------------       ------------    ----     ----     ----    ----    ----    ----------    -----     ------------
Fixed Maturities:
  Mortgage-backed
    bonds..............    $1,283.6     $219.1   $232.5   $145.1   $92.2   $64.5     $530.2     $1,283.6     $1,283.6
    Average yield......        6.58%      6.60%    6.61%    6.64%   6.64%   6.63%      6.67%        6.58%        6.58%
  Asset-backed bonds...    $  353.0     $ 18.9   $ 16.9   $ 30.8   $35.5   $47.2     $203.7     $  353.0     $  353.0
    Average yield......        6.81%      6.85%    7.04%    7.05%   7.15%   7.13%      7.20%        6.81%        6.81%
  CMBs.................    $   42.2     $  0.3   $  0.4   $  0.4   $ 0.4   $ 8.0     $ 32.7     $   42.2     $   42.2
    Average yield......        6.64%      6.64%    6.64%    6.64%   6.64%   6.63%      6.63%        6.64%        6.64%
                           --------                                                             --------     --------
                           $1,678.8                                                             $1,678.8     $1,678.8
                           ========                                                             ========     ========



                         CARRYING                                                                           FAIR VALUE
                         VALUE AT                     EXPECTED MATURITY DATE                                    AT
                       DECEMBER 31,   -------------------------------------------------------              DECEMBER 31,
    (IN MILLIONS)          1996        1997     1998     1999     2000     2001    THEREAFTER    TOTAL         1996
    -------------      ------------    ----     ----     ----     ----     ----    ----------    -----     ------------
Fixed Maturities:
  Mortgage-backed
    bonds............    $1,402.0     $161.4   $239.0   $261.4   $166.1   $ 61.8     $512.3     $1,402.0     $1,402.0
    Average yield....        6.83%      6.83%    6.83%    6.83%    6.83%    6.83%      6.83%        6.83%        6.83%
  Asset-backed
    bonds............    $  339.3     $ 31.4   $ 38.1   $ 36.6   $ 44.4   $ 51.0     $137.8     $  339.3     $  339.3
    Average yield....        6.82%      6.82%    6.82%    6.82%    6.82%    6.82%      6.82%        6.82%        6.82%
                         --------                                                               --------     --------
                         $1,741.3                                                               $1,741.3     $1,741.3
                         ========                                                               ========     ========



The current weighted average maturity of the mortgage-backed and asset-backed securities at December 31, 1997, is 3.8 years. A 200 basis point increase in interest rates would extend the weighted average maturity by approximately 1.0 year, while a 200 basis point decrease in interest rates would decrease the weighted average maturity by approximately 1.3 years.



The weighted average maturity of the mortgage-backed and asset-backed securities at December 31, 1996, was 4.6 years. A 200 basis point increase in interest rates would have extended the weighted average maturity by approximately 1.7 years, while a 200 basis point decrease in interest rates would have decreased the weighted average maturity by approximately 1.3 years.



As of December 31, 1997, KILICO had $54.7 million of U.S. dollar denominated fixed maturity investments, after write-downs for other-than-temporary declines in value, which have significant exposure to countries in Southeast Asia. Approximately $5.6 million of such securities were from Korea, $21.9 million were from Hong Kong, China, $20.4 million were from Malaysia and the remainder of such bonds were from a United Kingdom bank with most of its loans issued to countries in Southeast Asia. Write-downs on such securities, which were considered to be other-than-temporary, as of December 31, 1997 amounted to $3.1 million. There can be no assurance that the current estimate for other-than-temporary declines in value for such securities will prove accurate over time due to changing economic conditions in Southeast Asia.

Below investment-grade securities holdings (NAIC classes 3 through 6), representing securities of 9 issuers at December 31, 1997, totaled 0.3 percent of cash and invested assets at both December 31, 1997 and December 31, 1996. (See note captioned "Invested Assets and Related Income" in the notes to the consolidated financial statements.) Below investment-grade securities are generally unsecured and often subordinated to other creditors of the issuers. These issuers may have relatively higher levels of indebtedness and be more sensitive to adverse economic conditions than investment-grade issuers. KILICO has significantly reduced its exposure to below investment-grade securities since 1991. This strategy takes into account the more conservative nature of today's consumer and the resulting demand for higher-quality investments in the life insurance and annuity marketplace. KILICO expects to increase its holdings in this category selectively during 1998.



REAL ESTATE-RELATED INVESTMENTS



The $220.0 million real estate-related portfolio held by KILICO, consisting of joint venture and third-party mortgage loans and other real estate-related investments, constituted 4.9 percent of cash and invested assets at December 31, 1997, compared with $267.7 million, or 5.9 percent, at December 31, 1996. The decrease in real estate-related investments during 1997 was primarily due to asset sales.



As reflected in the "Real estate portfolio" table below, KILICO has continued to fund both existing projects and legal commitments. The future legal commitments were $75.3 million at December 31, 1997. This amount represented a net decrease of $122.1 million since December 31, 1996, primarily due to sales in 1997. As of December 31, 1997, KILICO expects to fund approximately $21.2 million of these legal commitments, along with providing capital to existing projects. The disparity between total legal commitments and the amount expected to be funded relates principally to standby financing arrangements that provide credit enhancements to certain tax-exempt bonds, which KILICO does not presently expect to fund. The total legal commitments, along with estimated working capital requirements, are considered in KILICO's evaluation of reserves and write-downs. (See note captioned "Financial Instruments -- Off-Balance-Sheet Risk" in the notes to the consolidated financial statements.)



Excluding the $4.0 million of real estate owned and $19.2 million of net equity investments in joint ventures, KILICO's real estate loans totaled $196.8 million at December 31, 1997, after reserves and write-downs. Of this amount, $155.0 million are on accrual status with a weighted average interest rate of approximately 8.82 percent. Of these accrual loans, 9.7 percent have terms requiring current periodic payments of their full contractual interest, 53.4 percent require only partial payments or payments to the extent of cash flow of the borrowers, and 36.9 percent defer all interest to maturity.

The equity investments in real estate at December 31, 1997 consisted of KILICO's other equity investments in joint ventures. These equity investments include KILICO's share of periodic operating results. KILICO, as an equity owner or affiliate thereof, has the ability to fund, and historically has elected to fund, operating requirements of certain joint ventures.



REAL ESTATE PORTFOLIO


(in millions)



                                        MORTGAGE LOANS     OTHER REAL ESTATE-RELATED INVESTMENTS
                                       ----------------   ---------------------------------------
                                        JOINT    THIRD-     OTHER     REAL ESTATE       EQUITY
                                       VENTURE   PARTY    LOANS(2)       OWNED       INVESTMENTS    TOTAL
                                       -------   ------   ---------   ------------   ------------   ------
Balance at December 31, 1996.........  $111.0    $106.6    $ 30.9        $ 7.5          $11.7       $267.7(1)
Additions (deductions):
Fundings.............................    11.8      --       --           --             --            11.8
Interest added to principal..........     5.6        .7     --           --             --             6.3
Sales/paydowns/distributions.........   (47.9)    (13.8)    (10.4)        (4.1)          (3.0)       (79.2)
Operating gain.......................    --        --       --           --                .8           .8
Transfers............................    (9.1)      9.1     --           --             --            --
Realized investments gains...........     7.6        .4       2.2           .7            8.8         19.7
Other transactions, net..............    (6.3)     --        (1.6)         (.1)            .9         (7.1)
                                       ------    ------    ------        -----          -----       ------
Balance at December 31, 1997.........  $ 72.7    $103.0    $ 21.1        $ 4.0          $19.2       $220.0(3)
                                       ======    ======    ======        =====          =====       ======


---------------

(1) Net of $11.8 million reserve and write-downs. Excludes $9.7 million of real estate-related accrued interest.



(2) The other real estate loans were notes receivable evidencing financing, primarily to joint ventures. These loans were issued by KILICO generally to provide financing for Kemper's or KILICO's joint ventures for various purposes.



(3) Net of $9.2 million reserve and write-downs. Excludes $9.5 million of real estate-related accrued interest.



REAL ESTATE CONCENTRATIONS AND OUTLOOK



KILICO's real estate portfolio is distributed by geographic location and property type. However, KILICO has concentration exposures in certain states and in certain types of properties. In addition to these exposures, KILICO also has exposures to certain real estate developers and partnerships. (See notes captioned "Unconsolidated Investees" and "Concentration of Credit Risk" in the notes to the consolidated financial statements.)



As a result of KILICO's ongoing strategy to reduce its exposure to real estate-related investments, as of December 31, 1997, KILICO had three remaining properties which account for approximately 83.2 percent of KILICO's $220.0 million real estate-related portfolio.



The largest of these investments at December 31, 1997 amounted to $88.2 million and consisted of second mortgages on nine hotel properties and two office buildings in which Patrick M. Nesbitt or his affiliates, a third-party real estate developer, have ownership interests. These hotels and office buildings are geographically dispersed and the current market values of the underlying properties substantially exceed the balances due on KILICO's mortgages. These loans are on accrual status.



KILICO's loans to a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens, amounted to $60.5 million at December 31, 1997. The MLP's underlying investment primarily consists of a water development project located in California's Sacramento River Valley. This project is currently in the final stages of a permit process with various Federal and California State agencies which will determine the long-term economic viability of the project. KILICO currently anticipates that the permit process will be successfully completed in 1998. Loans to the MLP are on accrual status.



The remaining significant real estate-related investment amounted to $34.4 million at December 31, 1997 and consisted of various zoned and unzoned residential commercial lots located in Hawaii, as well as a sewer treatment plant which is located in the same geographical area as the residential lots. The sewer treatment plant is currently under a sales contract and is expected to close in early 1998. Due to certain negative zoning restriction developments in January 1997 and a continuing economic slump in Hawaii, KILICO has placed these real estate-related investments on nonaccrual status as of December 31, 1996. KILICO is currently pursuing the zoning of all remaining unzoned properties, as well as pursuing steps to sell all remaining zoned properties. However, due to the state of Hawaii's economy, which has lagged behind the economic expansion of most of the rest of the United States, KILICO anticipates that it could be several additional years until all of KILICO's investments in Hawaii are completely disposed of.



KILICO evaluates its real estate-related investments (including accrued interest) using an estimate of the investments observable market price, net of estimated costs to sell. (See note captioned "Summary of Significant Accounting Policies" in the notes to the consolidated financial statements.) Because KILICO's real estate review process includes estimates, there can be no assurance that current estimates will prove accurate over time due to changing economic conditions and other factors. KILICO's real estate-related investments are expected to continue to decline further through future sales. KILICO's net income could be materially reduced in future periods if real estate market conditions worsen in areas where KILICO's portfolio is located, if Kemper's and KILICO's plans with respect to certain projects change or if necessary construction or zoning permits are not obtained.



The following table is a summary of KILICO's troubled real estate-related investments:



            TROUBLED REAL ESTATE-RELATED INVESTMENTS


            (BEFORE RESERVES AND WRITE-DOWNS, EXCEPT FOR REAL ESTATE OWNED)


            (in millions)



                                             DECEMBER 31   DECEMBER 31
                                                1997          1996
                                             -----------   -----------
Potential problem loans(1).................     $  --         $ 3.2
Past due loans(2)..........................        --         --
Nonaccrual loans (primarily Hawaiian
  properties)(3)...........................      47.4          43.5
Real estate owned..........................       4.0           7.5
                                                -----         -----
          Total............................     $51.4         $54.2
                                                =====         =====


---------------

(1) These are real estate-related investments where KILICO, based on known information, has serious doubts about the borrowers' abilities to comply with present repayment terms and which KILICO anticipates may go into nonaccrual, past due or restructured status.


(2) Interest more than 90 days past due but not on nonaccrual status.


(3) KILICO does not accrue interest on real estate-related investments when it judges that the likelihood of collection of interest is doubtful. Loans on nonaccrual status after reserves and write-downs amounted to $41.8 million and $38.2 million at December 31, 1997 and December 31, 1996, respectively.

NET INVESTMENT INCOME



KILICO's pre-tax net investment income totaled $296.2 million in 1997, compared with $299.7 million in 1996 and $348.4 million in 1995. Included in pre-tax net investment income is KILICO's share of the operating losses from equity investments in real estate consisting of other income less depreciation, interest and other expenses. Such operating results exclude interest expense on loans by KILICO which are on nonaccrual status. As previously discussed, KILICO's net investment income in 1997 and 1996, compared with 1995, has been negatively impacted by purchase accounting adjustments.



KILICO's total foregone investment income before tax on both nonperforming fixed maturity investments and nonaccrual real estate-related investments was as follows:



            FOREGONE INVESTMENT INCOME


            (dollars in millions)



                                              YEAR ENDED DECEMBER 31
                                       ------------------------------------
                                                             PREACQUISITION
                                                             --------------
                                       1997       1996            1995
                                       ----       ----       --------------
Fixed maturities...................    $.5        $.7            $  .4
Real estate-related investments....    3.9         .5             20.5
                                       ----       ----           -----
       Total.......................    $4.4       $1.2           $20.9
                                       ====       ====           =====
Basis points.......................     10          3               43
                                       ====       ====           =====



Foregone investment income from the nonaccrual of real estate-related investments is net of KILICO's share of interest expense on these loans excluded from KILICO's share of joint venture operating results. Based on the level of nonaccrual real estate-related investments at December 31, 1997, KILICO estimates foregone investment income in 1998 will be similar to the 1997 level. Any increase in nonperforming securities, and either worsening or stagnant real estate conditions, would increase the expected adverse effect on KILICO's future investment income and realized investment results.



REALIZED INVESTMENT RESULTS



Reflected in net income (loss) are after-tax realized investment gains of $6.8 million and $8.8 million in 1997 and 1996, respectively, compared with after-tax realized investment losses of $207.2 million in 1995. (See note captioned "Invested Assets and Related Income" in the notes to the consolidated financial statements.)



Unrealized gains and losses on fixed maturity investments are not reflected in KILICO's net income (loss). These changes in unrealized value are included within a separate component of stockholder's equity, net of any applicable income taxes. If and to the extent a fixed maturity investment suffers an other-than-temporary decline in value, however, such security is written down to net realizable value, and the write-down adversely impacts net income.



KILICO regularly monitors its investment portfolio and as part of this process reviews its assets for possible impairments of carrying value. Because the review process includes estimates, there can be no assurance that current estimates will prove accurate over time due to changing economic conditions and other factors.



A valuation allowance has been established, and is evaluated as of each reported period end, to reduce the deferred tax asset for investment losses to the amount that, based upon available evidence, is in management's judgment more likely than not to be realized. (See note captioned "Income Taxes" in the notes to the consolidated financial statements.)



INTEREST RATES



In 1994, rapidly rising short-term interest rates resulted in a much flatter yield curve as the Federal Reserve Board raised rates five times during the year and once during first-quarter 1995. Interest rates subsequently declined through the remainder of 1995. In 1996, however, interest rates again began to rise, before declining again in 1997.



When maturing or sold investments are reinvested at lower yields in a low interest rate environment, KILICO can adjust its crediting rates on fixed annuities and other interest-bearing liabilities. However, competitive conditions and contractual commitments do not always permit the reduction in crediting rates to fully or immediately reflect reductions in investment yield, which can result in narrower spreads.



A rising interest rate environment can increase net investment income as well as contribute to both realized and unrealized fixed maturity investment losses, while a declining interest rate environment can decrease net investment income as well as contribute to both realized and unrealized fixed maturity investment gains. Also, lower renewal crediting rates on annuities, compared with competitors' higher new money crediting rates, have influenced certain annuity holders to seek alternative products. KILICO mitigates this risk somewhat by charging surrender fees, which decrease over time, when annuity holders withdraw funds prior to maturity on certain annuity products. Approximately 49 percent of KILICO's fixed and variable annuity liabilities as of December 31, 1997, however, were no longer subject to significant surrender fees.



LIQUIDITY AND CAPITAL RESOURCES



KILICO carefully monitors cash and short-term investments to maintain adequate balances for timely payment of policyholder benefits, expenses, taxes and policyholder's account balances. In addition, regulatory authorities establish minimum liquidity and capital standards. The major ongoing sources of KILICO's liquidity are deposits for fixed annuities, premium income, investment income, separate account fees, other operating revenue and cash provided from maturing or sold investments. (See the Policyholder surrenders and withdrawals table and related discussion and "INVESTMENTS" above.)



RATINGS



Ratings are an important factor in establishing the competitive position of life insurance companies. Rating organizations continue to review the financial performance and condition of life insurers and their investment portfolios, including those of KILICO. Any reductions in KILICO's claims-paying ability or financial strength ratings could result in its products being less attractive to consumers. Any reductions in KILICO's parent's ratings could also adversely impact KILICO's financial flexibility.



Ratings reductions for Kemper or its subsidiaries and other financial events can also trigger obligations to fund certain real estate-related commitments to take out other lenders. In such events, those lenders can be expected to renegotiate their loan terms, although they are not contractually obligated to do so.



Each rating is subject to revision or withdrawal at any time by the assigning organization and should be evaluated independently of any other rating. (See "Ranking and ratings" above.)

STOCKHOLDER'S EQUITY



Stockholder's equity totaled $865.6 million at December 31, 1997, compared with $751.0 million at December 31, 1996, and $745.6 million at January 4, 1996. The 1997 increase in stockholder's equity was primarily due to net income of $38.7 million, a $45.0 million capital contribution and an increase in stockholder's equity related to the change in unrealized appreciation of $60.1 million related to KILICO's fixed maturity investment portfolio due to falling interest rates during 1997, offset by a dividend of $29.2 million to Kemper. The 1996 increase in stockholder's equity was primarily due to net income of $34.4 million and an $18.4 million capital contribution, offset by a $47.4 million decrease in stockholder's equity related to the change in the unrealized loss position of KILICO's fixed maturity investment portfolio due to rising interest rates during 1996.



EMERGING ISSUES



In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 130, REPORTING COMPREHENSIVE INCOME. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses). This statement requires that all items required to be reported be displayed with the same prominence as other financial statements. This statement is effective for fiscal years beginning after December 31, 1997. The impact of implementation is not expected to be material to KILICO's reported net income before reporting comprehensive income. Comprehensive income, however, by design, could be materially different from reported net income, as changes in unrealized appreciation and depreciation of investments for example will now be included as a component of reported comprehensive income. Full implementation of SFAS No. 130 is expected in the first quarter of 1998.



In June 1997, the FASB also issued SFAS No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION. SFAS No. 131 establishes standards for how to report information about operating segments. It also establishes standards for related disclosures about products and services, geographic areas and major customers. This statement is effective for fiscal years beginning after December 31, 1997. Full implementation of SFAS No. 131 is expected in December 1998 and the impact of implementation is not expected to be material to KILICO.



In February 1998, the FASB issued SFAS No. 132, EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS. SFAS No. 132 revises standards for disclosures related to pension and other postretirement benefit plans. This statement is effective for fiscal years beginning after December 31, 1997. Full implementation of SFAS No. 132 is expected in December 1998 and the impact of implementation is not expected to be material to KILICO.

                   DIRECTORS AND EXECUTIVE OFFICERS OF KILICO



            NAME AND AGE
        POSITION WITH KILICO
          YEAR OF ELECTION                OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR MORE
        --------------------              -----------------------------------------------------
John B. Scott (53)                     Chief Executive Officer, President and Director of Federal
Chief Executive Officer since          Kemper Life Assurance Company (FKLA) and Fidelity Life
February 1992. President since         Association (FLA) since 1988. Chief Executive Officer,
November 1993. Director                President and Director of Zurich Life Insurance Company of
since 1992.                            America (ZLICA) and Zurich Direct, Inc. (ZD) since March
                                       1996. Chairman of the Board and Director of Investors
                                       Brokerage Services, Inc. (IBS) and Investors Brokerage
                                       Services Insurance Agency, Inc. (IBSIA) since 1993. Chairman of the Board of FKLA and FLA from April 1988 to January
                                       1996. Chairman of the Board of KILICO from February 1992 to
                                       January 1996. Executive Vice President and Director of
                                       Kemper Corporation (Kemper) from January 1994 and March
                                       1996, respectively. Executive Vice President of Kemper
                                       Financial Companies, Inc. from January 1994 to January 1996 and Director from 1992 to January 1996.
Eliane C. Frye (50)                    Executive Vice President of FKLA and FLA since 1995.
Executive Vice President since 1995.   Executive Vice President of ZLICA and ZD since March 1996.
                                       Director of FLA since December 1997. Director of ZD from
                                       March 1996 to March 1997. Director of IBS and IBSIA since
                                       1995. Senior Vice President of KILICO, FKLA and FLA from
                                       1993 to 1995. Vice President of FKLA and FLA from 1988 to
                                       1993.
Frederick L. Blackmon (46)             Senior Vice President and Chief Financial Officer of FKLA
Senior Vice President and              since December 1995. Senior Vice President and Chief
Chief Financial Officer since          Financial Officer of FLA since January 1996. Senior Vice
December 1995.                         President and Chief Financial Officer of ZLICA since March
                                       1996. Senior Vice President and Chief Financial Officer of
                                       ZD since March 1996. Director of ZD from March 1996 to March
                                       1997. Treasurer and Chief Financial Officer of Kemper since
                                       January 1996. Chief Financial Officer of Alexander Hamilton
                                       Life Insurance Company from April 1989 to November 1995.
James C. Harkensee (39)                Senior Vice President of FKLA and FLA since January 1996.
Senior Vice President since January    Senior Vice President of ZLICA since 1995. Senior Vice
1996.                                  President of ZD since 1995. Director of ZD from April 1993 to March 1997. Vice President of ZLICA from 1992 to 1995.
                                       Chief Actuary of ZLICA from 1991 to 1994. Assistant Vice
                                       President of ZLICA from 1990 to 1992. Vice President of ZD from 1994 to 1995.
James E. Hohmann (42)                  Senior Vice President and Chief Actuary of FKLA since
Senior Vice President and              December 1995. Senior Vice President and Chief Actuary of
Chief Actuary since                    FLA since January 1996. Senior Vice President and Chief
December 1995.                         Actuary of ZLICA since March 1996. Senior Vice President and
                                       Chief Actuary of ZD since March 1996. Director of FLA since
                                       June 1997. Director of ZD from March 1996 to March 1997.
                                       Managing Principal (Partner) of Tillinghast-Towers Perrin
                                       from January 1991 to December 1995. Consultant/Principal
                                       (Partner) of Tillinghast-Towers Perrin from November 1986 to
                                       January 1991.

            NAME AND AGE
        POSITION WITH KILICO
          YEAR OF ELECTION                OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR MORE
        --------------------              -----------------------------------------------------
Edward K. Loughridge (43)              Senior Vice President and Corporate Development Officer of
Senior Vice President and Corporate    FKLA and FLA since January 1996. Senior Vice President and
Development Officer since January      Corporate Development Officer for ZLICA and ZD since March
1996.                                  1996. Senior Vice President of Human Resources of
                                       Zurich-American Insurance Group from February 1992 to March
                                       1996.

Phillip D. Meserve (47)                Senior Vice President of FKLA, FLA, ZLICA and ZD since March
Senior Vice President since March      1997. Director of IBSIA and IBS since March and May, 1997,
1997                                   respectively. Managing Director of Equitable Distributors
                                       from May 1996 to March 1997. Senior Vice President of
                                       Banker's Trust from April 1995 to April 1996. Senior Vice
                                       President of Fidelity Investments Insurance Services from
                                       February 1992 to March 1995.

Debra P. Rezabek (42)                  Senior Vice President of FKLA and FLA since March 1996.
Senior Vice President since 1996.      Corporate Secretary of FKLA and FLA since January 1996. Vice
General Counsel since 1992. Corporate  President of KILICO, FKLA and FLA since 1995. General
Secretary since January 1996.          Counsel and Director of Government Affairs of FKLA and FLA
                                       since 1992 and of KILICO since 1993. Senior Vice President,
                                       General Counsel and Corporate Secretary of ZLICA since March
                                       1996. Senior Vice President, General Counsel and Corporate
                                       Secretary of ZD since March 1996. Director of ZD from March
                                       1996 to March 1997. Secretary of IBS and IBSIA since 1993.
                                       Director of IBS and IBSIA from 1993 to 1996. Assistant
                                       General Counsel of FKLA and FLA from 1988 to 1992. General
                                       Counsel and Assistant Secretary of KILICO, FKLA and FLA from
                                       1992 to 1996. Assistant Secretary of Kemper since January
                                       1996.

Kenneth M. Sapp (52)                   Senior Vice President of FKLA, FLA and ZLICA since January
Senior Vice President since January    1998. Vice President--Aetna Life Brokerage of Aetna Life &
1998.                                  Annuity Company from February 1992 to January 1998.

George Vlaisavljevich (55)             Senior Vice President of FKLA, FLA and ZLICA since October
Senior Vice President since October    1996. Senior Vice President of ZD since March 1997. Director
1996.                                  of IBS and IBSIA since October 1996. Executive Vice
                                       President of The Copeland Companies from April 1983 to
                                       September 1996.

Loren J. Alter (59)                    Director of FKLA, FLA and Scudder Kemper Investments, Inc.
Director since January 1996.           (SKI) since January 1996. Director of ZLICA since May 1979.
                                       Executive Vice President of Zurich Insurance Company since
                                       1979. President, Chief Executive Officer and Director of
                                       Kemper since January 1996.

            NAME AND AGE
        POSITION WITH KILICO
          YEAR OF ELECTION                OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR MORE
        --------------------              -----------------------------------------------------
William H. Bolinder (54)               Chairman of the Board and Director of FKLA and FLA since
Chairman of the Board and Director     January 1996. Chairman of the Board of ZLICA and ZD since
since January 1996.                    March 1995. Chairman of the Board and Director of Kemper
                                       since January 1996. Vice Chairman and Director of SKI since
                                       January 1996. Member of the Corporate Executive Board of
                                       Zurich Insurance Group since October 1994. Chairman of the
                                       Board of American Guarantee and Liability Insurance Company,
                                       Zurich American Insurance Company of Illinois, American
                                       Zurich Insurance Company and Steadfast Insurance Company
                                       since 1995. Chief Executive Officer of American Guarantee
                                       and Liability Insurance Company, Zurich American Insurance
                                       Company of Illinois, American Zurich Insurance Company and
                                       Steadfast Insurance Company from 1986 to June 1995.
                                       President of Zurich Holding Company of America since 1986.
                                       Manager of Zurich Insurance Company, U.S. Branch since 1986.
                                       Underwriter for Zurich American Lloyds since 1986.

David A. Bowers (51)                   Director of FKLA and ZLICA since May 1997. Director of FLA
Director since May 1997.               since June 1997. Executive Vice President, Corporate
                                       Secretary and General Counsel of Zurich-American Insurance
                                       Group since August 1985. Vice President, General Council and
                                       Secretary of Kemper since January 1996.

Markus Rohrbasser (43)                 Director of FKLA, FLA and ZLICA since May 1997. Chief
Director since May 1997.               Financial Officer and Member of the Corporate Executive
                                       Board of Zurich Insurance Company since January 1997. Member of Enlarged Corporate Executive Board and Chief Executive
                                       Officer of Union Bank of Switzerland (North America) from
                                       1992 to 1997.

                             EXECUTIVE COMPENSATION



                           SUMMARY COMPENSATION TABLE



                                                                                      LONG TERM
                                                                                     COMPENSATION
                                            ANNUAL COMPENSATION                         AWARDS
                                  --------------------------------------------------------------------
                                                                 OTHER          LONG TERM
                                                                 ANNUAL       INCENTIVE PLAN    OPTIONS/        ALL OTHER
       NAME AND                                   BONUS       COMPENSATION       PAYOUTS          SARS         COMPENSATION
  PRINCIPAL POSITION     YEAR    SALARY ($)      ($)(2)          ($)(3)           ($)(2)         (#)(4)        ($)(5)(6)(7)
---------------------------------------------------------------------------------------------------------------------------
John B. Scott.........   1997     $171,000      $ --            $--              $--            $ --             $ 64,089
Chief Executive
  Officer>(1)            1996      212,500        94,000         --               212,500         --              142,498
                         1995      172,800       129,600         20,035           --             15,360           260,106
Eliane C. Frye........   1997       98,040        --             --               --              --               30,311
Executive Vice
  President(1)           1996      105,000        41,750         --                69,750         --               58,520
                         1995       91,200        67,200          9,261           --             10,560            41,546
Frederick L.
  Blackmon............   1997       96,300        --             --               --              --               19,543
Senior Vice President
  and Chief Financial    1996      100,583        47,000         27,924            71,250         --               11,226
  Officer(1)
George
  Vlaisavljevich......   1997      252,500        --             39,922           --              --                9,165
Senior Vice
  President(1)
Phillip D. Meserve....   1997      231,818        --            172,526           --              --               --
Senior Vice
  President(1)


---------------

(1) Also served in same positions for FKLA, ZLICA and FLA. An allocation of the time devoted to duties as executive officer of KILICO has been made. All compensation items reported in the Summary Compensation Table reflect this allocation.



(2) Annual bonuses are paid pursuant to annual incentive plans. The amounts of the bonuses earned in 1997 were not available as of the date of this filing.



(3) The amounts disclosed in this column include:



    (a) Amounts paid as non-preferential dividend equivalents on shares of restricted stock and phantom stock units.



    (b) The cash value of shares of Kemper common stock when awarded under the Kemper Anniversary Award Plan. Employees were awarded shares on an increasing scale beginning with their 10th year of employment and every 5 years thereafter, with a pro rata award at retirement.



    (c) The taxable benefit from personal use of an employer-provided automobile and certain estate planning services facilitated for executives.



    (d) Relocation expense reimbursements of $21,437 in 1996 for Mr. Blackmon and $24,498 and $52,526, respectively, for Messrs. Vlaisavljevich and Meserve in 1997.



    (e) Sign-on payment of $120,000 for Mr. Meserve in 1997.

(4) Options were granted under Kemper stock option plans maintained for selected officers and employees of Kemper and its subsidiaries.



(5) The amounts in this column include:



    (a) The amounts of employer contributions allocated to the accounts of the named persons under profit sharing plans or under supplemental plans maintained to provide benefits in excess of applicable ERISA limitations.



    (b) Distributions from the Kemper and FKLA supplemental plans.



(6) Pursuant to the Conseco Merger Agreement, which was an agreement that was subsequently terminated as the result of a failed merger attempt by Conseco, the restricted stock awards for 1993 and 1994 were cancelled. To replace these awards, on June 30, 1994, the Committee, under the Kemper Bonus Restoration Plan and in its sole discretion, granted cash awards to the named executive officers and other affected executives entitling each of them to receive an amount in cash immediately prior to the effective time of the then-planned Conseco merger equal to the product of the number of shares of restricted stock previously granted to such individual under the 1993 Senior Executive Long-Term Incentive Plan multiplied by the consideration payable in the merger. As a result of the termination of the Conseco Merger Agreement, no cash awards were paid pursuant to the Kemper Bonus Restoration Plan.



    In January 1995, the board of directors, upon the advice of the Committee, approved the adoption of the Kemper 1995 Executive Incentive Plan under which active employee holders of the previously cancelled shares of restricted stock were granted phantom stock units by the Committee equal to the number of shares cancelled plus an added amount representing 20 percent of the aggregate cancelled shares. The 20 percent supplement was awarded in recognition of the imposition of new vesting periods on the phantom awards (to the extent the restricted stock held prior to cancellation would otherwise have vested in June 1994 had stockholder approval of the affected restricted stock plan been obtained as earlier anticipated).



    By their terms, the phantom stock units associated with cancelled shares of restricted stock originally awarded in 1993, as supplemented, would have vested on December 31, 1995 and entitle the holders to a cash payment (net of any required tax withholding) determined by the value of Kemper's common stock based on an average trading range to December 31, 1995, and those phantom stock units associated with the cancelled restricted stock originally awarded in 1994 could similarly have vested and been paid on December 31, 1996, subject to ongoing employment to the respective vesting dates. Notwithstanding these vesting provisions, the phantom stock units earlier vested and entitled payment upon the consummation of a "change of control" of Kemper. Dividend equivalents were payable to holders of the phantom stock units as compensation income when and as dividends were paid on Kemper's outstanding common stock, and the Executive Incentive Plan provided for standard anti-dilution adjustments.



    Phantom stock units awarded to the named executive officers subject to vesting on December 31, 1995 and December 31, 1996, were Mr. Scott 5,400 and 12,600 phantom units, respectively, and Ms. Frye 1,680 and 1,680 phantom units, respectively. All phantom stock units vested and were paid immediately prior to the effectiveness of the January 4, 1996 acquisition of Kemper by Zurich and Insurance Partners. Mr. Scott and Ms. Frye received allocated cash out payments of $430,272, and $80,317, respectively, in 1996.



(7) Pursuant to the terms of a Termination Protection Agreement with Kemper dated March 17, 1994, Mr. Scott received payments in 1995 and 1996. These payments were made by Kemper and no portion of the payments were allocated to KILICO.

             TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION


The Statement of Additional Information, Table of Contents is: Services to the Separate Account; Performance Information of Subaccounts; State Regulation; Experts; Financial Statements; Independent Auditors' Report; Financial Statements of the Separate Account; Appendix A Table of Historical Hypothetical Accumulation Unit Values and Performance Information; and Appendix B State Premium Tax Chart. The Statement of Additional Information should be read in conjunction with this Prospectus.


                              FINANCIAL STATEMENTS

The financial statements of KILICO that are included in this Prospectus should be considered primarily as bearing on the ability of KILICO to meet its obligations under the Certificates. The Certificates are not entitled to participate in earnings, dividends or surplus of KILICO.


                             CHANGE OF ACCOUNTANTS



On September 12, 1997, Kemper Investors Life Insurance Company ("KILICO") appointed the accounting firm of Coopers & Lybrand L.L.P. as independent accountants for the year ended December 31, 1997 to replace KPMG Peat Marwick LLP effective with such appointment. KILICO's Board of Directors approved the selection of Coopers & Lybrand L.L.P. as the new independent accountants. Management had not consulted with Coopers & Lybrand L.L.P. on any accounting, auditing or reporting matter, prior to that time.



During the two most recent fiscal years ended December 31, 1996, there have been no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events. KPMG Peat Marwick LLP's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.



There were no disagreements with Coopers & Lybrand L.L.P. on accounting or financial disclosures for the year ended December 31, 1997.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



The Board of Directors and Stockholder's


Kemper Investors Life Insurance Company:



We have audited the accompanying consolidated balance sheet of Kemper Investors Life Insurance Company and subsidiaries as of December 31, 1997, and the related consolidated statements of operations, stockholder's equity, and cash flows for the year then ended. In connection with our audit of the consolidated financial statements, we also have audited the financial statement schedules as listed in the accompanying index. These consolidated financial statements and the financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audit. The financial statements of Kemper Investors Life Insurance Company and subsidiaries for the period from January 4, 1996 to December 31, 1996 (post-acquisition basis) and for the year ended December 31, 1995 (pre-acquisition basis), were audited by other auditors, whose unqualified report, dated March 21, 1997, included an explanatory paragraph that described the acquisition of Kemper Investors Life Insurance Company as discussed in Note 1 to the financial statements.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Kemper Investors Life Insurance Company and subsidiaries as of December 31, 1997, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles. In addition, in our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information required to be included therein.



                            Coopers & Lybrand L.L.P.


Chicago, Illinois


March 18, 1998

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



The Board of Directors and Stockholder


Kemper Investors Life Insurance Company:



We have audited the accompanying consolidated balance sheet of Kemper Investors Life Insurance Company and subsidiaries as of December 31, 1996 and the related consolidated statements of operations, stockholder's equity, and cash flows for the period from January 4, 1996 to December 31, 1996 (post-acquisition), and for the year ended December 31, 1995 (pre-acquisition). In connection with our audits of the consolidated financial statements, we also have audited the financial statement schedules as of December 31, 1996 and 1995 as listed in the accompanying index. These consolidated financial statements and the financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and schedules based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the aforementioned post-acquisition consolidated financial statements present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company and subsidiaries as of December 31, 1996 and the results of their operations and their cash flows for the post-acquisition period, in conformity with generally accepted accounting principles. Also, in our opinion, the aforementioned pre-acquisition consolidated financial statements present fairly, in all material respects, the results of their operations and their cash flows for the pre-acquisition period, in conformity with generally accepted accounting principles. Further, in our opinion, the aforementioned financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.



As discussed in Note 1 to the consolidated financial statements, effective January 4, 1996, an investor group as described in Note 1, acquired all of the outstanding stock of Kemper Corporation, the parent of Kemper Investors Life Insurance Company, in a business combination accounted for as a purchase. As a result of the acquisition, the consolidated financial information for the periods after the acquisition is presented on a different cost basis than that for the periods before the acquisition and, therefore, is not comparable.



                                          KPMG PEAT MARWICK LLP



Chicago, Illinois


March 21, 1997

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                          CONSOLIDATED BALANCE SHEETS


                       (in thousands, except share data)



                                                              DECEMBER 31   DECEMBER 31
                                                                 1997          1996
                                                              -----------   -----------
ASSETS
Fixed maturities, available for sale, at fair value
  (amortized cost: December 31, 1997, $3,644,075; December
  31, 1996, $3,929,650).....................................  $ 3,668,643   $3,866,431
Short-term investments......................................      236,057       71,696
Joint venture mortgage loans................................       72,663      110,971
Third-party mortgage loans..................................      102,974      106,585
Other real estate-related investments.......................       44,409       50,157
Policy loans................................................      282,439      288,302
Equity securities...........................................       24,839        9,910
Other invested assets.......................................       20,820       13,597
                                                              -----------   ----------
          Total investments.................................    4,452,844    4,517,649
Cash........................................................       23,868        2,776
Accrued investment income...................................      117,789      115,199
Goodwill....................................................      229,393      244,688
Value of business acquired..................................      138,482      189,639
Deferred insurance acquisition costs........................       59,459       26,811
Deferred income taxes.......................................       39,993           --
Reinsurance recoverable.....................................      382,609      427,165
Receivable on sales of securities...........................       20,076       32,569
Other assets and receivables................................        3,187       34,117
Assets held in separate accounts............................    5,121,950    2,127,247
                                                              -----------   ----------
          Total assets......................................  $10,589,650   $7,717,860
                                                              ===========   ==========
LIABILITIES
Future policy benefits......................................  $ 3,856,871   $4,256,521
Ceded future policy benefits................................      382,609      427,165
Benefits and funds payable..................................      150,524       36,142
Other accounts payable and liabilities......................      212,133       59,462
Deferred income taxes.......................................           --       60,362
Liabilities related to separate accounts....................    5,121,950    2,127,247
                                                              -----------   ----------
          Total liabilities.................................    9,724,087    6,966,899
                                                              -----------   ----------
Commitments and contingent liabilities
STOCKHOLDER'S EQUITY
Capital stock--$10 par value,
  authorized 300,000 shares; outstanding 250,000 shares.....        2,500        2,500
Additional paid-in capital..................................      806,538      761,538
Unrealized gain (loss) on investments.......................       12,637      (47,498)
Retained earnings...........................................       43,888       34,421
                                                              -----------   ----------
          Total stockholder's equity........................      865,563      750,961
                                                              -----------   ----------
          Total liabilities and stockholder's equity........  $10,589,650   $7,717,860
                                                              ===========   ==========



See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                     CONSOLIDATED STATEMENTS OF OPERATIONS


                                 (in thousands)



                                                                  YEAR ENDED DECEMBER 31
                                                          --------------------------------------
                                                                                  PREACQUISITION
                                                                                  --------------
                                                            1997         1996          1995
                                                          --------     --------   --------------
REVENUE
Net investment income...................................  $296,195     $299,688     $ 348,448
Realized investment gains (losses)......................    10,546       13,602      (318,700)
Premium income..........................................    22,239        7,822           236
Separate account fees and charges.......................    85,413       25,309        21,909
Other income............................................    11,087        9,786        16,192
                                                          --------     --------     ---------
          Total revenue.................................   425,480      356,207        68,085
                                                          --------     --------     ---------
BENEFITS AND EXPENSES
Interest credited to policyholders......................   199,782      223,094       237,984
Claims incurred and other policyholder benefits.........    28,372       14,255         7,631
Taxes, licenses and fees................................    52,608        2,173         6,912
Commissions.............................................    32,602       25,962        24,881
Operating expenses......................................    36,837       24,678        20,837
Deferral of insurance acquisition costs.................   (38,177)     (27,820)      (36,870)
Amortization of insurance acquisition costs.............     3,204        2,316        14,423
Amortization of value of business acquired..............    24,948       21,530       --
Amortization of goodwill................................    15,295       10,195       --
                                                          --------     --------     ---------
          Total benefits and expenses...................   355,471      296,383       275,798
                                                          --------     --------     ---------
Income (loss) before income tax expense (benefit).......    70,009       59,824      (207,713)
Income tax expense (benefit)............................    31,292       25,403       (74,664)
                                                          --------     --------     ---------
          Net income (loss).............................  $ 38,717     $ 34,421     $(133,049)
                                                          ========     ========     =========



See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY


                                 (in thousands)



                                                                                          PREACQUISITION
                                                                                          --------------
                                                  DECEMBER 31   DECEMBER 31   JANUARY 4    DECEMBER 31
                                                     1997          1996         1996           1995
                                                  -----------   -----------   ---------    -----------
CAPITAL STOCK, beginning and end of period......   $  2,500      $  2,500     $  2,500      $   2,500
                                                   --------      --------     --------      ---------

ADDITIONAL PAID-IN CAPITAL, beginning of
  period........................................    761,538       743,104      491,994        491,994
Capital contributions from parent...............     45,000        18,434        --           --
Adjustment to reflect purchase accounting
  method........................................     --            --          251,110        --
                                                   --------      --------     --------      ---------
          End of period.........................    806,538       761,538      743,104        491,994
                                                   --------      --------     --------      ---------

UNREALIZED GAIN (LOSS) ON INVESTMENTS, beginning
  of period.....................................    (47,498)       --           68,502       (236,443)
Unrealized gain (loss) on revaluation of
  investments, net..............................     60,135       (47,498)       --           304,945
Adjustment to reflect purchase accounting
  method........................................     --            --          (68,502)       --
                                                   --------      --------     --------      ---------
          End of period.........................     12,637       (47,498)       --            68,502
                                                   --------      --------     --------      ---------

RETAINED EARNINGS, beginning of period..........     34,421        --           42,880        175,929
Net income (loss)...............................     38,717        34,421        --          (133,049)
Dividends to parent.............................    (29,250)       --            --           --
Adjustment to reflect purchase accounting
  method........................................     --            --          (42,880)       --
                                                   --------      --------     --------      ---------
          End of period.........................     43,888        34,421        --            42,880
                                                   --------      --------     --------      ---------

          Total stockholder's equity............   $865,563      $750,961     $745,604      $ 605,876
                                                   ========      ========     ========      =========



See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES


                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                                 (in thousands)



                                                                   YEAR ENDED DECEMBER 31
                                                        --------------------------------------------
                                                                                      PREACQUISITION
                                                                                      --------------
                                                          1997           1996              1995
                                                        ---------     -----------     --------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)...................................  $  38,717     $    34,421       $(133,049)
  Reconcilement of net income (loss) to net cash
    provided:
    Realized investment losses (gains)................    (10,546)        (13,602)        318,700
    Interest credited and other charges...............    198,206         230,298         237,984
    Deferred insurance acquisition costs..............    (34,973)        (25,504)        (22,447)
    Amortization of value of business acquired........     24,948          21,530         --
    Amortization of goodwill..........................     15,295          10,195         --
    Amortization of discount and premium on
       investments....................................     17,866          25,743           4,586
    Deferred income taxes.............................    (99,370)           (897)         38,423
    Net change in current Federal income taxes........     97,386         108,806         (86,990)
    Benefits and premium taxes due related to separate
       account bank-owned life insurance..............    180,546         --              --
    Other, net........................................     17,168         (22,283)        (29,905)
                                                        ---------     -----------       ---------
         Net cash provided from operating
           activities.................................    445,243         368,707         327,302
                                                        ---------     -----------       ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Cash from investments sold or matured:
    Fixed maturities held to maturity.................    229,208         264,383         320,143
    Fixed maturities sold prior to maturity...........    633,872         891,995         297,637
    Mortgage loans, policy loans and other invested
       assets.........................................    131,866         168,727         450,573
  Cost of investments purchased or loans originated:
    Fixed maturities..................................   (606,028)     (1,369,091)       (549,867)
    Mortgage loans, policy loans and other invested
       assets.........................................    (76,350)       (119,044)       (131,966)
  Short-term investments, net.........................   (164,361)        300,819        (168,351)
  Net change in receivable and payable for securities
    transactions......................................     29,746         (31,667)         (1,397)
  Net reductions in other assets......................        244             115           1,996
                                                        ---------     -----------       ---------
         Net cash provided by investing activities....    178,197         106,237         218,768
                                                        ---------     -----------       ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits..........................................    145,687         141,159         247,778
    Withdrawals.......................................   (745,510)       (700,084)       (755,917)
  Capital contributions from parent...................     45,000          18,434         --
  Dividends to parent.................................    (29,250)        --              --
  Other...............................................    (18,275)         42,512         (35,309)
                                                        ---------     -----------       ---------
         Net cash used in financing activities........   (602,348)       (497,979)       (543,448)
                                                        ---------     -----------       ---------
              Net increase (decrease) in cash.........     21,092         (23,035)          2,622
CASH, beginning of period.............................      2,776          25,811          23,189
                                                        ---------     -----------       ---------
CASH, end of period...................................  $  23,868     $     2,776       $  25,811
                                                        =========     ===========       =========



See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



BASIS OF PRESENTATION



Kemper Investors Life Insurance Company and subsidiaries (the "Company") issues fixed and variable annuity products, variable life, term life and interest-sensitive life insurance products marketed primarily through a network of financial institutions, securities brokerage firms, insurance agents and financial planners. The Company is licensed in the District of Columbia and all states except New York. The Company is a wholly-owned subsidiary of Kemper Corporation ("Kemper"). On January 4, 1996, an investor group comprised of Zurich Insurance Company ("Zurich"), Insurance Partners, L.P. ("IP") and Insurance Partners Offshore (Bermuda), L.P. (together with IP, "Insurance Partners") acquired all of the issued and outstanding common stock of Kemper. As a result of that change in control, Zurich and Insurance Partners owned 80 percent and 20 percent, respectively, of Kemper and therefore the Company. On February 27, 1998, Zurich acquired Insurance Partner's remaining 20 percent interest for cash. As a result of this transaction, Kemper and the Company became wholly-owned subsidiaries of Zurich.



The financial statements include the accounts of the Company on a consolidated basis. All significant intercompany balances and transactions have been eliminated. Certain reclassifications have been made to the 1996 and 1995 consolidated financial statements in order for them to conform to the 1997 presentation.



PURCHASE ACCOUNTING METHOD



The acquisition of the Company on January 4, 1996, was accounted for using the purchase method of accounting. The consolidated financial statements of the Company prior to January 4, 1996, were prepared on a historical cost basis in accordance with generally accepted accounting principles. The accompanying financial statements and notes thereto prepared prior to January 4, 1996 have been labeled "preacquisition". The accompanying consolidated financial statements of the Company as of January 4, 1996 (the acquisition date) and as of and for the years ended December 31, 1996 and 1997, have been prepared in conformity with the purchase method of accounting. The Company has presented January 4, 1996 (the acquisition date), as the opening purchase accounting balance sheet where appropriate for comparative purposes throughout the accompanying financial statements and notes thereto.



Under purchase accounting, the Company's assets and liabilities have been marked to their relative fair values as of the acquisition date. The difference between the cost of acquiring the Company and the net fair values of the Company's assets and liabilities as of the acquisition date has been recorded as goodwill. The allocated cost of acquiring the Company was $745.6 million and the acquisition resulted in goodwill of $254.9 million as of January 4, 1996. The Company began to amortize goodwill during 1996 on a straight-line basis over twenty-five years. In December of 1997, the Company changed its amortization period to twenty years in order to conform to Zurich's accounting practices and policies. As a result of the change in amortization periods, the Company recorded an increase in goodwill amortization expense of $5.1 million during 1997.



The Company reviews goodwill to determine if events or changes in circumstances may have affected the recoverability of the outstanding goodwill as of each reporting period. In the event that the Company determines that goodwill is not recoverable, it would amortize such amounts as additional goodwill expense in the accompanying financial statements. As of December 31, 1997, the Company believes that no such adjustment is necessary.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


Purchase accounting adjustments primarily affected the recorded historical values of fixed maturities, mortgage loans, other invested assets, deferred insurance acquisition costs, future policy benefits and deferred income taxes.



Deferred insurance acquisition costs, and the related amortization thereof, for policies sold prior to January 4, 1996, have been replaced by the value of business acquired.



The value of business acquired reflects the estimated fair value of the Company's life insurance business in force and represents the portion of the cost to acquire the Company that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected cash flows for the acquired policies.



A 15 percent discount rate was used to determine such value and represents the rate of return required by Zurich and Insurance Partners to invest in the business being acquired. In selecting the rate of return used to value the policies purchased, the Company considered the magnitude of the risks associated with each of the actuarial assumptions used in determining expected future cash flows, the cost of capital available to fund the acquisition, the perceived likelihood of changes in insurance regulations and tax laws, the complexity of the Company's business, and the prices paid (i.e., discount rates used in determining other life insurance company valuations) on similar blocks of business sold in recent periods.



The value of the business acquired is amortized over the estimated contract life of the business acquired in relation to the present value of estimated gross profits using current assumptions based on an interest rate equal to the liability or contract rate on the value of business acquired. The estimated amortization and accretion of interest for the value of business acquired for each of the years through December 31, 2002 are as follows:



                                                                                            PROJECTED
                (IN THOUSANDS)                    BEGINNING                  ACCRETION OF    ENDING
            YEAR ENDED DECEMBER 31                 BALANCE    AMORTIZATION     INTEREST      BALANCE
-----------------------------------------------   ---------   ------------   ------------   ---------
1996 (actual)..................................   $190,222      $(31,427)      $ 9,897      $168,692
1997 (actual)..................................    168,692       (34,906)        9,958       143,744
1998...........................................    143,744       (25,633)        8,933       127,044
1999...........................................    127,044       (23,701)        7,873       111,216
2000...........................................    111,216       (21,668)        6,876        96,424
2001...........................................     96,424       (19,122)        5,973        83,275
2002...........................................     83,275       (17,835)        5,134        70,574



The projected ending balance of the value of business acquired will be further adjusted to reflect the impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio. Such adjustments are not recorded in the Company's net income but rather are recorded as a credit or charge to stockholder's equity, net of income tax. As of December 31, 1997 and 1996, this adjustment increased (decreased) the value of business acquired by $(5.3) million and $20.9 million, respectively, and stockholder's equity by approximately $(3.4) million and $13.6 million, respectively.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


ESTIMATES



The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements. As further discussed in the accompanying notes to the consolidated financial statements, significant estimates and assumptions affect deferred insurance acquisition costs, the value of business acquired, provisions for real estate-related losses and reserves, other-than-temporary declines in values for fixed maturities, the valuation allowance for deferred income taxes and the calculation of fair value disclosures for certain financial instruments.



LIFE INSURANCE REVENUE AND EXPENSES



Revenue for annuities, variable life insurance and interest-sensitive life insurance products consists of investment income, and policy charges such as mortality, expense and surrender charges and expense loads for premium taxes on certain contracts. Expenses consist of benefits and interest credited to contracts, policy maintenance costs and amortization of deferred insurance acquisition costs. Also reflected in fees and other income is a ceding commission experience adjustment received in 1995 as a result of certain reinsurance transactions entered into by the Company during 1992. (See note captioned "Reinsurance".)



Premiums for term life policies are reported as earned when due. Profits for such policies are recognized over the duration of the insurance policies by matching benefits and expenses to premium income.



DEFERRED INSURANCE ACQUISITION COSTS



The costs of acquiring new business, principally commission expense and certain policy issuance and underwriting expenses, have been deferred to the extent they are recoverable from estimated future gross profits on the related contracts and policies. The deferred insurance acquisition costs for annuities, separate account business and interest-sensitive life insurance products are being amortized over the estimated contract life in relation to the present value of estimated gross profits. Deferred insurance acquisition costs related to such interest-sensitive products also reflect the estimated impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio, through a credit or charge to stockholder's equity, net of income tax. The deferred insurance acquisition costs for term-life insurance products are being amortized over the premium paying period of the policies.



FUTURE POLICY BENEFITS



Liabilities for future policy benefits related to annuities and interest-sensitive life contracts reflect net premiums received plus interest credited during the contract accumulation period and the present value of future payments for contracts that have annuitized. Current interest rates credited during the contract accumulation period range from 3.0 percent to 7.3 percent. Future minimum guaranteed interest rates vary from 3.0 percent to 4.0 percent. For contracts that have annuitized, interest rates used in determining the present value of future payments range principally from 3.0 percent to 12.0 percent.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


Liabilities for future term life policy benefits have been computed principally by a net level premium method. Anticipated rates of mortality are based on the 1975-1980 Select and Ultimate Table modified by Company experience, including withdrawals. Estimated future investment yields are a level 7 percent for reinsurance assumed and for direct business, 8 percent for three years; 7 percent for year four; and 6 percent thereafter.



INVESTED ASSETS AND RELATED INCOME



Investments in fixed maturities and equity securities are carried at fair value. Short-term investments are carried at cost, which approximates fair value. (See note captioned "Fair Value of Financial Instruments".)



The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed and asset-backed securities, over the estimated life of the security. Such amortization is included in net investment income. Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income. The Company does not accrue interest income on fixed maturities deemed to be impaired on an other-than-temporary basis, or on mortgage loans and other real estate loans where the likelihood of collection of interest is doubtful.



Mortgage loans are carried at their unpaid balance, net of unamortized discount and any applicable reserves or write-downs. Other real estate-related investments net of any applicable reserve and write-downs include notes receivable from real estate ventures; investments in real estate ventures, adjusted for the equity in the operating income or loss of such ventures; and real estate owned carried at fair value.



Real estate reserves are established when declines in collateral values, estimated in light of current economic conditions and calculated in conformity with Statement of Financial Accounting Standards ("SFAS") 114, ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN, indicate a likelihood of loss. At year-end 1995, reflecting the Company's change in strategy with respect to its real estate portfolio, and the disposition thereof, and on January 4, 1996, reflecting the acquisition of the Company, real estate-related investments were valued using an estimate of the investments observable market price, net of estimated costs to sell.



Under purchase accounting, the market value of the Company's policy loans and other invested assets consisting primarily of venture capital investments and a leveraged lease, became the Company's new cost basis in such investments. Investments in policy loans and other invested assets after January 4, 1996 are carried at cost.



Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, recognition of other-than-temporary declines in value and changes in real estate-related reserves and write-downs are included in revenue. Net unrealized gains or losses on revaluation of investments are credited or charged to stockholder's equity. Such unrealized gains are recorded net of deferred income tax expense, while unrealized losses are not tax benefitted.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


SEPARATE ACCOUNT BUSINESS



The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity and variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders. The Company receives administrative fees from the separate account and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate accounts are carried at fair value.



INCOME TAX



The operations of the Company prior to January 4, 1996 have been included in the consolidated Federal income tax return of Kemper. Income taxes receivable or payable have been determined on a separate return basis, and payments have been received from or remitted to Kemper pursuant to a tax allocation arrangement between Kemper and its subsidiaries, including the Company. The Company generally had received a tax benefit for losses to the extent such losses can be utilized in Kemper's consolidated Federal tax return. Subsequent to January 4, 1996, the Company and its subsidiaries file separate Federal income tax returns.



Deferred taxes are provided on the temporary differences between the tax and financial statement basis of assets and liabilities.



(2) CASH FLOW INFORMATION



The Company defines cash as cash in banks and money market accounts. Federal income tax refunded by Kemper under the tax allocation arrangement for the period from January 1, 1996 to January 4, 1996 and for the years ended December 31, 1995 amounted to $108.8 million and $25.2 million, respectively. The Company paid Federal income taxes of $29.0 million and $28.1 million directly to the United States Treasury Department during 1997 and 1996, respectively.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(3) INVESTED ASSETS AND RELATED INCOME



The Company is carrying its fixed maturity investment portfolio at estimated fair value as fixed maturities are considered available for sale. The carrying value (estimated fair value) of fixed maturities compared with amortized cost, adjusted for other-than-temporary declines in value, were as follows:



                                                                             ESTIMATED UNREALIZED
                                                    CARRYING    AMORTIZED    --------------------
                                                     VALUE         COST       GAINS      LOSSES
                 (in thousands)                     --------    ---------     -----      ------
DECEMBER 31, 1997
U.S. treasury securities and obligations of U.S.
  government agencies and authorities............  $    6,258   $    6,298   $     4    $    (44)
Obligations of states and political subdivisions,
  special revenue and nonguaranteed..............      29,330       29,308       160        (138)
Debt securities issued by foreign governments....      92,563       92,722       188        (347)
Corporate securities.............................   1,861,655    1,846,588    24,733      (9,666)
Mortgage and asset-backed securities.............   1,678,837    1,669,159    10,035        (357)
                                                   ----------   ----------   -------    --------
       Total fixed maturities....................  $3,668,643   $3,644,075   $35,120    $(10,552)
                                                   ==========   ==========   =======    ========

DECEMBER 31, 1996
U.S. treasury securities and obligations of U.S.
  government agencies and authorities............  $   92,238   $   93,202   $    --    $   (964)
Obligations of states and political subdivisions,
  special revenue and nonguaranteed..............      30,853       31,519        --        (666)
Debt securities issued by foreign governments....     105,394      108,456       504      (3,566)
Corporate securities.............................   1,896,615    1,935,511     5,918     (44,814)
Mortgage and asset-backed securities.............   1,741,331    1,760,962     1,990     (21,621)
                                                   ----------   ----------   -------    --------
       Total fixed maturities....................  $3,866,431   $3,929,650   $ 8,412    $(71,631)
                                                   ==========   ==========   =======    ========



Upon default or indication of potential default by an issuer of fixed maturity securities, the Company-owned issue(s) of such issuer would be placed on nonaccrual status and, since declines in fair value would no longer be considered by the Company to be temporary, would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other than temporary. Thereafter, each issue on nonaccrual status is regularly reviewed, and additional write-downs may be taken in light of later developments.



The Company's computation of net realizable value involves judgments and estimates, so such value should be used with care. Such value determination considers such factors as the existence and value of any collateral security; the capital structure of the issuer; the level of actual and expected market interest rates; where the issue ranks in comparison with other debt of the issuer; the economic and competitive environment of the issuer and its business; the Company's view on the likelihood of success of any proposed issuer restructuring plan; and the timing, type and amount of any restructured securities that the Company anticipates it will receive.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)


The Company's $220.0 million real estate portfolio at December 31, 1997 consists of joint venture and third-party mortgage loans and other real estate-related investments. At December 31, 1997 and 1996, total impaired real estate-related loans were as follows:



                                                                DECEMBER 31     DECEMBER 31
                                                                    1997            1996
                       (in millions)                            -----------     -----------
Impaired loans without reserves--gross......................       $39.3           $39.8
Impaired loans with reserves--gross.........................         2.2             7.6
                                                                   -----           -----
       Total gross impaired loans...........................        41.5            47.4
Reserves related to impaired loans..........................        (2.1)           (4.4)
                                                                   -----           -----
       Net impaired loans...................................       $39.4           $43.0
                                                                   =====           =====



Impaired loans without reserves include loans in which the deficit in equity investments in real estate-related investments is considered in determining reserves and write-downs. At December 31, 1997 and 1996, the Company's deficit in equity investments considered in determining reserves and write-downs amounted to $0 and $5.9 million, respectively. The Company had an average balance of $45.2 million and $30.8 million in impaired loans for 1997 and 1996, respectively. Cash payments received on impaired loans are generally applied to reduce the outstanding loan balance.



At December 31, 1997 and December 31, 1996, loans on nonaccrual status, before reserves and write-downs, amounted to $47.4 million and $43.5 million, respectively. The Company's nonaccrual loans are generally included in impaired loans.



At December 31, 1997, securities carried at approximately $6.3 million were on deposit with governmental agencies as required by law.



Proceeds from sales of investments in fixed maturities prior to maturity were $633.9 million, $892.0 million and $297.6 million during 1997, 1996 and 1995, respectively. Gross gains of $3.1 million, $9.9 million and $21.2 million and gross losses of $13.7 million, $16.2 million and $11.9 million were realized on sales and write-downs of fixed maturities in 1997, 1996 and 1995, respectively.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)


The carrying value and amortized cost of fixed maturity investments, by contractual maturity at December 31, 1997, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because mortgage-backed and asset-backed securities provide for periodic payments throughout their life.



                                                                 CARRYING     AMORTIZED
                                                                  VALUE       COST VALUE
                       (in thousands)                            --------     ----------
One year or less............................................    $   47,724    $   47,797
Over one year through five..................................       649,279       648,291
Over five years through ten.................................       988,849       984,495
Over ten years..............................................       303,954       294,333
Securities not due at a single maturity date, primarily
  mortgage and asset-backed securities(1)...................     1,678,837     1,669,159
                                                                ----------    ----------
       Total fixed maturities...............................    $3,668,643    $3,644,075
                                                                ==========    ==========


---------------

(1) Weighted average maturity of 3.8 years.



The sources of net investment income were as follows:



                                                                                        PREACQUISITION
                                                                                        --------------
                                                            1997           1996              1995
                    (in thousands)                        --------       --------       --------------
Interest and dividends on fixed maturities............    $250,170       $250,683          $269,934
Dividends on equity securities........................       2,123            646               681
Income from short-term investments....................       4,128          9,130            13,159
Income from mortgage loans............................      16,283         20,257            40,494
Income from policy loans..............................      20,549         20,700            19,658
Income from other real estate-related investments.....       6,631          4,917            15,565
Income from other loans and investments...............       2,045          2,480             1,555
                                                          --------       --------          --------
       Total investment income........................     301,929        308,813           361,046
Investment expense....................................      (5,734)        (9,125)          (12,598)
                                                          --------       --------          --------
       Net investment income..........................    $296,195       $299,688          $348,448
                                                          ========       ========          ========

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)


Realized gains (losses) for the years ended December 31, 1997, 1996 and 1995, were as follows:



                                                                      REALIZED GAINS (LOSSES)
                                                          -----------------------------------------------
                                                                                           PREACQUISITION
                                                                                           --------------
                                                            1997            1996                1995
                    (in thousands)                        --------         -------         --------------
Real estate-related...................................    $ 19,758         $17,462           $(325,611)
Fixed maturities......................................     (10,656)         (6,344)              9,336
Equity securities.....................................         914           --                   (346)
Other.................................................         530           2,484              (2,079)
                                                          --------         -------           ---------
  Realized investment gains (losses) before income tax
     expense (benefit)................................      10,546          13,602            (318,700)
Income tax expense (benefit)                                 3,691           4,761            (111,545)
                                                          --------         -------           ---------
  Net realized investment gains (losses)..............    $  6,855         $ 8,841           $(207,155)
                                                          ========         =======           =========



Unrealized gains (losses) are computed below as follows: fixed maturities--the difference between fair value and amortized cost, adjusted for other-than-temporary declines in value; equity securities and other--the difference between fair value and cost. The change in unrealized investment gains (losses) by class of investment for the years ended December 31, 1997, 1996 and 1995 were as follows:



                                                             CHANGE IN UNREALIZED GAINS (LOSSES)
                                                  ---------------------------------------------------------
                                                                                             PREACQUISITION
                                                                                             --------------
                                                  DECEMBER 31    DECEMBER 31    JANUARY 4     DECEMBER 31
                                                      1997           1996          1996           1995
                 (in thousands)                   ------------   ------------   ----------   --------------
Fixed maturities................................    $ 87,787       $(63,219)       $            $351,964
Equity and other securities.....................        (103)         1,256          --              180
Adjustment to deferred insurance acquisition
  costs.........................................      (2,325)         1,307          --          (14,277)
Adjustment to value of business acquired........     (26,209)        20,947          --               --
                                                    --------       --------        ----         --------
  Unrealized gain (loss) before income tax
     expense....................................      59,150        (39,709)         --          337,867
Income tax expense (benefit)....................        (985)         7,789          --           32,922
                                                    --------       --------        ----         --------
       Net unrealized gain (loss) on
          investments...........................    $ 60,135       $(47,498)       $ --         $304,945
                                                    ========       ========        ====         ========



(4) UNCONSOLIDATED INVESTEES



At December 31, 1997 and 1996 the Company, along with other Kemper subsidiaries, directly held partnership interests in a number of real estate joint ventures. The Company's direct and indirect real estate joint venture investments are accounted for utilizing the equity method, with the Company recording its share of the operating results of the respective partnerships. The Company, as an equity owner, has the ability to fund, and historically has elected to fund, operating requirements of certain of the joint ventures. Consolidation accounting methods are not utilized as the Company, in most instances, does not own more

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(4) UNCONSOLIDATED INVESTEES (CONTINUED)


than 50 percent in the aggregate, and in any event, major decisions of the partnership must be made jointly by all partners.



As of December 31, 1997 and December 31, 1996, the Company's net equity investment in unconsolidated investees amounted to $19.3 million and $11.7 million, respectively. The Company's share of net income related to such unconsolidated investees amounted to $835 thousand and $223 thousand in 1997 and 1996, respectively, and a net loss of $453 thousand in 1995.



(5) CONCENTRATION OF CREDIT RISK



The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of credit risk exist in mortgage and asset-backed securities and real estate.



Approximately 35.1 percent of the Company's investment-grade fixed maturities at December 31, 1997 were mortgage-backed securities, down from 36.4 percent at December 31, 1996, due to sales and paydowns during 1997. These investments consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally AAA credit quality.



Approximately 10.8 percent and 8.8 percent of the Company's investment-grade fixed maturities at December 31, 1997 and 1996, respectively, consisted of corporate asset-backed securities. The majority of the Company's investments in asset-backed securities were backed by home equity loans (27.7%), auto loans (22.3%), manufactured housing loans (17.2%), equipment loans (13.7%), and commercial mortgage backed securities (10.7%).

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(5) CONCENTRATION OF CREDIT RISK (CONTINUED)


The Company's real estate portfolio is distributed by geographic location and property type, as shown in the following two tables:



GEOGRAPHIC DISTRIBUTION AS OF


DECEMBER 31, 1997



California...................   38.2%
Hawaii.......................   14.2
Colorado.....................    9.8
Oregon.......................    9.2
Washington...................    9.1
Florida......................    6.4
Texas........................    5.1
Michigan.....................    3.7
Ohio.........................    3.3
Illinois.....................    1.0
                               -----
          Total..............  100.0%
                               =====



DISTRIBUTION BY PROPERTY TYPE AS OF


DECEMBER 31, 1997



Hotel........................   41.3%
Land.........................   28.2
Residential..................   13.1
Retail.......................    3.3
Office.......................    3.1
Industrial...................     .9
Other........................   10.1
                               -----
          Total..............  100.0%
                               =====



Undeveloped land represented approximately 28.2 percent of the Company's real estate portfolio at December 31, 1997. To maximize the value of certain land and other projects, additional development has been proceeding or has been planned. Such development of existing projects would continue to require funding, either from the Company or third parties. In the present real estate markets, third-party financing can require credit enhancing arrangements (e.g., standby financing arrangements and loan commitments) from the Company. The values of development projects are dependent on a number of factors, including Kemper's and the Company's plans with respect thereto, obtaining necessary construction and zoning permits and market demand for the permitted use of the property. The values of certain development projects have been written down as of December 31, 1995, reflecting changes in plans in connection with the Zurich-led acquisition of Kemper. There can be no assurance that such permits will be obtained as planned or at all, nor that such expenditures will occur as scheduled, nor that Kemper's and the Company's plans with respect to such projects may not change substantially.



Approximately half of the Company's real estate mortgage loans are on properties or projects where the Company, Kemper, or their affiliates have taken ownership positions in joint ventures with a small number of partners. (See note captioned "Unconsolidated Investees".)



At December 31, 1997, loans to and investments in joint ventures in which Patrick M. Nesbitt or his affiliates ("Nesbitt"), a third-party real estate developer, have ownership interests constituted approximately $88.2 million, or
40.1 percent, of the Company's real estate portfolio. The Nesbitt ventures consist of nine hotel properties and two office buildings. At December 31, 1997, the Company did not have any Nesbitt-related off-balance-sheet legal funding commitments outstanding.



At December 31, 1997, loans to a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens Mutual Casualty Company ("Lumbermens"), a former affiliate, constituted

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(5) CONCENTRATION OF CREDIT RISK (CONTINUED)

approximately $60.5 million, or 27.5 percent, of the Company's real estate portfolio. Kemper's interest is 75 percent at December 31, 1997. At December 31, 1997, MLP-related commitments accounted for approximately $7.4 million of the Company's off-balance-sheet legal commitments, which the Company expects to fund.



At December 31, 1997, the Company no longer had any outstanding loans or investments in projects with the Prime Group, Inc. or its affiliates, as all such investments have been sold or written-down to zero. However, the Company continues to have Prime Group-related commitments, which accounted for $25.7 million of the Company's off-balance-sheet legal commitments at December 31, 1997. The Company does not expect to fund any of these commitments.



(6) INCOME TAXES



Income tax expense (benefit) was as follows for the years ended December 31, 1997, 1996 and 1995:



                                                                                 PREACQUISITION
                                                                                 --------------
                                                        1997         1996             1995
                   (in thousands)                     --------      -------      --------------
Current.............................................  $130,662      $26,300        $(113,087)
Deferred............................................   (99,370)        (897)          38,423
                                                      --------      -------        ---------
          Total.....................................  $ 31,292      $25,403        $ (74,664)
                                                      ========      =======        =========



Included in the 1995 current tax benefit is the recognition of a net operating loss carryover at December 31, 1995 which was utilized against taxable income on Kemper's consolidated short-period Federal income tax return for the January 1 through January 4, 1996 tax year. Beginning January 5, 1996, the Company and its subsidiaries each filed a stand alone Federal income tax return. Previously, the Company had filed a consolidated Federal income tax return with Kemper. In 1996, the Company and Kemper settled all outstanding balances under the tax allocation agreement.



The actual income tax expense (benefit) for 1997, 1996 and 1995 differed from the "expected" tax expense (benefit) for those years as displayed below. "Expected" tax expense (benefit) was computed by applying the U.S. Federal corporate tax rate of 35 percent in 1997, 1996, and 1995 to income (loss) before income tax expense (benefit).



                                                                                 PREACQUISITION
                                                                                 --------------
                                                        1997         1996             1995
                   (in thousands)                      -------      -------      --------------
Computed expected tax expense (benefit)..............  $24,503      $20,938         $(72,700)
Difference between "expected" and actual tax expense
  (benefit):
  State taxes........................................    1,801          913           (1,370)
  Amortization of goodwill...........................    5,353        3,568          --
  Foreign tax credit.................................     (278)       --                (183)
  Other, net.........................................      (87)         (16)            (411)
                                                       -------      -------         --------
          Total actual tax expense (benefit).........  $31,292      $25,403         $(74,664)
                                                       =======      =======         ========

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(6) INCOME TAXES (CONTINUED)


Deferred tax assets and liabilities are generally determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The Company only records deferred tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance recorded for the portion that is not likely to be realized. The valuation allowance is subject to future adjustments based upon, among other items, the Company's estimates of future operating earnings and capital gains.



The Company has established a valuation allowance to reduce the deferred Federal tax asset related to real estate and other investments to the amount that, based upon available evidence, is, in management's judgment, more likely than not to be realized. Any reversals of the valuation allowance are contingent upon the recognition of future capital gains in the Company's Federal income tax return or a change in circumstances which causes the recognition of the benefits to become more likely than not. The change in the valuation allowance is related solely to the change in the net deferred Federal tax asset or liability from unrealized gains or losses on investments.



The tax effects of temporary differences that give rise to significant portions of the Company's net deferred Federal tax asset or liability were as follows:



                                                          DECEMBER 31    DECEMBER 31     JANUARY 4
                                                             1997            1996          1996
                     (in thousands)                       -----------    ------------    ---------
Deferred Federal tax assets:
  Deferred insurance acquisition costs..................   $ 75,522        $  4,520      $  --
  Unrealized losses on investments......................     --              16,624         --
  Life policy reserves..................................     43,337          46,452        46,654
  Unearned revenue......................................     37,243          --             --
  Real estate-related...................................     13,400          20,642        27,736
  Other investment-related..............................      3,298           5,409         1,773
  Other.................................................      4,371           3,639         9,750
                                                           --------        --------      --------
     Total deferred Federal tax assets..................    177,171          97,286        85,913
  Valuation allowance...................................    (15,201)        (31,825)      (15,201)
                                                           --------        --------      --------
     Total deferred Federal tax assets after valuation
       allowance........................................    161,970          65,461        70,712
                                                           --------        --------      --------
Deferred Federal tax liabilities:
  Value of business acquired............................     48,469          66,373        66,578
  Deferred insurance acquisition costs..................     20,811           9,384         --
  Depreciation and amortization.........................     20,201          15,473        15,490
  Other investment-related..............................     18,774          28,855        37,919
  Unrealized gains on investments.......................      9,002          --             --
  Other.................................................      4,720           5,738         4,197
                                                           --------        --------      --------
     Total deferred Federal tax liabilities.............    121,977         125,823       124,184
                                                           --------        --------      --------
Net deferred Federal tax assets (liabilities)...........   $ 39,993        $(60,362)     $(53,472)
                                                           ========        ========      ========

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(6) INCOME TAXES (CONTINUED)


The net deferred tax assets relate primarily to unearned revenue and the tax on deferred insurance acquisition costs ("DAC Tax") associated with $2.7 billion of new 1997 sales from a non-registered individual and group variable bank-owned life insurance contract ("BOLI"). As a result of proposed tax law changes, as more fully discussed below, the level of DAC Tax experienced in 1997 is not anticipated to occur in future periods and it is expected that the Company will return to its normalized earnings patterns in 1998. Management believes that it is more likely, than not, that the results of future operations will generate sufficient taxable income over the ten year amortization period of the unearned revenue and DAC Tax to realize such deferred tax assets.



In early 1998, the Clinton Administration's Fiscal Year 1998 Budget ("Budget") was released and contained certain proposals to change the taxation of non-qualified fixed and variable annuities and variable life insurance contracts, including BOLI. It is currently unknown whether or not such proposals will be accepted, amended or omitted in the final 1999 Budget approved by Congress. If the current Budget proposals are accepted, certain of the Company's non-qualified fixed and variable annuities and certain of its variable life insurance products, including BOLI and the non-registered individual variable universal life insurance contracts introduced during 1997, may no longer be tax advantaged products and therefore no longer attractive to those customers who purchase them because of their favorable tax attributes. Additionally, sales of such products during 1998 may also be negatively impacted until the likelihood of the current proposals being enacted into law has been determined.



The tax returns through the year 1986 have been examined by the Internal Revenue Service ("IRS"). Changes proposed are not material to the Company's financial position. The tax returns for the years 1987 through 1993 are currently under examination by the IRS.



(7) RELATED-PARTY TRANSACTIONS



The Company received cash capital contributions of $45.0 million and $18.4 million during 1997 and 1996, respectively. The Company paid cash dividends of $29.3 million to Kemper during 1997.



The Company has loans to joint ventures, consisting primarily of mortgage loans on real estate, in which the Company and/or one of its affiliates has an ownership interest. At December 31, 1997 and December 31, 1996, joint venture mortgage loans totaled $72.7 million and $111.0 million, respectively, and during 1997, 1996 and 1995, the Company earned interest income on these joint venture loans of $7.5 million, $9.5 million and $19.6 million, respectively.



All of the Company's personnel are employees of Federal Kemper Life Assurance Company ("FKLA"), an affiliated company. The Company is allocated expenses for the utilization of FKLA employees and facilities, the investment management services of Scudder Kemper Investments, Inc. ("SKI"), formerly Zurich Kemper Investments, Inc., an affiliated company, and the information systems of Kemper Service Company ("KSvC"), an SKI subsidiary, based on the Company's share of administrative, legal, marketing, investment management, information systems and operation and support services. During 1997, 1996 and 1995, expenses allocated to the Company from SKI and KSvC amounted to $114 thousand, $1.7 million and $4.4 million, respectively. The Company also paid to SKI investment management fees of $3.5 million, $3.6 million and $3.4 million during 1997, 1996 and 1995, respectively. In addition, expenses allocated to

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(7) RELATED-PARTY TRANSACTIONS (CONTINUED)


the Company from FKLA during 1997, 1996 and 1995 amounted to $30.0 million, $10.5 million and $14.3 million, respectively.



During 1995, the Company sold certain mortgages and real estate-related investments, net of reserves, amounting to approximately $3.5 million to an affiliated non-life realty company, in exchange for cash. No gain or loss was recognized on these sales. During 1996, the Company purchased approximately $24.5 million of real estate-related investments from an affiliated non-life realty subsidiary for cash. The Company also paid to Kemper real estate subsidiaries $2.2 million, $1.8 million and $1.8 million in 1997, 1996 and 1995, respectively, related to the management of the Company's real estate portfolio.



(8) REINSURANCE



In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of fixed-rate annuities and to individual death claims. The Company generally cedes 100 percent of the related annuity liabilities under the terms of the reinsurance agreements. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. As such, these amounts paid or deemed to have been paid are recorded on the Company's consolidated balance sheet as reinsurance recoverables and ceded future policy benefits.



In 1992 and 1991, the Company entered into 100 percent indemnity reinsurance agreements ceding $515.7 million and $416.3 million, respectively, of its fixed-rate annuity liabilities to Fidelity Life Association, a Mutual Legal Reserve Company ("FLA"). FLA is a mutual insurance company that shares common management and common board members with the Company, FKLA and Kemper. As of December 31, 1997 and 1996, the reinsurance recoverable related to the fixed-rate annuity liabilities ceded to FLA amounted to $382.6 million and $427.2 million, respectively. During 1995, the Company recorded income of $4.4 million related to a ceding commission experience adjustment from the 1992 reinsurance agreement.



In December 1996, the Company assumed on a yearly renewable term basis approximately $14.4 billion (face amount) of term life insurance from FKLA. As a result of this transaction, the Company recorded premiums and reserves of approximately $7.3 million. The difference between the cash transferred, which represents the statutory reserves of the business assumed, and the reserves recorded under generally accepted accounting principles, of approximately $18.4 million, was deemed to be a capital contribution from Kemper and was recorded as additional paid-in-capital during 1996. Premiums assumed during 1997 under the terms of the treaty amounted to $21.1 million and the face amount which remained outstanding at December 31, 1997 amounted to $12.6 billion.



The Company's retention limit on term life insurance prior to 1997 was $300 thousand (face amount) on the life of any one individual with the excess amounts ceded to outside reinsurers. The term life insurance business assumed from FKLA during 1996 did not have any individual contracts greater than $300 thousand in face amount. Effective January 1, 1997, the Company ceded 90 percent of all new term life insurance premiums to outside reinsurers. Term life reserves ceded to outside reinsurers on the Company's direct business amounted to approximately $139 thousand and $102 thousand as of December 31, 1997 and 1996, respectively.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(8) REINSURANCE (CONTINUED)


During December 1997, the Company entered into a funds held reinsurance agreement with a Zurich affiliated company, EPICENTRE Reinsurance (Bermuda) Limited ("EPICENTRE"). Under the terms of this agreement, the Company ceded, on a yearly renewable term basis, ninety percent of the net amount at risk (death benefit payable to the insured less the insured's separate account cash surrender value) related to a new product developed in 1997, a non-registered variable bank-owned life insurance contract ("BOLI"), which is held in the Company's separate accounts. During 1997, the Company issued $59.3 billion (face amount) of new BOLI business and ceded $51.1 billion (face amount) to EPICENTRE under the terms of the treaty. During 1997, the Company also ceded $24.3 million of separate account fees (cost of insurance charges) to EPICENTRE. The Company has also withheld approximately $23.4 million of such funds due to EPICENTRE under the terms of the reinsurance agreement as a component of benefits and funds payable in the accompanying consolidated balance sheet as of December 31, 1997.



(9) POSTRETIREMENT BENEFITS OTHER THAN PENSIONS



FKLA sponsors a welfare plan that provides medical and life insurance benefits to its retired and active employees and the Company is allocated a portion of the costs of providing such benefits. The Company is self insured with respect to medical benefits, and the plan is not funded except with respect to certain disability-related medical claims. The medical plan provides for medical insurance benefits at retirement, with eligibility based upon age and the participant's number of years of participation attained at retirement. The plan is contributory for pre-Medicare retirees, and will be contributory for all retiree coverage for most current employees, with contributions generally adjusted annually. Postretirement life insurance benefits are noncontributory and are limited to $10,000 per participant.



The allocated accumulated postretirement benefit obligation accrued by the Company amounted to $1.9 million and $1.7 million at December 31, 1997 and 1996, respectively.



The discount rate used in determining the allocated postretirement benefit obligation was 7.25 percent and 7.75 percent for 1997 and 1996, respectively. The assumed health care trend rate used was based on projected experience for 1997 and 1998, 8 percent in 1999, gradually declining to 5.0 percent by the year 2002 and remaining at that level thereafter.



A one percentage point increase in the assumed health care cost trend rate for each year would increase the accumulated postretirement benefit obligation as of December 31, 1997 and 1996 by $242 thousand and $191 thousand, respectively.



The Company also provides certain severance-related policies to provide benefits, generally limited in time, to former or inactive employees after employment but before retirement.



(10) COMMITMENTS AND CONTINGENT LIABILITIES



The Company is involved in various legal actions for which it establishes liabilities where appropriate. In the opinion of the Company's management, based upon the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse effect on the consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(10) COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)


Although neither the Company or its joint venture projects have been identified as a "potentially responsible party" under Federal environmental guidelines, inherent in the ownership of or lending to real estate projects is the possibility that environmental pollution conditions may exist on or near or relate to properties owned or previously owned on properties securing loans. Where the Company has presently identified remediation costs, they have been taken into account in determining the cash flows and resulting valuations of the related real estate assets. Based on the Company's receipt and review of environmental reports on most of the projects in which it is involved, the Company believes its environmental exposure would be immaterial to its consolidated results of operations. However, the Company may be required in the future to take actions to remedy environmental exposures, and there can be no assurance that material environmental exposures will not develop or be identified in the future. The amount of future environmental costs is impossible to estimate due to, among other factors, the unknown magnitude of possible exposures, the unknown timing and extent of corrective actions that may be required, the determination of the Company's liability in proportion to others and the extent such costs may be covered by insurance or various environmental indemnification agreements.



See the note captioned "Financial Instruments--Off-Balance-Sheet Risk" below for the discussion regarding the Company's loan commitments and standby financing agreements.



The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 1997 and prior. The Company's financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders. The Company is also contingently liable for any future guaranty fund assessments related to insolvencies of unaffiliated insurance companies, for which the life insurance industry has been unable to estimate the cost to cover losses to policyholders. No specific amount can be reasonably estimated for such insolvencies as of December 31, 1997.



(11) FINANCIAL INSTRUMENTS--OFF-BALANCE-SHEET RISK



At December 31, 1997, the Company had future legal loan commitments and stand-by financing agreements totaling $75.3 million to support the financing needs of various real estate investments. To the extent these arrangements are called upon, amounts loaned would be secured by assets of the joint ventures, including first mortgage liens on the real estate. The Company's criteria in making these arrangements are the same as for its mortgage loans and other real estate investments. The Company presently expects to fund approximately $21.2 million of these arrangements. These commitments are included in the Company's analysis of real estate-related reserves and write-downs. The fair values of loan commitments and standby financing agreements are estimated in conjunction with and using the same methodology as the fair value estimates of mortgage loans and other real estate-related investments.



(12) FAIR VALUE OF FINANCIAL INSTRUMENTS



Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(12) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. A significant portion of the Company's financial instruments are carried at fair value. (See note captioned "Invested Assets and Related Income".) Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.



Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. For example, the Company's subsidiaries are not considered financial instruments, and their value has not been incorporated into the fair value estimates. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.



The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:



Fixed maturities and equity securities: Fair values were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager, SKI.



Cash and short-term investments: The carrying amounts reported in the consolidated balance sheet for these instruments approximate fair values.



Mortgage loans and other real estate-related investments: Fair values were estimated based upon the investments observable market price, net of estimated costs to sell. The estimates of fair value should be used with care given the inherent difficulty of estimating the fair value of real estate due to the lack of a liquid quotable market.



Other loans and investments: The carrying amounts reported in the consolidated balance sheet for these instruments approximate fair values. The fair values of policy loans were estimated by discounting the expected future cash flows using an interest rate charged on policy loans for similar policies currently being issued.



Life policy benefits: Fair values of the life policy benefits regarding investment contracts (primarily deferred annuities) and universal life contracts were estimated by discounting gross benefit payments, net of contractual premiums, using the average crediting rate currently being offered in the marketplace for similar contracts with maturities consistent with those remaining for the contracts being valued. The Company had projected its future average crediting rate in 1997 and 1996 to be 5.25 percent and 4.75 percent, respectively, while the assumed average market crediting rate was 6.0 percent and 5.8 percent in 1997 and 1996, respectively.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(12) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The carrying values and estimated fair values of the Company's financial instruments at December 31, 1997 and 1996 were as follows:



                                                  DECEMBER 31, 1997             DECEMBER 31, 1996
                                               ------------------------      ------------------------
                                                CARRYING        FAIR          CARRYING        FAIR
                                                 VALUE         VALUE           VALUE         VALUE
(in thousands)                                 ----------    ----------      ----------    ----------
Financial instruments recorded as assets:
  Fixed maturities.........................    $3,668,643    $3,668,643      $3,866,431    $3,866,431
  Cash and short-term investments..........       259,925       259,925          74,472        74,472
  Mortgage loans and other real
     estate-related assets.................       220,046       220,046         267,713       267,713
  Policy loans.............................       282,439       282,439         288,302       288,302
  Equity securities........................        24,839        24,839           9,910         9,910
  Other invested assets....................        20,820        24,404          13,597        13,597
Financial instruments recorded as
  liabilities:
  Life policy benefits, excluding term life
     reserves..............................     3,846,023     4,050,852       4,249,264     4,101,588



(13) STOCKHOLDER'S EQUITY--RETAINED EARNINGS



The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to shareholders without prior approval of regulatory authorities is restricted. The maximum amount of dividends which can be paid by the Company without prior approval in 1998 is $58.4 million. The Company paid cash dividends of $29.3 million to Kemper during 1997. The Company paid no cash dividends in 1996 or 1995.



The Company's net income (loss) and capital and surplus as determined in accordance with statutory accounting principles were as follows:



                                                                 1997          1996          1995
(in thousands)                                                 --------      --------      --------
Net income (loss)..........................................    $ 58,372      $ 37,287      $(64,707)
                                                               ========      ========      ========
Statutory capital and surplus..............................    $476,924      $411,837      $383,374
                                                               ========      ========      ========

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(14) UNAUDITED INTERIM FINANCIAL INFORMATION



The following table sets forth the Company's unaudited quarterly financial information:



(in thousands)



                 QUARTER ENDED                    MARCH 31   JUNE 30   SEPTEMBER 30   DECEMBER 31
                 -------------                    --------   -------   ------------   -----------
1997 OPERATING SUMMARY
  Net investment income.........................  $74,249    $74,050     $72,950       $ 74,946
  Realized investment gains (losses)............      889      8,161      (3,032)         4,528
  Premium income................................    5,008      4,121       3,938          9,172
  Separate account fees and other income........    8,909     12,961      12,215         62,415(1)
                                                  -------    -------     -------       --------
          Total revenue.........................   89,055     99,293      86,071        151,061
                                                  -------    -------     -------       --------
  Interest credited and benefits to
     policyholders..............................   57,859     56,643      57,965         55,687
  Commissions, taxes, licenses and fees.........    8,023      9,475       8,389         59,323(1)
  Operating expenses............................    7,175      8,780      10,014         10,868
  Net deferral of insurance acquisition costs...   (7,216)    (6,877)     (7,471)       (13,409)
  Amortization of value of business acquired....    4,821      6,991       6,743          6,393
  Amortization of goodwill......................    2,547      2,552       2,549          7,647(2)
                                                  -------    -------     -------       --------
          Total benefits and expenses...........   73,209     77,564      78,189        126,509
                                                  -------    -------     -------       --------
  Income before income tax expense..............   15,846     21,729       7,882         24,552
  Income tax expense............................    5,678      8,723       3,778         13,113
                                                  -------    -------     -------       --------
          Net income............................  $10,168    $13,006     $ 4,104       $ 11,439
                                                  =======    =======     =======       ========
1996 OPERATING SUMMARY
  Net investment income.........................  $72,302    $74,647     $76,070       $ 76,669
  Realized investment gains (losses)............   (1,248)    (2,439)     13,518          3,771
  Premium income................................      130        109         150          7,433(3)
  Separate account fees and other income........    8,028      9,419       8,478          9,170
                                                  -------    -------     -------       --------
          Total revenue.........................   79,212     81,736      98,216         97,043
                                                  -------    -------     -------       --------
  Interest credited and benefits to
     policyholders..............................   58,296     57,335      57,512         64,206
  Commissions, taxes, licenses and fees.........    6,868      6,486       6,819          7,962
  Operating expenses............................    5,440      4,920       6,974          7,344
  Net deferral of insurance acquisition costs...   (5,032)    (7,302)     (5,434)        (7,736)
  Amortization of value of business acquired....    4,234      2,787      11,582          2,927
  Amortization of goodwill......................    2,547      2,552       2,549          2,547
                                                  -------    -------     -------       --------
          Total benefits and expenses...........   72,353     66,778      80,002         77,250
                                                  -------    -------     -------       --------
  Income before income tax expense..............    6,859     14,958      18,214         19,793
  Income tax expense............................    3,513      6,402       7,391          8,097
                                                  -------    -------     -------       --------
          Net income............................  $ 3,346    $ 8,556     $10,823       $ 11,696
                                                  =======    =======     =======       ========


---------------

Notes:



(1) Reflects premium tax expense loads received and premium taxes incurred of $49.1 million related to new BOLI sales of $2.6 billion in the fourth quarter of 1997.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(2) Reflects the effect of the change in amortization of goodwill from 25 to 20 years.



(3) Reflects the assumption of term life insurance business from FKLA.

APPENDIX A

                   ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

Purchase Payment:           $40,000
Guarantee Period:           5 Years
Guaranteed Interest Rate:   5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment and the Withdrawal Charge may affect the values of a Certificate upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the rate required to be used in the "Summary of Expenses." In these examples, the withdrawal occurs one year after the Date of Issue. The Market Value Adjustment operates in a similar manner for transfers. No Withdrawal Charge applies to transfers.

The Guarantee Period Value for this $40,000 Purchase Payment is $51,051.26 at the end of the five-year Guarantee Period. After one year, when the withdrawals occur in these examples, the Guarantee Period Value is $42,000.00. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

The Market Value Adjustment will be based on the rate KILICO is then crediting (at the time of the withdrawal) on new Certificates with the same Guarantee Period as the time remaining in your Guarantee Period rounded to the next higher number of complete years. One year after the Purchase Payment there would have been four years remaining in your Guarantee Period. These examples also show the Withdrawal Charge (if any) which would be calculated separately after the Market Value Adjustment.

EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased one year after the Purchase Payment and KILICO is then crediting 6.5% for a four-year Guarantee Period. Upon a full withdrawal, the market value adjustment factor would be:

                                     _                 _
                                    |     (1 + .05)     |4
                      -.0726961*  = | ----------------- |  -1
                                    | (1 + .065 + .005) |
                                    |_                 _|

The Market Value Adjustment is a reduction of $3,053.24 from the Guarantee Period Value:

                       -3,053.24 = -.0726961 X 42,000.00

The Market Adjusted Value would be:

                      $38,946.76 = $42,000.00 - $3,053.24

A Withdrawal Charge of 6% would be assessed against the Market Adjusted Value in excess of the amount available as a free withdrawal. In this case, there are no prior withdrawals, so 15% of the Market Adjusted Value is not subject to a Withdrawal Charge. The Withdrawal Charge is thus:

                       $1,986.29 = $38,946.76 X .85 X .06

Thus, the amount payable on a full withdrawal would be:

                      $36,960.48 = $38,946.76 - $1,986.29
---------------
* Actual calculation utilizes 10 decimal places.

If instead of a full withdrawal, 50% of the Guarantee Period Value was withdrawn (partial withdrawal of 50%), the Market Value Adjustment would be 50% of that of the full withdrawal:

                      -$1,526.62 = -.0726961 X $21,000.00

The Market Adjusted Value would be:

                      $19,473.38 = $21,000.00 - $1,526.62

The Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 15% of the full Market Adjusted Value as there are no prior withdrawals:

                $819.68 = ($19,473.38 - .15 X $38,946.76) X .06

Thus, the amount payable on this partial withdrawal would be:

                       $18,653.70 = $19,473.38 - $819.68

EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT

An upward Market Value Adjustment results from a withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased one year later and KILICO is then crediting 4% for a four-year Guarantee Period. Upon a full withdrawal, the market value adjustment factor would be:

                                   _                 _
                                  |     (1 + .05)     | 4
                     +.0192766  = | ----------------  |   -1
                                  | (1 + .04 + .005)  |
                                  |_                 _|

The Market Value Adjustment is an increase of $809.62 to the Guarantee Period
Value:

                        $809.62 = $42,000.00 X .0192766

The Market Adjusted Value would be:

                       $42,809.62 = $42,000.00 + $809.62

A Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 15% of the full Market Adjusted Value, as there were no prior withdrawals:

                       $2,183.29 = $42,809.62 X .85 X .06

Thus, the amount payable on withdrawal would be:

                      $40,626.33 = $42,809.62 - $2,183.29

If instead of a full withdrawal, 50% of the Guarantee Period Value was withdrawn (partial withdrawal of 50%), the Market Value Adjustment would be:

                        $404.81 = $21,000.00 X .0192766

The Market Adjusted Value of $21,000.00 would be:

                       $21,404.81 = $21,000.00 + $404.81

The Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 15% of the full Market Adjusted Value as there are no prior withdrawals:

                 $899.00 = ($21,404.81 - .1 X $42,809.62) X .06

Thus, the amount payable on this partial withdrawal would be:

                       $20,505.81 = $21,404.81 - $899.00

Actual Market Value Adjustment may have a greater or lesser impact than that shown in the Examples, depending on the actual change in interest crediting rates and the timing of the withdrawal or transfer in relation to the time remaining in the Guarantee Period.

APPENDIX B

KEMPER INVESTORS LIFE INSURANCE COMPANY DEFERRED FIXED AND

VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT



This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of Individual Retirement Annuities (IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Further information can be obtained from Kemper Investors Life Insurance Company and from any district office of the Internal Revenue Service.


A. REVOCATION

Within 7 days of the date you signed your enrollment application, you may revoke the Certificate and receive back 100% of your money. To do so, wire Kemper Investors Life Insurance Company, 1 Kemper Drive, Long Grove, Illinois 60049, or call 1-800-621-5001.

B. STATUTORY REQUIREMENTS


This Certificate is intended to meet the requirements of Section 408(b) of the Internal Revenue Code (Code), Section 408A of the Code for use as a Roth IRA, or of Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Certificate has not been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to form of the Certificate, and does not represent a determination on the merits of the Certificate.



1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the owner must be nonforfeitable.


2. The Certificate must be nontransferable by the owner.

3. The Certificate must have flexible premiums.


4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 70 1/2 (the required beginning date)(see "Required Distributions"). However, section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 70 1/2), and the incidental death benefit requirements of section 401(a) of the Code, do not apply to Roth IRAs.



If you die before your entire interest in your Certificate is distributed, unless otherwise permitted under applicable law, any remaining interest in the Certificate must be distributed to your beneficiary by December 31 of the calendar year containing the fifth anniversary of your death; except that: (1) if the interest is payable to an individual who is your designated beneficiary (within the meaning of section 401(a)(9) of the Code), the designated beneficiary may elect to receive the entire interest over his or her life, or over a period certain not extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die; and (2) if the designated beneficiary is your spouse, the Certificate will be treated as his or her own IRA, or, where applicable, Roth IRA.

5. Except in the case of a rollover contribution or a direct transfer (see "Rollovers and Direct Transfers"), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), (1) all contributions to an IRA, including a Roth IRA, must be cash contributions which do not exceed $2,000 for any taxable year, and (2) all contributions to a SIMPLE IRA must be cash contributions, including matching or nonelective employer contributions (see "SIMPLE IRAs"), which do not exceed $6,000 for any year (as adjusted for inflation).


6. The Contract must be for the exclusive benefit of you and your beneficiaries.


C. ROLLOVERS AND DIRECT TRANSFERS FOR IRAS AND SIMPLE IRAS


1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments under an IRA. In one, you transfer amounts from one IRA to another. With the other, you transfer amounts from a qualified employee benefit plan or tax-sheltered annuity to an IRA. Tax-free rollovers can be made from a SIMPLE IRA to another SIMPLE IRA or to a SIMPLE Individual Retirement Account under section 408(p) of the Code. An individual can make a tax-free rollover to an IRA from a SIMPLE IRA after a two-year period has expired since the individual first participated in a SIMPLE plan.

2. You must complete the transfer by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA.

3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it).

4. A direct transfer to an IRA of funds in an IRA from one trustee or insurance company to another is NOT a rollover. It is a transfer that is not affected by the one-year waiting period.

5. All or a part of the premium for this Certificate used as an IRA may be paid from a rollover from an IRA, qualified pension or profit-sharing plan or tax-sheltered annuity, or from a direct transfer from another IRA. All or part of the premium for this Certificate used as a SIMPLE IRA may be paid from a rollover from a SIMPLE IRA or SIMPLE Individual Retirement Account or, to the extent permitted by law, from a direct transfer from a SIMPLE IRA or SIMPLE Individual Retirement Account.

6. Beginning January 1, 1993, a distribution that is eligible for rollover treatment from a qualified employee benefit plan or tax-sheltered annuity will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.


D. CONTRIBUTION LIMITS AND ALLOWANCE OF DEDUCTION FOR IRAS


1. In general, the amount you can contribute each year to an IRA is the lesser of $2,000 or your taxable compensation for the year. If you have more than one IRA, the limit applies to the total contributions made to your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans is compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance is compensation.

2. Beginning in 1997, in the case of a married couple filing a joint return, up to $2,000 can be contributed to each spouse's IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $4,000 for the year. Previously, if one spouse had no compensation or elected to be treated as having no compensation, the total combined contributions to both IRAs could not be more than $2,250.



3. Also beginning in 1997, in the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:



     a. $2,000 or



     b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.



The deduction for contributions to both spouses' IRAs may be further limited if either spouse is covered by an employer retirement plan.



4. Beginning in 1998, even if your spouse is covered by an employer retirement plan, you may be able to deduct your contributions to an IRA if you are not covered by an employer plan. The deduction is limited to $2,000 and it must be reduced if your adjusted gross income on a joint return is more than $150,000 but less than $160,000. Your deduction is eliminated if your income on a joint return is $160,000 or more.



5. Contributions to your IRA can be made at any time. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.



6. You cannot make a contribution other than a rollover contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.



E. SEP-IRA'S


1. The maximum deductible contribution for a Simplified Employee Pension (SEP) IRA is the lesser of $30,000 or 15% of compensation.

2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor). Information about the Kemper SEP is available upon request.

F. SIMPLE IRAS

1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.

2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $6,000 (as adjusted for inflation) for the year. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a nonelective contribution equal to 2 percent of your compensation for the year (up to $150,000 of compensation, as adjusted for inflation). No other contributions may be made to a SIMPLE IRA.

3. Employee elective contributions and employer contributions (I.E., matching contributions and nonelective contributions) to your SIMPLE IRA are excluded from your gross income.

4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (E.G., the individual has terminated employment), and two years has passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as an IRA.


G. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS


1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

2. In general, taxable distributions are included in your gross income in the year you receive them.

3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.


H. REQUIRED DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS


You must start receiving minimum distributions required under the Certificate and Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 70 1/2 (your 70 1/2 year). Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 70 1/2 until April 1 of the following year (I.E., the required beginning date).

Annuity payments which begin by April 1 of the year following your 70 1/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over the life or the lives of you and your spouse, provided that, if installments are guaranteed, the guaranty period does not exceed the lesser of 20 years or the applicable life expectancy.

The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated beneficiary. Life expectancies are determined using the expected return multiple tables shown in IRS Publication 590 "Individual Retirement Arrangements." To obtain a free copy of IRS Publication 590 and other IRS forms, phone the IRS toll free at 1-800-729-3676 or write the IRS Forms Distribution Center for your area as shown in your income tax return instructions.

If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

If the actual distribution from your Certificate is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be excused by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.


I. ROTH IRAS



1. If your contract is a special type of individual retirement plan known as Roth IRA, it will be administered in accordance with the requirements of section 408A of the Code. (Except as otherwise indicated, references herein to an "IRA" are to an "individual retirement plan," within the meaning of section 7701(a)(37) of the

Code, other than a Roth IRA.) Roth IRAs are treated the same as other IRAs, except as described here. However, the provisions of the Code governing Roth IRAs may be modified by pending legislation. We will notify you of any such changes.



2. The IRS is not presently accepting submissions for opinion letters approving annuities as Roth IRAs, but will issue in the future procedures for requesting such opinion letters. We will apply for approval as soon as possible after the IRS issues its procedures on this matter. Such approval will be a determination only as to the form of the annuity, and will not represent a determination of the merits of the annuity.



3. If your Certificate is a Roth IRA, we will send you a Roth IRA endorsement to be attached to, and to amend, your contract after we obtain approval of the endorsement from the IRS and your state insurance department. We reserve the right to amend the contract as necessary or advisable from time to time to comply with future changes in the Internal Revenue Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.



4. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a "qualified distribution," as described to you in section L, below.



J. ELIGIBILITY AND CONTRIBUTIONS FOR ROTH IRAS



1. Generally, you are eligible to establish or make a contribution to your Roth IRA on or after January 1, 1998, only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 70 1/2.



2. The aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the "contribution limit") generally is the lesser of $2,000 and 100% of your compensation for the taxable year. However, if you file a joint return and receive less compensation for the taxable year than your spouse, the contribution limit for the taxable year is the lesser of $2,000 and the sum of (1) your compensation for the taxable year, and (2) your spouse's compensation for the taxable year reduced by any deductible contributions to an IRA of your spouse, and by any contributions to a Roth IRA for your spouse, for the taxable year.



The contribution limit for any taxable year is reduced (but not below zero) by the amount which bears the same ratio to such amount as:



     (a) the excess of (i) your adjusted gross income for the taxable year, over
         (ii) the "applicable dollar amount", bears to



     (b) $15,000 (or $10,000 if you are married).



For this purpose, "adjusted gross income" is determined in accordance with section 219(g)(3) of the Code and (1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. In addition, the "applicable dollar amount" is equal to $150,000 for a married individual filing a joint return, $0 for a married individual filing a separate return, and $95,000 for any other individual.



A "qualified rollover contribution" (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.



K. ROLLOVERS, TRANSFERS AND CONVERSIONS TO ROTH IRAS



1. Rollovers And Transfers -- A rollover may be made to a Roth IRA only if it is a "qualified rollover contribution." A "qualified rollover contribution" is a rollover to a Roth IRA from another Roth IRA or from an IRA, but only if such rollover contribution also meets the rollover requirements for IRAs under section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.



You may not make a qualified rollover contribution or transfer in a taxable year from an IRA to a Roth IRA if (a) your adjusted gross income for the taxable year exceeds $100,000 or (b) you are married and file a separate return.



The rollover requirements of section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.



2. Taxation of Rollovers And Transfers to Roth IRAs -- A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under section 408(d)(3) is tax-free.



In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, section 72(t) of the Code (relating to the 10 percent penalty tax on premature distributions) will not apply. If such a rollover or transfer occurs before January 1, 1999, any portion of the amount rolled over or transferred which is required to be included in gross income will be so included ratably over the 4-taxable year period beginning with the taxable year in which the rollover or transfer is made.



Pending legislation may modify these rules retroactively to January 1, 1998.



3. Transfers of Excess IRA Contributions to Roth IRAs -- If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such amounts will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.



4. Taxation of Conversions of IRAs to Roth IRAs -- All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. The conversion of an IRA to a Roth IRA is treated as a special type of qualified rollover contribution. Hence, you must be eligible to make a qualified rollover contribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of your IRA's value in gross income, as described above.



A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.



UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR

ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF "NONQUALIFIED DISTRIBUTIONS"). YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.



5. Separate Roth IRAs -- Due to the complexity of, and proposed changes to, the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. For the same reason, you should consider maintaining a separate Roth IRA for each amount rolled over, transferred, or converted from an IRA. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax advisor if you intend to contribute rollover, transfer, or conversion amounts to your Policy, or if you intend to roll over or transfer amounts from your Policy to another Roth IRA maintained for your benefit.



L. INCOME TAX CONSEQUENCES OF ROTH IRAS



1. Qualified Distributions -- Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain 59 1/2, (b) made after your death, (c) attributable to your being disabled, or (d) a "qualified special purpose distribution" (I.E., a qualified first-time homebuyer distribution under section 72(t)(2)(F) of the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or
(2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).



2. Nonqualified Distributions -- A distribution from a Roth IRA which is not a qualified distribution is taxed under section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed, (a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins.



An additional tax of 10% is imposed on nonqualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59 1/2, unless one of the exceptions discussed in Section N applies.



M. TAX ON EXCESS CONTRIBUTIONS


1. You must pay a 6% excise tax each year on excess contributions that remain in your Certificate. Generally, an excess contribution is the amount contributed to your Certificate that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it.

2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Certificate before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.


N. TAX ON PREMATURE DISTRIBUTIONS



There is an additional tax on premature distributions from your IRA, Roth IRA or SIMPLE IRA, equal to 10% of the amount of the premature distribution that you must include in your gross income. For premature distributions from a SIMPLE IRA made within the first 2 years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 59 1/2. However, the tax on premature distributions does not apply:



1. To amounts that are rolled over tax free;



2. To a distribution which is made on or after your death, or on account of you being disabled within the meaning of section 72(m)(7) of the Code;



3. To a distribution which is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your beneficiary; or



4. To a distribution which is used for qualified first-time homebuyer expenses, qualified high education expenses, certain medical expenses, or by an unemployed individual to pay health insurance premiums.



O. IRA EXCISE TAX REPORTING



Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, Roth IRA or SIMPLE IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.



P. BORROWING



If you borrow money against your Certificate or use it as security for a loan, the Certificate will lose its classification as an IRA, Roth IRA or SIMPLE IRA , whichever is applicable, and you must include in gross income the fair market value of the contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note: This Certificate does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)



Q. REPORTING



We will provide you with any reports required by the Internal Revenue Service.



R. ESTATE TAX



Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.

S. FINANCIAL DISCLOSURE FOR THE SEPARATE ACCOUNT (VARIABLE ACCOUNT)

AND MVA OPTION.

1. If on the enrollment application you indicated an allocation to a Subaccount, this Certificate will be assessed a daily charge of an amount which will equal an aggregate of 1.25% per annum.

2. An annual records maintenance charge of $30.00 will be assessed against the Separate Account Value each Certificate Year. If no values are in the Subaccounts, the charge will be assessed against Guarantee Period Value.

3. Withdrawal and early annuitization charges will be assessed based on the Certificate Years elapsed since the Certificate was issued as described in the prospectus under the heading "Withdrawal Charge."

Withdrawals, transfers and early annuitizations of Guarantee Period Value may be subject to a Market Value Adjustment as described in the prospectus under the heading "Market Value Adjustment."

4. The method used to compute and allocate the annual earnings is contained in the prospectus under the heading "Accumulation Unit Value" for Separate Account Value and under the headings "Guarantee Periods of the MVA Option" and "Establishment of Guaranteed Interest Rates" for Guarantee Period Value.

5. The growth in value of your Certificate is neither guaranteed nor projected but is based on the investment experience of the Subaccounts or rates of interest as declared by Kemper Investors Life Insurance Company.

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 1998


--------------------------------------------------------------------------------

            INDIVIDUAL AND GROUP VARIABLE AND MARKET VALUE ADJUSTED

                           DEFERRED ANNUITY CONTRACTS

--------------------------------------------------------------------------------

                                KEMPER PASSPORT

                                   ISSUED BY

                    KEMPER INVESTORS LIFE INSURANCE COMPANY

   HOME OFFICE: 1 KEMPER DRIVE, LONG GROVE, ILLINOIS 60049     (847) 550-5500


This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Separate Account dated May 1, 1998. The Prospectus may be obtained from Kemper Investors Life Insurance Company by writing or calling the address or telephone number listed above.


                               ------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Services to the Separate Account............................  B-1
Performance Information of Subaccounts......................  B-1
State Regulation............................................  B-4
Experts.....................................................  B-4
Financial Statements........................................  B-4
Independent Auditors' Reports...............................  B-5
Financial Statements of the Separate Account................  B-8
Appendix A Table of Historical Hypothetical Accumulation
  Unit Values and Performance Information...................  B-25
Appendix B State Premium Tax Chart..........................  B-38

                        SERVICES TO THE SEPARATE ACCOUNT

Kemper Investors Life Insurance Company ("KILICO") maintains the books and records of the KILICO Variable Annuity Separate Account (the "Separate Account"). KILICO holds the assets of the Separate Account. The assets are kept segregated and held separate and apart from the general funds of KILICO. KILICO maintains records of all purchases and redemptions of shares of each Portfolio of the Kemper Investors Fund (the "Fund") by each of the Subaccounts. All expenses incurred in the operations of the Separate Account, except the charge for mortality and expense risk and administrative expenses, and records maintenance charge (as described in the Prospectus) are borne by KILICO.


The independent auditors for the Separate Account are Coopers & Lybrand L.L.P., Chicago, Illinois, for the year ended December 31, 1997. The firm performed the annual audit of the financial statements of the Separate Account and KILICO for the year ended December 31, 1997.



The independent auditors for the Separate Account prior to 1997 were KPMG Peat Marwick LLP, Chicago, Illinois, for the periods through December 31, 1996. The firm also performed the annual audit of the financial statements of the Separate Account and KILICO for the periods through December 31, 1996.


The Certificates are sold by licensed insurance agents, where the Certificates may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The Certificates are distributed through the principal underwriter for the Separate Account, Investors Brokerage Services, Inc., a subsidiary of KILICO, which enters into selling group agreements with the affiliated and unaffiliated broker-dealers. Subject to the provisions of the Contracts, units of the Subaccounts under the Contract are offered on a continuous basis.


KILICO pays commissions to the seller which may vary but are not anticipated to exceed in the aggregate an amount equal to six percent (6%) of Purchase Payments. During 1997, 1996 and 1995, KILICO incurred gross commissions payable of approximately $5.6, $8.1 and $2.8 million, respectively, to licensed insurance agents.



                     PERFORMANCE INFORMATION OF SUBACCOUNTS



As described in the prospectus, a Subaccount's historical performance may be shown in the form of standardized "average annual total return" and nonstandardized "total return" calculations in the case of all Subaccounts; "yield" information may be provided in the case of the Kemper High Yield Subaccount, Kemper Investment Grade Bond Subaccount, Kemper Government Securities Subaccount, and Kemper Global Income Subaccount; and "yield" and "effective yield" information may be provided in the case of the Kemper Money Market Subaccount #1 and Kemper Money Market Subaccount #2 (collectively, the "Kemper Money Market Subaccounts"). These various measures of performance are described below.



A Subaccount's standardized average annual total return quotation is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. The standardized average annual total return for a Subaccount for a specific period is found by first taking a hypothetical $1,000 investment in each of the Subaccount's units on the first day of the period at the maximum offering price, which is the Accumulation Unit value per unit ("initial investment") and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value reflects the effect of the applicable Withdrawal Charge that may be imposed at the end of the period as well as all other recurring charges and fees applicable under the Certificate to all Certificate Owner accounts. Premium taxes are not included in the term charges. The redeemable value is then divided by the initial investment and this quotient is taken to the Nth root (N represents the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. Standardized average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of a Subaccount over the applicable period.



No standard formula has been prescribed for calculating total return performance. Nonstandardized total return performance for a specific period is calculated by first taking an investment (assumed to be $40,000 below) in each Subaccount's units on the first day of the period at the maximum offering price, which is the Accumulation Unit Value per unit ("initial investment") and computing the ending value ("ending value") of that investment at the end of the period. The ending value does not include the effect of the applicable Withdrawal Charge that may be imposed at the end of the period, and thus may be higher than if such charge were deducted. Premium taxes are not included in the term charges. The nonstandardized total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. An assumed investment of $40,000 was chosen because that approximates the size of a typical account. The account size used affects the performance figure because the Records Maintenance Charge is a fixed per account charge. Both annualized and nonannualized (cumulative) nonstandardized total return figures may be provided. Annualized nonstandardized total return figures represent the average annual percentage change in the value of a Subaccount over the applicable period while nonannualized (cumulative) figures represent the actual percentage change over the applicable period.



Standardized average annual total return quotations will be current to the last day of the calendar quarter and nonstandardized total return quotations will be current to the last day of the calendar month preceding the date on which an advertisement is submitted for publication. Standardized average annual total return will cover periods of one, three, five and ten years, if applicable, and a period covering the time the underlying Portfolio has been held in a Subaccount (life of Subaccount). Nonstandardized total return will cover periods of one, three, five and ten years, if applicable, and a period covering the time the underlying Portfolio held in a Subaccount has been in existence (life of Portfolio). For those underlying Portfolios which have not been held as Subaccounts within the Separate Account for one of the quoted periods, the nonstandardized total return quotations will show the investment performance such underlying Portfolios would have achieved (reduced by the applicable charges) had they been held as Subaccounts within the Separate Account for the period quoted.



Performance information will be shown for periods from April 6, 1982 (inception) for the Kemper Money Market Subaccount, Kemper Total Return Subaccount and Kemper High Yield Subaccount, and for periods from December 9, 1983 (inception) for the Kemper Growth Subaccount. This performance information is stated to reflect that the Separate Account was reorganized on November 3, 1989 as a unit investment trust with Subaccounts investing in corresponding Portfolios of the Fund. In addition, on that date the Kemper Government Securities Subaccount was added to the Separate Account to invest in the Fund's Government Securities Portfolio. For the Kemper Government Securities Subaccount, performance figures will reflect investment experience as if the Kemper Government Securities Subaccount had been available under the Contracts since September 3, 1987, the inception date of the Kemper Government Securities Portfolio.



The yield for the Kemper High Yield Subaccount, the Kemper Investment Grade Bond Subaccount, and the Kemper Government Securities Subaccount, and the Kemper Global Income Subaccount is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. The yields for the Kemper High Yield Subaccount, the Kemper Government Securities Subaccount, the Kemper Investment Grade Bond Subaccount and the Kemper Global Income
Subaccount, based upon the one month period ended March 31, 1998 were    %,
   %,    % and    %, respectively. The yield quotation is computed by dividing the net investment income per unit earned during the specified one month or 30-day period by the accumulation unit values on the last day of the period, according to the following formula that assumes a semi-annual reinvestment of income:



                 a - b       6
  YIELD = 2[(   -------   +1)  - 1
                  cd



a = net dividends and interest earned during the period by the Fund attributable to the Subaccount



b = expenses accrued for the period (net of reimbursements)



c = the average daily number of Accumulation Units outstanding during the period



d = the Accumulation Unit value per unit on the last day of the period



The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to each Subaccount, but does not reflect the deduction of withdrawal charges or premium taxes.



The Kemper Money Market Subaccounts' yields are computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the current yield quotation is based on a seven-day period and computed as follows: the net change in the Accumulation Unit Value during the period is divided by the Accumulation Unit Value at the beginning of the period ("base period return") and the result is divided by 7 and multiplied by 365 and the current yield figure carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of the Account's portfolio are not included in the calculation. The yield for the seven-day period ended March 31, 1998 was 3.85% for the Kemper Money Market Subaccount #1 and 5.10% for Kemper Money Market Subaccount #2. The average portfolio maturity was 27 days.



The Kemper Money Market Subaccounts' effective yields are determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1) (365) / (7) - 1. The effective yield for the seven-day period ended March 31, 1998 was 3.92% for the Kemper Money Market Subaccount #1 and 5.23% for Kemper Money Market Subaccount #2.



In computing yield, the Separate Account follows certain standard accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with the accounting practices that the Separate Account uses in the preparation of its annual and semi-annual financial statements.



A Subaccount's performance quotations are based upon historical earnings and are not necessarily representative of future performance. The Subaccount's units are sold at Accumulation Unit value. Performance figures and Accumulation Unit value will fluctuate. Factors affecting a Subaccount's performance include general market conditions, operating expenses and investment management. Units of a Subaccount are redeemable at Accumulation Unit value, which may be more or less than original cost. The performance figures include the deduction of all expenses and fees, including a prorated portion of the Records Maintenance Charge. Redemptions within the first six years after purchase may be subject to a Withdrawal Charge that ranges from 6% the first year to 0% after six years. Yield, effective yield and nonstandardized total return do not reflect the effect of the Withdrawal Charge or premium taxes that may be imposed upon the redemption of units. Standardized average annual total return reflects the effect of the applicable Withdrawal Charge (but not premium tax) that may be imposed at the end of the period in question.

The Subaccounts may also provide comparative information on an annualized or nonannualized (cumulative) basis with regard to various indexes, including the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Consumer Price Index, the CDA Certificate of Deposit Index, the Salomon Brothers High Grade Corporate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Merrill Lynch Government/Corporate Master Index, the Lehman Brothers Long Government/Corporate Bond Index, the Lehman Brothers Government/Corporate 1-3 Year Bond Index, the Standard & Poor's Midcap 400 Index, the NASDAQ Composite Index, the Russell 2000 Index and the Morgan Stanley Capital International Europe, Australia, Far East Index. In addition, the Subaccounts may provide performance analysis rankings of Lipper Analytical Services, Inc., the VARDS Report, MORNINGSTAR, INC., Ibbotson Associates or Micropal. Please note the differences and similarities between the investments which a Subaccount may purchase and the investments measured by the indexes which are described below. In particular, it should be noted that certificates of deposit may offer fixed or variable yields and principal is guaranteed and may be insured. The units of the Subaccounts are not insured. Also, the value of the Subaccounts will fluctuate. From time to time, the Separate Account may quote information from publications such as MORNINGSTAR, INC., THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BARRON'S, FORTUNE, THE CHICAGO TRIBUNE, USA TODAY, INSTITUTIONAL INVESTOR, NATIONAL UNDERWRITER, SELLING LIFE INSURANCE, BROKER WORLD, REGISTERED REPRESENTATIVE, INVESTMENT ADVISOR and VARDS.



The tables in Appendix A include standardized average annual total return and nonstandardized total return quotations for various periods as of December 31, 1997, and compares these quotations to various indexes.


                                STATE REGULATION

KILICO is subject to the laws of Illinois governing insurance companies and to regulation by the Illinois Department of Insurance. An annual statement in a prescribed form is filed with the Illinois Department of Insurance each year. KILICO's books and accounts are subject to review by the Department of Insurance at all times, and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, KILICO is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                                    EXPERTS


The statements of assets and liabilities and contract owners' equity of the Separate Account as of December 31, 1997 and the related statements of operations for the year then ended and the statements of changes in contract owners' equity for the year then ended has been included herein in reliance upon the report of Coopers & Lybrand L.L.P., independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.



The statement of changes in contract owners' equity of the Separate Account for the year ended December 31, 1996 has been included herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


                              FINANCIAL STATEMENTS


This Statement of Additional Information contains financial statements for the Separate Account which reflect assets attributable to the Certificates and also reflect assets attributable to other variable annuity contracts offered by KILICO through the Separate Account.

                       REPORT OF INDEPENDENT ACCOUNTANTS

THE BOARD OF DIRECTORS OF
KEMPER INVESTORS LIFE INSURANCE COMPANY AND
CONTRACT OWNERS OF KILICO VARIABLE ANNUITY SEPARATE ACCOUNT:


We have audited the accompanying statements of assets and liabilities and contract owners' equity of the Kemper Money Market Subaccount, Kemper Money Market Subaccount #2, Kemper Total Return Subaccount, Kemper High Yield Subaccount, Kemper Growth Subaccount, Kemper Government Securities Subaccount, Kemper International Subaccount, Kemper Small Cap Growth Subaccount, Kemper Investment Grade Bond Subaccount, Kemper Contrarian Value Subaccount, Kemper Small Cap Value Subaccount, Kemper Value+Growth Subaccount, Kemper Horizon 20+ Subaccount, Kemper Horizon 10+ Subaccount, Kemper Horizon 5 Subaccount, Kemper Global Income Subaccount and Kemper Blue Chip Subaccount of KILICO Variable Annuity Separate Account as of December 31, 1997 and the related statements of operations and the statements of changes in contract owners' equity for the year then ended, except for Kemper Global Income Subaccount and Kemper Blue Chip Subaccount as to which the period is May 1, 1997 (commencement of operations) to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in contract owners' equity for the year ended December 31, 1996 was audited by other auditors, whose report, dated March 26, 1997, expressed an unqualified opinion on that statement.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1997 by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the December 31, 1997 financial statements referred to above present fairly, in all material respects, the financial position of the subaccounts of KILICO Variable Annuity Separate Account at December 31, 1997 and the results of their operations and changes in their contract owners' equity for the year then ended, except for Kemper Global Income Subaccount and Kemper Blue Chip Subaccount as to which the period is May 1, 1997 (commencement of operations) to December 31, 1997, in conformity with generally accepted accounting principles.



Coopers & Lybrand L.L.P.


Chicago, Illinois

February 20, 1998

                          INDEPENDENT AUDITORS' REPORT



THE BOARD OF DIRECTORS


KEMPER INVESTORS LIFE INSURANCE COMPANY:



We have audited the accompanying statement of changes in contract owners' equity of the Kemper Money Market Subaccount, Kemper Money Market Subaccount #2, Kemper Total Return Subaccount, Kemper High Yield Subaccount, Kemper Growth Subaccount, Kemper Government Securities Subaccount, Kemper International Subaccount, Kemper Small Cap Growth Subaccount, Kemper Investment Grade Bond Subaccount, Kemper Contrarian Value Subaccount, Kemper Small Cap Value Subaccount, Kemper Value+Growth Subaccount, Kemper Horizon 20+ Subaccount, Kemper Horizon 10+ Subaccount, and Kemper Horizon 5 Subaccount of KILICO Variable Annuity Separate Account (the Account) for the year ended December 31, 1996. This financial statement is the responsibility of the Account's management. Our responsibility is to express an opinion on this financial statement based on our audit.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



In our opinion, the financial statement referred to above presents fairly, in all material respects, the changes in the contract owners' equity of the subaccounts of KILICO Variable Annuity Separate Account for the year ended December 31, 1996 in conformity with generally accepted accounting principles.



                                          KPMG PEAT MARWICK LLP



Chicago, Illinois


March 26, 1997

                           [INTENTIONALLY LEFT BLANK]

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT



STATEMENTS OF ASSETS AND LIABILITIES AND CONTRACT OWNERS' EQUITY



DECEMBER 31, 1997


(IN THOUSANDS)


                                   KEMPER        KEMPER         KEMPER       KEMPER                    KEMPER
                                   MONEY          MONEY         TOTAL         HIGH        KEMPER     GOVERNMENT      KEMPER
                                   MARKET        MARKET         RETURN       YIELD        GROWTH     SECURITIES   INTERNATIONAL
                                 SUBACCOUNT   SUBACCOUNT #2   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                 ----------   -------------   ----------   ----------   ----------   ----------   -------------
ASSETS
  Investments in underlying
    portfolio funds, at current
    values.....................   $73,754         6,379        743,633      306,171      527,701       72,906        160,865
  Dividends and other
    receivables................       200            17            142           40           69            5             28
                                  -------         -----        -------      -------      -------       ------        -------
         Total assets..........    73,954         6,396        743,775      306,211      527,770       72,911        160,893
                                  -------         -----        -------      -------      -------       ------        -------
LIABILITIES AND CONTRACT
  OWNERS' EQUITY
  Liabilities:
    Mortality and expense risk
      and administrative
      charges..................        82            --            796          327          564           78            172
    Other payables.............       118             2            195           63          106           12            125
                                  -------         -----        -------      -------      -------       ------        -------
         Total liabilities.....       200             2            991          390          670           90            297
                                  -------         -----        -------      -------      -------       ------        -------
  Contract owners' equity......   $73,754         6,394        742,784      305,821      527,100       72,821        160,596
                                  =======         =====        =======      =======      =======       ======        =======
ANALYSIS OF CONTRACT OWNERS'
  EQUITY
  Excess of proceeds from units
    sold over payments for
    units redeemed.............   $ 3,881         5,218        203,480       96,788      187,968       39,559        107,157
  Accumulated net investment
    income (loss)..............    69,873         1,176        301,262      181,924      202,725       30,968          7,987
  Accumulated net realized gain
    on sales of investments....        --            --         88,300        6,525       61,033        1,024         18,107
  Unrealized appreciation of
    investments................        --            --        149,742       20,584       75,374        1,270         27,345
                                  -------         -----        -------      -------      -------       ------        -------
  Contract owners' equity......   $73,754         6,394        742,784      305,821      527,100       72,821        160,596
                                  =======         =====        =======      =======      =======       ======        =======

                                   KEMPER
                                 SMALL CAP
                                   GROWTH
                                 SUBACCOUNT
                                 ----------
ASSETS
  Investments in underlying
    portfolio funds, at current
    values.....................   112,970
  Dividends and other
    receivables................        25
                                  -------
         Total assets..........   112,995
                                  -------
LIABILITIES AND CONTRACT
  OWNERS' EQUITY
  Liabilities:
    Mortality and expense risk
      and administrative
      charges..................       115
    Other payables.............        17
                                  -------
         Total liabilities.....       132
                                  -------
  Contract owners' equity......   112,863
                                  =======
ANALYSIS OF CONTRACT OWNERS'
  EQUITY
  Excess of proceeds from units
    sold over payments for
    units redeemed.............    72,054
  Accumulated net investment
    income (loss)..............     7,311
  Accumulated net realized gain
    on sales of investments....    11,120
  Unrealized appreciation of
    investments................    22,378
                                  -------
  Contract owners' equity......   112,863
                                  =======



See accompanying notes to financial statements.

      KEMPER       KEMPER       KEMPER       KEMPER       KEMPER       KEMPER
    INVESTMENT   CONTRARIAN   SMALL CAP      VALUE+      HORIZON      HORIZON       KEMPER        KEMPER         KEMPER
    GRADE BOND     VALUE        VALUE        GROWTH        20+          10+       HORIZON 5    GLOBAL INCOME   BLUE CHIP
    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   -------------   ----------
      5,463        78,165       33,296       27,952       6,474        9,169        4,902           326          2,080
          1            20           14           21           5            4            3            --              3
      -----        ------       ------       ------       -----        -----        -----           ---          -----
      5,464        78,185       33,310       27,973       6,479        9,173        4,905           326          2,083
      -----        ------       ------       ------       -----        -----        -----           ---          -----
          5            68           35           29           7           10            5            --              2
          1            35           25           23           4            3            2            --              3
      -----        ------       ------       ------       -----        -----        -----           ---          -----
          6           103           60           52          11           13            7            --              5
      -----        ------       ------       ------       -----        -----        -----           ---          -----
      5,458        78,082       33,250       27,921       6,468        9,160        4,898           326          2,078
      =====        ======       ======       ======       =====        =====        =====           ===          =====
      5,144        64,882       28,513       23,759       5,342        7,793        4,402           307          2,017
        (37)         (395)        (220)        (224)        (86)         (83)         (47)           (7)           (20)
         73         2,762        1,143          618         177          138           98            21             27
        278        10,833        3,814        3,768       1,035        1,312          445             5             54
      -----        ------       ------       ------       -----        -----        -----           ---          -----
      5,458        78,082       33,250       27,921       6,468        9,160        4,898           326          2,078
      =====        ======       ======       ======       =====        =====        =====           ===          =====

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT



STATEMENTS OF OPERATIONS


FOR THE YEAR ENDED DECEMBER 31, 1997


(IN THOUSANDS)


                                 KEMPER        KEMPER         KEMPER                                 KEMPER
                                 MONEY          MONEY         TOTAL        KEMPER       KEMPER     GOVERNMENT      KEMPER
                                 MARKET        MARKET         RETURN     HIGH YIELD     GROWTH     SECURITIES   INTERNATIONAL
                               SUBACCOUNT   SUBACCOUNT #2   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                               ----------   -------------   ----------   ----------   ----------   ----------   -------------
Dividends and capital gains
  distributions..............    $3,938          374         107,616       23,900      112,090       6,229          9,141
Expenses:
  Mortality and expense risk
    and administrative
    charges..................       999            1           9,756        3,824        6,893       1,011          2,301
                                 ------          ---         -------       ------      -------       -----         ------
Net investment income
  (loss).....................     2,939          373          97,860       20,076      105,197       5,218          6,840
                                 ------          ---         -------       ------      -------       -----         ------
Net realized and unrealized
  gain (loss) on investments:
  Net realized gain (loss) on
    sales of investments.....        --           --          21,466        5,634       13,791        (133)         9,738
  Change in unrealized
    appreciation
    (depreciation) of
    investments..............        --           --           1,837        2,376      (29,191)        284         (2,788)
                                 ------          ---         -------       ------      -------       -----         ------
Net realized and unrealized
  gain (loss) on
  investments................        --           --          23,303        8,010      (15,400)        151          6,950
                                 ------          ---         -------       ------      -------       -----         ------
Net increase in contract
  owners' equity resulting
  from operations............    $2,939          373         121,163       28,086       89,797       5,369         13,790
                                 ======          ===         =======       ======      =======       =====         ======

                                 KEMPER
                               SMALL CAP
                                 GROWTH
                               SUBACCOUNT
                               ----------
Dividends and capital gains
  distributions..............     8,510
Expenses:
  Mortality and expense risk
    and administrative
    charges..................     1,226
                                 ------
Net investment income
  (loss).....................     7,284
                                 ------
Net realized and unrealized
  gain (loss) on investments:
  Net realized gain (loss) on
    sales of investments.....     8,226
  Change in unrealized
    appreciation
    (depreciation) of
    investments..............     8,507
                                 ------
Net realized and unrealized
  gain (loss) on
  investments................    16,733
                                 ------
Net increase in contract
  owners' equity resulting
  from operations............    24,017
                                 ======


---------------


(a) For the period from May 1, 1997 (commencement of operations) to December 31, 1997.



See accompanying notes to financial statements.

      KEMPER       KEMPER       KEMPER                                                                KEMPER
    INVESTMENT   CONTRARIAN   SMALL CAP       KEMPER        KEMPER        KEMPER        KEMPER        GLOBAL          KEMPER
    GRADE BOND     VALUE        VALUE      VALUE+GROWTH   HORIZON 20+   HORIZON 10+   HORIZON 5       INCOME         BLUE CHIP
    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT(A)   SUBACCOUNT(A)
    ----------   ----------   ----------   ------------   -----------   -----------   ----------   -------------   -------------
                      303         181           121            40             60          29            --               --
        28
                      621         357           282            98            113          62             7               20
        54
       ---         ------       -----         -----           ---          -----         ---            --              ---
       (26)          (318)       (176)         (161)          (58)           (53)        (33)           (7)             (20)
       ---         ------       -----         -----           ---          -----         ---            --              ---
                    2,750       1,194           619           161            129          97            21               27
        71
                    9,122       3,077         3,038           777            945         320             5               54
       248
       ---         ------       -----         -----           ---          -----         ---            --              ---
       319         11,872       4,271         3,657           938          1,074         417            26               81
       ---         ------       -----         -----           ---          -----         ---            --              ---
                   11,554       4,095         3,496           880          1,021         384            19               61
       293
       ===         ======       =====         =====           ===          =====         ===            ==              ===

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT


STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY


FOR THE YEAR ENDED DECEMBER 31, 1997


(IN THOUSANDS)


                                 KEMPER        KEMPER         KEMPER       KEMPER                    KEMPER
                                 MONEY          MONEY         TOTAL         HIGH        KEMPER     GOVERNMENT      KEMPER
                                 MARKET        MARKET         RETURN       YIELD        GROWTH     SECURITIES   INTERNATIONAL
                               SUBACCOUNT   SUBACCOUNT #2   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                               ----------   -------------   ----------   ----------   ----------   ----------   -------------
Operations:
  Net investment income
    (loss)...................   $  2,939           373        97,860       20,076      105,197        5,218          6,840
  Net realized gain (loss) on
    sales of investments.....         --            --        21,466        5,634       13,791         (133)         9,738
  Change in unrealized
    appreciation
    (depreciation) of
    investments..............         --            --         1,837        2,376      (29,191)         284         (2,788)
                                --------       -------       -------      -------      -------      -------        -------
    Net increase in contract
      owners' equity
      resulting from
      operations.............      2,939           373       121,163       28,086       89,797        5,369         13,790
                                --------       -------       -------      -------      -------      -------        -------
Account unit transactions:
  Proceeds from units sold...     21,938         7,884        36,774       26,456       32,804        6,125         14,396
  Net transfers (to) from
    affiliated divisions and
    subaccounts..............      7,054       (10,145)      (30,823)        (473)     (35,916)      (6,847)       (14,865)
  Payments for units
    redeemed.................    (17,525)         (213)      (75,741)     (34,745)     (43,779)     (11,513)       (15,633)
                                --------       -------       -------      -------      -------      -------        -------
    Net increase (decrease)
      in contract owners'
      equity from account
      unit transactions......     11,467        (2,474)      (69,790)      (8,762)     (46,891)     (12,235)       (16,102)
                                --------       -------       -------      -------      -------      -------        -------
Total increase (decrease) in
  contract owners' equity....     14,406        (2,101)       51,373       19,324       42,906       (6,866)        (2,312)
Beginning of period..........     59,348         8,495       691,411      286,497      484,194       79,687        162,908
                                --------       -------       -------      -------      -------      -------        -------
End of period................   $ 73,754         6,394       742,784      305,821      527,100       72,821        160,596
                                ========       =======       =======      =======      =======      =======        =======

                                 KEMPER
                               SMALL CAP
                                 GROWTH
                               SUBACCOUNT
                               ----------
Operations:
  Net investment income
    (loss)...................     7,284
  Net realized gain (loss) on
    sales of investments.....     8,226
  Change in unrealized
    appreciation
    (depreciation) of
    investments..............     8,507
                                -------
    Net increase in contract
      owners' equity
      resulting from
      operations.............    24,017
                                -------
Account unit transactions:
  Proceeds from units sold...    14,943
  Net transfers (to) from
    affiliated divisions and
    subaccounts..............    11,461
  Payments for units
    redeemed.................    (6,408)
                                -------
    Net increase (decrease)
      in contract owners'
      equity from account
      unit transactions......    19,996
                                -------
Total increase (decrease) in
  contract owners' equity....    44,013
Beginning of period..........    68,850
                                -------
End of period................   112,863
                                =======


---------------


(a) For the period from May 1, 1997 (commencement of operations) to December 31, 1997.



See accompanying notes to financial statements.

      KEMPER       KEMPER       KEMPER       KEMPER       KEMPER       KEMPER
    INVESTMENT   CONTRARIAN   SMALL CAP      VALUE+      HORIZON      HORIZON       KEMPER        KEMPER          KEMPER
    GRADE BOND     VALUE        VALUE        GROWTH        20+          10+       HORIZON 5    GLOBAL INCOME     BLUE CHIP
    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT(A)   SUBACCOUNT(A)
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   -------------   -------------
        (26)         (318)        (176)        (161)        (58)         (53)         (33)           (7)             (20)
         71         2,750        1,194          619         161          129           97            21               27
        248         9,122        3,077        3,038         777          945          320             5               54
      -----        ------       ------       ------       -----        -----        -----           ---            -----
        293        11,554        4,095        3,496         880        1,021          384            19               61
      -----        ------       ------       ------       -----        -----        -----           ---            -----
      1,403        16,729        8,235        8,265       1,223        1,730        1,182            44            1,073
      2,113        31,875        9,674        7,531       1,114        1,220        1,152           263            1,027
       (224)       (2,935)      (1,625)      (1,266)       (179)        (395)        (200)           --              (83)
      -----        ------       ------       ------       -----        -----        -----           ---            -----
      3,292        45,669       16,284       14,530       2,158        2,555        2,134           307            2,017
      -----        ------       ------       ------       -----        -----        -----           ---            -----
      3,585        57,223       20,379       18,026       3,038        3,576        2,518           326            2,078
      1,873        20,859       12,871        9,895       3,430        5,584        2,380            --               --
      -----        ------       ------       ------       -----        -----        -----           ---            -----
      5,458        78,082       33,250       27,921       6,468        9,160        4,898           326            2,078
      =====        ======       ======       ======       =====        =====        =====           ===            =====

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT



STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY



FOR THE YEAR ENDED DECEMBER 31, 1996


(IN THOUSANDS)


                                         KEMPER        KEMPER         KEMPER       KEMPER                    KEMPER
                                         MONEY          MONEY         TOTAL         HIGH        KEMPER     GOVERNMENT
                                         MARKET        MARKET         RETURN       YIELD        GROWTH     SECURITIES
                                       SUBACCOUNT   SUBACCOUNT #2   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                       ----------   -------------   ----------   ----------   ----------   ----------
Operations:
  Net investment income (loss).......   $  2,493          243         33,796       21,101       57,547        4,982
  Net realized gain (loss) on sales
    of investments...................         --           --         17,341        4,321       11,516          117
  Change in unrealized appreciation
    (depreciation) of investments....         --           --         42,597        5,924       10,026       (4,343)
                                        --------       ------        -------      -------      -------      -------
    Net increase in contract owners'
      equity resulting from
      operations.....................      2,493          243         93,734       31,346       79,089          756
                                        --------       ------        -------      -------      -------      -------
Account unit transactions:
  Proceeds from units sold...........     22,801       12,928         47,161       36,482       43,192        7,926
  Net transfers (to) from affiliated
    divisions and subaccounts........     (7,498)      (6,807)       (27,829)      (7,862)      (9,293)      (9,264)
  Payments for units redeemed........    (16,282)        (184)       (78,322)     (28,503)     (41,011)     (10,724)
                                        --------       ------        -------      -------      -------      -------
    Net increase (decrease) in
      contract owners' equity from
      account unit transactions......       (979)       5,937        (58,990)         117       (7,112)     (12,062)
                                        --------       ------        -------      -------      -------      -------
Total increase (decrease) in contract
  owners' equity.....................      1,514        6,180         34,744       31,463       71,977      (11,306)
Beginning of period..................     57,834        2,315        656,667      255,034      412,217       90,993
                                        --------       ------        -------      -------      -------      -------
End of period........................   $ 59,348        8,495        691,411      286,497      484,194       79,687
                                        ========       ======        =======      =======      =======      =======

                                                         KEMPER
                                          KEMPER       SMALL CAP
                                       INTERNATIONAL     GROWTH
                                        SUBACCOUNT     SUBACCOUNT
                                       -------------   ----------
Operations:
  Net investment income (loss).......         942           478
  Net realized gain (loss) on sales
    of investments...................       5,409         2,710
  Change in unrealized appreciation
    (depreciation) of investments....      14,729         8,276
                                          -------        ------
    Net increase in contract owners'
      equity resulting from
      operations.....................      21,080        11,464
                                          -------        ------
Account unit transactions:
  Proceeds from units sold...........      20,272        13,879
  Net transfers (to) from affiliated
    divisions and subaccounts........         819        11,423
  Payments for units redeemed........     (13,606)       (3,253)
                                          -------        ------
    Net increase (decrease) in
      contract owners' equity from
      account unit transactions......       7,485        22,049
                                          -------        ------
Total increase (decrease) in contract
  owners' equity.....................      28,565        33,513
Beginning of period..................     134,343        35,337
                                          -------        ------
End of period........................     162,908        68,850
                                          =======        ======


---------------

(a) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.



See accompanying notes to financial statements.

       KEMPER          KEMPER          KEMPER          KEMPER
     INVESTMENT      CONTRARIAN       SMALL CAP        VALUE+          KEMPER          KEMPER          KEMPER
     GRADE BOND         VALUE           VALUE          GROWTH        HORIZON 20+     HORIZON 10+      HORIZON 5
    SUBACCOUNT(A)   SUBACCOUNT(A)   SUBACCOUNT(A)   SUBACCOUNT(A)   SUBACCOUNT(A)   SUBACCOUNT(A)   SUBACCOUNT(A)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          (11)            (77)            (44)            (63)            (28)            (30)            (14)
            2              12             (51)             (1)             16               9               1
           30           1,711             737             730             258             367             125
        -----          ------          ------           -----           -----           -----           -----
           21           1,646             642             666             246             346             112
        -----          ------          ------           -----           -----           -----           -----
        1,262           9,908           6,111           6,223           2,580           4,108           1,453
          632           9,522           6,244           3,214             620           1,206             887
          (42)           (217)           (126)           (208)            (16)            (76)            (72)
        -----          ------          ------           -----           -----           -----           -----
        1,852          19,213          12,229           9,229           3,184           5,238           2,268
        -----          ------          ------           -----           -----           -----           -----
        1,873          20,859          12,871           9,895           3,430           5,584           2,380
           --              --              --              --              --              --              --
        -----          ------          ------           -----           -----           -----           -----
        1,873          20,859          12,871           9,895           3,430           5,584           2,380
        =====          ======          ======           =====           =====           =====           =====

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT



NOTES TO FINANCIAL STATEMENTS



(1) GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES



ORGANIZATION



KILICO Variable Annuity Separate Account (the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended, established by Kemper Investors Life Insurance Company ("KILICO"). KILICO is a wholly-owned subsidiary of Kemper Corporation. Kemper Corporation was acquired by an investor group led by Zurich Insurance Company ("Zurich") on January 4, 1996. Effective February 27, 1998, KILICO and Kemper Corporation became wholly-owned subsidiaries of Zurich.



The Separate Account is used to fund contracts or certificates (collectively referred to as "contracts") for ADVANTAGE III periodic and flexible payment variable annuity contracts and PASSPORT individual and group variable and market value adjusted deferred annuity contracts. The Separate Account is divided into a total of twenty-eight subaccounts with various subaccount options available to Contract Owners depending upon their respective Contracts. A total of only sixteen subaccount options are presented in the accompanying financial statements, (the Kemper Money Market Subaccounts represent only one subaccount), as available subaccount options to Contract Owners. Each subaccount invests exclusively in the shares of a corresponding portfolio of the Investors Fund Series (the "Fund"), an open-end diversified management investment company.



ESTIMATES



The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent amounts at the date of the financial statements. As a result, actual results reported as income and expenses could differ from the estimates reported in the accompanying financial statements.



SECURITY VALUATION



The investments are stated at current value which is based on the closing bid price, net asset value, at December 31, 1997.



SECURITY TRANSACTIONS AND INVESTMENT INCOME



Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividends and capital gains distributions are recorded as income on the ex-dividend date. Realized gains and losses from security transactions are reported on a first in, first out ("FIFO") cost basis.



ACCUMULATION UNIT VALUATION



On each day the New York Stock Exchange (the "Exchange") is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (Chicago time) or the close of the Exchange by dividing the total value of each subaccount's investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective subaccount.

(1) GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


FEDERAL INCOME TAXES



The operations of the Separate Account are included in the Federal income tax return of KILICO. Under existing Federal income tax law, investment income and realized capital gains and losses of the Separate Account increase liabilities under the contract and are, therefore, not taxed. Thus the Separate Account may realize net investment income and capital gains and losses without Federal income tax consequences.



In early 1998, the Clinton Administration's Fiscal Year 1999 Budget was released and contained certain proposals to change the taxation of non-qualified fixed and variable annuities. It is currently unknown whether such proposals will be adopted, amended or omitted in the final 1999 budget approved by Congress.



(2) SUMMARY OF INVESTMENTS



Investments, at cost, at December 31, 1997, are as follows (in thousands):



                                                              SHARES
                                                               OWNED       COST
                                                              -------   ----------
INVESTMENTS
KEMPER INVESTORS FUND:
Kemper Money Market Subaccount (Money Market and Money
  Market #2 Subaccounts)....................................   80,133   $   80,133
Kemper Total Return Subaccount..............................  263,494      593,891
Kemper High Yield Subaccount................................  236,229      285,587
Kemper Growth Subaccount....................................  175,849      452,327
Kemper Government Securities Subaccount.....................   60,389       71,636
Kemper International Subaccount.............................   99,620      133,520
Kemper Small Cap Growth Subaccount..........................   57,375       90,592
Kemper Investment Grade Bond Subaccount.....................    4,886        5,185
Kemper Contrarian Value Subaccount..........................   51,507       67,332
Kemper Small Cap Value Subaccount...........................   27,124       29,482
Kemper Value+Growth Subaccount..............................   19,616       24,184
Kemper Horizon 20+ Subaccount...............................    4,700        5,439
Kemper Horizon 10+ Subaccount...............................    7,114        7,857
Kemper Horizon 5 Subaccount.................................    4,006        4,457
Kemper Global Income Subaccount.............................      316          321
Kemper Blue Chip Subaccount.................................    1,864        2,026
                                                                        ----------
        TOTAL INVESTMENTS...................................            $1,853,969
                                                                        ==========



The underlying investments of the Fund's subaccounts are summarized below.



KEMPER MONEY MARKET SUBACCOUNT: This subaccount invests primarily in short-term obligations of major banks and corporations. The Kemper Money Market Subaccount represents the ADVANTAGE III Kemper Money Market Subaccount and the PASSPORT Kemper Money Market Subaccount #1. Kemper Money Market Subaccount #2 represents funds allocated by the owner of a contract to the dollar cost averaging program. Under the dollar cost averaging program, an owner may predesignate a portion of the subaccount value to be automatically transferred on a monthly basis to one or more of the other subaccounts. This option is only available to PASSPORT individual and group variable and market value adjusted deferred annuity contracts.

(2) SUMMARY OF INVESTMENTS (CONTINUED)


KEMPER TOTAL RETURN SUBACCOUNT: This subaccount's investments will normally consist of fixed-income and equity securities. Fixed-income securities will include bonds and other debt securities and preferred stocks. Equity investments normally will consist of common stocks and securities convertible into or exchangeable for common stocks, however, the subaccount may also make private placement investments (which are normally restricted securities).



KEMPER HIGH YIELD SUBACCOUNT: This subaccount invests in fixed-income securities, a substantial portion of which are high yielding fixed-income securities. These securities ordinarily will be in the lower rating categories of recognized rating agencies or will be non-rated, and generally will involve more risk than securities in the higher rating categories.



KEMPER GROWTH SUBACCOUNT: This subaccount's investments normally will consist of common stocks and securities convertible into or exchangeable for common stocks, however, it may also make private placement investments (which are normally restricted securities).



KEMPER GOVERNMENT SECURITIES SUBACCOUNT: This subaccount invests primarily in U.S. Government securities. The subaccount will also invest in fixed-income securities other than U.S. Government securities and will engage in options and financial futures transactions.



KEMPER INTERNATIONAL SUBACCOUNT: This subaccount's investments will normally consist of equity securities of non-United States issuers, however, it may also invest in convertible and debt securities of non-United States issuers and foreign currencies.



KEMPER SMALL CAP GROWTH SUBACCOUNT: This subaccount's investments will consist primarily of common stocks and securities convertible into or exchangeable for common stocks and to a limited degree in preferred stocks and debt securities. At least 65% of the subaccount's total assets will be invested in equity securities of companies having a market capitalization of $1 billion or less at the time of initial investment.



KEMPER INVESTMENT GRADE BOND SUBACCOUNT: This subaccount seeks high current income by investing primarily in a diversified portfolio of investment grade debt securities. At least 65% of the subaccount's total assets will be invested in investment grade corporate debt securities, U.S. Government or Canadian Government agencies and commercial paper. The subaccount may also invest in preferred stocks. The subaccount may also invest up to 35% of its total assets in below investment grade debt and will also engage in options and financial futures transactions.



KEMPER CONTRARIAN VALUE (FORMERLY VALUE) SUBACCOUNT: This subaccount seeks to achieve a high rate of total return. The subaccount invests primarily in a diversified portfolio of the common stocks of larger listed companies, which are believed to be undervalued.



KEMPER SMALL CAP VALUE SUBACCOUNT: This subaccount seeks long-term capital appreciation. The subaccount invests primarily in a diversified portfolio of small company equity securities with market capitalization of $100 million to $1.0 billion, which are believed to be undervalued.



KEMPER VALUE+GROWTH SUBACCOUNT: This subaccount seeks growth of capital through professional management of a portfolio of growth and value stocks. These stocks include stocks of large established companies, as well as stocks of small companies. The subaccount may also engage in options and financial futures transactions.

(2) SUMMARY OF INVESTMENTS (CONTINUED)


KEMPER HORIZON 20+ SUBACCOUNT: This subaccount is designed for investors with approximately a 20+ year investment horizon, and seeks growth of capital, with income as a secondary objective. The subaccount invests approximately 80% of its total assets in a variety of equity securities and 20% in a variety of fixed income securities.



KEMPER HORIZON 10+ SUBACCOUNT: This subaccount is designed for investors with approximately a 10+ year investment horizon, and seeks a balance between growth of capital and income, consistent with moderate risk. The subaccount invests approximately 60% of its total assets in a variety of equity securities and 40% in a variety of fixed income securities.



KEMPER HORIZON 5 SUBACCOUNT: This subaccount is designed for investors with approximately a 5 year investment horizon, and seeks income consistent with a preservation of capital, with growth of capital as a secondary objective. The subaccount invests approximately 40% of its total assets in a variety of equity securities and 60% in a variety of fixed income securities.



KEMPER GLOBAL INCOME SUBACCOUNT: This subaccount seeks to provide high current income consistent with prudent total return asset management. The subaccount will invest in common stocks of well capitalized, established companies that are believed to have the potential for growth of capital, earnings and dividends. At least 65% of the subaccounts total assets in common stocks will be in companies with a market capitalization of at least $1.0 billion at the time of initial investment. The subaccount will also engage in options and financial futures transactions.



KEMPER BLUE CHIP SUBACCOUNT: This subaccount seeks growth of capital and of income. The subaccount will invest in investment grade foreign and U.S. fixed income securities, with at least 65% of the subaccounts total assets invested in securities of issuers located in at least three countries. The subaccount will also engage in options and financial futures transactions.


(3) TRANSACTIONS WITH AFFILIATES


KILICO assumes mortality risks associated with the annuity contracts and incurs all expenses involved in administering the contracts. In return, KILICO assesses that portion of each subaccount representing assets under the ADVANTAGE III flexible payment contracts with a daily charge for mortality and expense risk and administrative costs which amounts to an aggregate of one percent (1.00%) per annum. KILICO also assesses that portion of each subaccount representing assets under the ADVANTAGE III periodic payment contracts with a daily asset charge for mortality and expense risk and administrative costs which amounts to an aggregate of one and three-tenths percent (1.30%) per annum. KILICO assesses that portion of each subaccount representing assets under PASSPORT individual and group variable and market value adjusted deferred annuity contracts with a daily asset charge for mortality and expense risk and administrative costs which amounts to an aggregate of one and one-quarter percent (1.25%) per annum. The PASSPORT DCA Kemper Money Market Subaccount #2, available for participation in the dollar cost averaging program, has no daily asset charge deduction.


KILICO also assesses against each ADVANTAGE III contract participating in one or more of the subaccounts at any time during the year a records maintenance charge. For contracts purchased prior to June 1, 1993, the charge is $25 and is assessed on December 31st of each calendar year. For contracts purchased June 1, 1993 and subsequent, the charge is $36 and is assessed ratably every quarter of each calendar year, except in those states which have yet to approve these contract changes. The charge is assessed whether or not any purchase payments have been made during the year. KILICO also assesses against each PASSPORT contract participating in one or more of the subaccounts a records maintenance charge of $30 at the end of each contract year. The records maintenance charge for both ADVANTAGE III and PASSPORT contracts are waived for all individual contracts whose investment value exceeds $50,000 on the date of assessment.



For contracts issued prior to May 1, 1994, KILICO has undertaken to reimburse each of the ADVANTAGE III Kemper Money Market, Kemper Total Return, Kemper High Yield, and Kemper Growth Subaccounts whose direct and indirect operating expenses exceed eighty hundredths of one percent (.80%) of average daily net assets. In determining reimbursement of direct and indirect operating expenses, for each subaccount, charges for mortality and expense risks and administrative expenses, and records maintenance charges are excluded and, for each subaccount, charges for taxes, extraordinary expenses, and brokerage and transaction costs are excluded. During the year December 31, 1997, no such payment was made.



Proceeds payable on the redemption of units are reduced by the amount of any applicable contingent deferred sales charge due to KILICO.



Scudder Kemper Investments, Inc. ("SKI"), formerly Zurich Kemper Investments, Inc., an affiliated company, is the investment manager of the Fund.



Investors Brokerage Services, Inc. ("IBS"), a wholly-owned subsidiary of KILICO, is the principal underwriter for the Separate Account.



(4) NET TRANSFERS (TO) FROM AFFILIATED DIVISIONS AND SUBACCOUNTS



Net transfers (to) from affiliated divisions or accounts include transfers of all or part of the Contract Owner's interest to or from another subaccount or to the general account of KILICO.



(5) CONTRACT OWNERS' EQUITY



The Contract Owners' equity is affected by the investment results of, and contract charges to, each subaccount. The accompanying financial statements include only Contract Owners' payments pertaining to the variable portions of their contracts and exclude any payments for the market value adjusted or fixed portions, the latter being included in the general account of KILICO. Contract Owners may elect to annuitize the contract under one of several annuity options, as specified in the prospectus.

Contract Owners' equity at December 31, 1997, is as follows (in thousands, except unit value; differences are due to rounding):



                                                                                                 CONTRACT
                                                                 NUMBER           UNIT           OWNERS'
                                                                OF UNITS         VALUE            EQUITY
                                                                --------         ------         ----------
                                 ADVANTAGE III CONTRACTS
KEMPER MONEY MARKET SUBACCOUNT
  Flexible Payment, Qualified...............................        633          $2.394         $    1,514
  Flexible Payment, Nonqualified............................      4,338           2.394             10,385
  Periodic Payment, Qualified...............................     11,579           2.285             26,456
  Periodic Payment, Nonqualified............................      4,637           2.285             10,595
                                                                                                ----------
                                                                                                    48,950
                                                                                                ----------
KEMPER TOTAL RETURN SUBACCOUNT
  Flexible Payment, Qualified...............................        864           6.501              5,617
  Flexible Payment, Nonqualified............................      4,277           6.019             25,743
  Periodic Payment, Qualified...............................     82,149           6.205            509,698
  Periodic Payment, Nonqualified............................     13,699           5.781             79,191
                                                                                                ----------
                                                                                                   620,249
                                                                                                ----------
KEMPER HIGH YIELD SUBACCOUNT
  Flexible Payment, Qualified...............................        323           6.341              2,047
  Flexible Payment, Nonqualified............................      2,096           6.071             12,726
  Periodic Payment, Qualified...............................     22,729           6.052            137,554
  Periodic Payment, Nonqualified............................      8,934           5.896             52,674
                                                                                                ----------
                                                                                                   205,001
                                                                                                ----------
KEMPER GROWTH SUBACCOUNT
  Flexible Payment, Qualified...............................        227           6.371              1,449
  Flexible Payment, Nonqualified............................      1,162           6.350              7,374
  Periodic Payment, Qualified...............................     54,987           6.112            336,083
  Periodic Payment, Nonqualified............................     11,574           6.103             70,642
                                                                                                ----------
                                                                                                   415,548
                                                                                                ----------
KEMPER GOVERNMENT SECURITIES SUBACCOUNT
  Flexible Payment, Qualified...............................        149           1.725                257
  Flexible Payment, Nonqualified............................        908           1.725              1,566
  Periodic Payment, Qualified...............................     15,434           1.684             25,992
  Periodic Payment, Nonqualified............................     11,033           1.684             18,581
                                                                                                ----------
                                                                                                    46,396
                                                                                                ----------
KEMPER INTERNATIONAL SUBACCOUNT
  Flexible Payment, Qualified...............................        376           1.723                649
  Flexible Payment, Nonqualified............................      1,006           1.723              1,734
  Periodic Payment, Qualified...............................     55,729           1.693             94,356
  Periodic Payment, Nonqualified............................      9,543           1.693             16,157
                                                                                                ----------
                                                                                                   112,896
                                                                                                ----------
KEMPER SMALL CAP GROWTH SUBACCOUNT
  Flexible Payment, Qualified...............................        195           2.240                436
  Flexible Payment, Nonqualified............................        657           2.240              1,471
  Periodic Payment, Qualified...............................     33,789           2.216             74,872
  Periodic Payment, Nonqualified............................      4,509           2.216              9,992
                                                                                                ----------
                                                                                                    86,771
                                                                                                ----------

                                                                                                 CONTRACT
                                                                 NUMBER           UNIT           OWNERS'
                                                                OF UNITS         VALUE            EQUITY
                                                                --------         ------         ----------
KEMPER INVESTMENT GRADE BOND SUBACCOUNT
  Flexible Payment, Qualified...............................         13          $1.111         $       15
  Flexible Payment, Nonqualified............................        303           1.111                337
  Periodic Payment, Qualified...............................        694           1.105                767
  Periodic Payment, Nonqualified............................        338           1.105                374
                                                                                                ----------
                                                                                                     1,493
                                                                                                ----------
KEMPER CONTRARIAN VALUE SUBACCOUNT
  Flexible Payment, Qualified...............................         59           1.505                 89
  Flexible Payment, Nonqualified............................         95           1.505                143
  Periodic Payment, Qualified...............................     18,994           1.498             28,446
  Periodic Payment, Nonqualified............................      9,619           1.498             14,405
                                                                                                ----------
                                                                                                    43,083
                                                                                                ----------
KEMPER SMALL CAP VALUE SUBACCOUNT
  Flexible Payment, Qualified...............................          3           1.220                  4
  Flexible Payment, Nonqualified............................         58           1.220                 71
  Periodic Payment, Qualified...............................     10,592           1.214             12,855
  Periodic Payment, Nonqualified............................      1,519           1.214              1,843
                                                                                                ----------
                                                                                                    14,773
                                                                                                ----------
KEMPER VALUE+GROWTH SUBACCOUNT
  Flexible Payment, Qualified...............................         24           1.414                 33
  Flexible Payment, Nonqualified............................        119           1.414                169
  Periodic Payment, Qualified...............................      4,889           1.407              6,880
  Periodic Payment, Nonqualified............................        824           1.407              1,160
                                                                                                ----------
                                                                                                     8,242
                                                                                                ----------
KEMPER HORIZON 20+ SUBACCOUNT
  Flexible Payment, Qualified...............................         --              --                 --
  Flexible Payment, Nonqualified............................         --              --                 --
  Periodic Payment, Qualified...............................      1,170           1.360              1,592
  Periodic Payment, Nonqualified............................         83           1.360                113
                                                                                                ----------
                                                                                                     1,705
                                                                                                ----------
KEMPER HORIZON 10+ SUBACCOUNT
  Flexible Payment, Qualified...............................         10           1.279                 12
  Flexible Payment, Nonqualified............................          9           1.279                 11
  Periodic Payment, Qualified...............................      1,616           1.273              2,057
  Periodic Payment, Nonqualified............................        261           1.273                332
                                                                                                ----------
                                                                                                     2,412
                                                                                                ----------
KEMPER HORIZON 5 SUBACCOUNT
  Flexible Payment, Qualified...............................         --           1.215                 --
  Flexible Payment, Nonqualified............................         42           1.215                 50
  Periodic Payment, Qualified...............................        917           1.209              1,108
  Periodic Payment, Nonqualified............................        192           1.209                232
                                                                                                ----------
                                                                                                     1,390
                                                                                                ----------
    TOTAL ADVANTAGE III CONTRACT OWNERS' EQUITY........................................         $1,608,909
                                                                                                ==========

                                                                                              CONTRACT
                                                             NUMBER           UNIT            OWNERS'
                                                            OF UNITS          VALUE            EQUITY
                                                            --------         -------         ----------
                                 PASSPORT CONTRACTS
KEMPER MONEY MARKET #1 SUBACCOUNT
  Qualified.............................................      4,222          $ 1.199         $    5,062
  Nonqualified..........................................     16,465            1.199             19,742
                                                                                             ----------
                                                                                                 24,804
                                                                                             ----------
KEMPER MONEY MARKET #2 SUBACCOUNT
  Qualified.............................................      1,654            1.292              2,136
  Nonqualified..........................................      3,297            1.292              4,258
                                                                                             ----------
                                                                                                  6,394
                                                                                             ----------
KEMPER TOTAL RETURN SUBACCOUNT
  Qualified.............................................     17,721            1.685             29,869
  Nonqualified..........................................     54,980            1.685             92,666
                                                                                             ----------
                                                                                                122,535
                                                                                             ----------
KEMPER HIGH YIELD SUBACCOUNT
  Qualified.............................................     13,014            1.883             24,501
  Nonqualified..........................................     40,535            1.883             76,319
                                                                                             ----------
                                                                                                100,820
                                                                                             ----------
KEMPER GROWTH SUBACCOUNT
  Qualified.............................................     15,200            2.066             31,410
  Nonqualified..........................................     38,784            2.066             80,142
                                                                                             ----------
                                                                                                111,552
                                                                                             ----------
KEMPER GOVERNMENT SECURITIES SUBACCOUNT
  Qualified.............................................      4,153            1.359              5,644
  Nonqualified..........................................     15,292            1.359             20,781
                                                                                             ----------
                                                                                                 26,425
                                                                                             ----------
KEMPER INTERNATIONAL SUBACCOUNT
  Qualified.............................................      7,020            1.698             11,921
  Nonqualified..........................................     21,070            1.698             35,779
                                                                                             ----------
                                                                                                 47,700
                                                                                             ----------
KEMPER SMALL CAP GROWTH SUBACCOUNT
  Qualified.............................................      3,122            2.220              6,930
  Nonqualified..........................................      8,632            2.220             19,162
                                                                                             ----------
                                                                                                 26,092
                                                                                             ----------
KEMPER INVESTMENT GRADE BOND SUBACCOUNT
  Qualified.............................................        918            1.106              1,014
  Nonqualified..........................................      2,668            1.106              2,951
                                                                                             ----------
                                                                                                  3,965
                                                                                             ----------

                                                                                              CONTRACT
                                                             NUMBER           UNIT            OWNERS'
                                                            OF UNITS          VALUE            EQUITY
                                                            --------         -------         ----------
KEMPER CONTRARIAN VALUE SUBACCOUNT
  Qualified.............................................      6,437          $ 1.499         $    9,650
  Nonqualified..........................................     16,911            1.499             25,349
                                                                                             ----------
                                                                                                 34,999
                                                                                             ----------
KEMPER SMALL CAP VALUE SUBACCOUNT
  Qualified.............................................      3,943            1.215              4,789
  Nonqualified..........................................     11,269            1.215             13,688
                                                                                             ----------
                                                                                                 18,477
                                                                                             ----------
KEMPER VALUE+GROWTH SUBACCOUNT
  Qualified.............................................      3,897            1.408              5,489
  Nonqualified..........................................     10,075            1.408             14,190
                                                                                             ----------
                                                                                                 19,679
                                                                                             ----------
KEMPER HORIZON 20+ SUBACCOUNT
  Qualified.............................................      1,058            1.361              1,440
  Nonqualified..........................................      2,441            1.361              3,323
                                                                                             ----------
                                                                                                  4,763
                                                                                             ----------
KEMPER HORIZON 10+ SUBACCOUNT
  Qualified.............................................      1,090            1.274              1,389
  Nonqualified..........................................      4,206            1.274              5,359
                                                                                             ----------
                                                                                                  6,748
                                                                                             ----------
KEMPER HORIZON 5 SUBACCOUNT
  Qualified.............................................        276            1.210                334
  Nonqualified..........................................      2,623            1.210              3,174
                                                                                             ----------
                                                                                                  3,508
                                                                                             ----------
KEMPER GLOBAL INCOME SUBACCOUNT
  Qualified.............................................         30            1.020                 30
  Nonqualified..........................................        290            1.020                296
                                                                                             ----------
                                                                                                    326
                                                                                             ----------
KEMPER BLUE CHIP SUBACCOUNT
  Qualified.............................................        220            1.106                243
  Nonqualified..........................................      1,659            1.106              1,835
                                                                                             ----------
                                                                                                  2,078
                                                                                             ----------
         TOTAL PASSPORT CONTRACT OWNERS' EQUITY.........                                     $  560,865
                                                                                             ==========

APPENDIX A

TABLE OF HISTORICAL HYPOTHETICAL* ACCUMULATION UNIT VALUES
AND PERFORMANCE INFORMATION

The historical accumulation unit values are for the life of the Separate Account in its present organization as a unit investment trust and in its prior organization as several managed separate accounts based on current deductions and charges applicable to the Certificates. The Certificates were first offered January 6, 1992. Values may have varied had assets actually been allocated to the Separate Account under the Certificates.

HISTORICAL HYPOTHETICAL ACCUMULATION UNIT VALUES


          KEMPER MONEY MARKET
             SUBACCOUNT #1
---------------------------------------
                                 UNIT
  DATE                          VALUES
--------                       --------
04/06/82  ...................   .521904
12/31/82  ...................   .561706
12/31/83  ...................   .605415
12/31/84  ...................   .661060
12/31/85  ...................   .705934
12/31/86  ...................   .743260
12/31/87  ...................   .782353
12/31/88  ...................   .830274
12/31/89  ...................   .894703
12/31/90  ...................   .955536
12/31/91  ...................   .999459
12/31/92  ...................  1.021027
12/31/93  ...................  1.037409
12/31/94  ...................  1.065127
12/31/95  ...................  1.111573
12/31/96  ...................  1.153353
12/31/97  ...................  1.199008



          KEMPER MONEY MARKET
             SUBACCOUNT #2
---------------------------------------
                                 UNIT
  DATE                          VALUES
--------                       --------
04/06/82  ...................   .488861
12/31/82  ...................   .526477
12/31/83  ...................   .569164
12/31/84  ...................   .623384
12/31/85  ...................   .669150
12/31/86  ...................   .709261
12/31/87  ...................   .752167
12/31/88  ...................   .804725
12/31/89  ...................   .874829
12/31/90  ...................   .944037
12/31/91  ...................   .999255
12/31/92  ...................  1.033619
12/31/93  ...................  1.063332
12/31/94  ...................  1.105349
12/31/95  ...................  1.167919
12/31/96  ...................  1.227089
12/31/97  ...................  1.291613



          KEMPER TOTAL RETURN
              SUBACCOUNT
---------------------------------------
                                 UNIT
  DATE                          VALUES
--------                       --------
04/14/82  ...................   .271127
12/31/82  ...................   .334579
12/31/83  ...................   .388564
12/31/84  ...................   .364932
12/31/85  ...................   .462836
12/31/86  ...................   .526008
12/31/87  ...................   .522732
12/31/88  ...................   .578123
12/31/89  ...................   .707717
12/31/90  ...................   .734077
12/31/91  ...................   .997337
12/31/92  ...................  1.001657
12/31/93  ...................  1.109293
12/31/94  ...................   .991561
12/31/95  ...................  1.233678
12/31/96  ...................  1.422563
12/31/97  ...................  1.685450



           KEMPER HIGH YIELD
              SUBACCOUNT
---------------------------------------
                                 UNIT
  DATE                          VALUES
--------                       --------
04/14/82  ...................   .309713
12/31/82  ...................   .382894
12/31/83  ...................   .433711
12/31/84  ...................   .482077
12/31/85  ...................   .579127
12/31/86  ...................   .673071
12/31/87  ...................   .703823
12/31/88  ...................   .805071
12/31/89  ...................   .784945
12/31/90  ...................   .655406
12/31/91  ...................   .982658
12/31/92  ...................  1.142847
12/31/93  ...................  1.354484
12/31/94  ...................  1.307729
12/31/95  ...................  1.516342
12/31/96  ...................  1.707976
12/31/97  ...................  1.882768



             KEMPER GROWTH
              SUBACCOUNT
---------------------------------------
                                 UNIT
  DATE                          VALUES
--------                       --------
12/13/83  ...................   .336632
12/31/83  ...................   .346384
12/31/84  ...................   .378954
12/31/85  ...................   .468051
12/31/86  ...................   .504874
12/31/87  ...................   .507011
12/31/88  ...................   .502672
12/31/89  ...................   .636443
12/31/90  ...................   .632214
12/31/91  ...................   .995577
12/31/92  ...................  1.018405
12/31/93  ...................  1.152836
12/31/94  ...................  1.092975
12/31/95  ...................  1.435510
12/31/96  ...................  1.724222
12/31/97  ...................  2.066379



     KEMPER GOVERNMENT SECURITIES
              SUBACCOUNT
---------------------------------------
                                 UNIT
  DATE                          VALUES
--------                       --------
07/13/87  ...................   .700085
12/31/87  ...................   .710087
12/31/88  ...................   .723278
12/31/89  ...................   .811610
12/31/90  ...................   .881949
12/31/91  ...................  1.004106
12/31/92  ...................  1.050227
12/31/93  ...................  1.104499
12/31/94  ...................  1.060977
12/31/95  ...................  1.246817
12/31/96  ...................  1.262885
12/31/97  ...................  1.358996



    KEMPER INTERNATIONAL SUBACCOUNT
---------------------------------------
                                 UNIT
  DATE                          VALUES
--------                       --------
12/31/92  ...................   .980721
12/31/93  ...................  1.286576
12/31/94  ...................  1.225134
12/31/95  ...................  1.365361
12/31/96  ...................  1.570689
12/31/97  ...................  1.698099



  KEMPER SMALL CAP GROWTH SUBACCOUNT
---------------------------------------
                                 UNIT
  DATE                          VALUES
--------                       --------
12/31/94  ...................  1.030937
12/31/95  ...................  1.324483
12/31/96  ...................  1.674797
12/31/97  ...................  2.219929



---------------------------------------
                                 UNIT
  DATE                          VALUES
--------                       --------

                KEMPER
           INVESTMENT GRADE
            BOND SUBACCOUNT
---------------------------------------
                                 UNIT
  DATE                          VALUES
--------                       --------
12/31/96  ...................  1.027174
12/31/97  ...................  1.106151



        KEMPER CONTRARIAN VALUE
              SUBACCOUNT
---------------------------------------
                                 UNIT
  DATE                          VALUES
========                       ========
12/31/96  ...................  1.163902
12/31/97  ...................  1.498831



                KEMPER
            SMALL CAP VALUE
              SUBACCOUNT
---------------------------------------
                                 UNIT
  DATE                          VALUES
--------                       --------
12/31/96  ...................  1.010142
12/31/97  ...................  1.214542



                KEMPER
             VALUE+GROWTH
              SUBACCOUNT
---------------------------------------
                                 UNIT
  DATE                          VALUES
--------                       --------
12/31/96  ...................  1.136559
12/31/97  ...................  1.408420



                KEMPER
              HORIZON 20+
              SUBACCOUNT
---------------------------------------
                                 UNIT
  DATE                          VALUES
--------                       --------
12/31/96  ...................  1.144182
12/31/97  ...................  1.361426



                KEMPER
              HORIZON 10+
              SUBACCOUNT
---------------------------------------
                                 UNIT
  DATE                          VALUES
--------                       --------
12/31/96  ...................  1.104505
12/31/97  ...................  1.273820



                KEMPER
         HORIZON 5 SUBACCOUNT
---------------------------------------
                                 UNIT
  DATE                          VALUES
--------                       --------
12/31/96  ...................  1.086828
12/31/97  ...................  1.209733



                KEMPER
         BLUE CHIP SUBACCOUNT
---------------------------------------
                                 UNIT
  DATE                          VALUES
--------                       --------
12/31/97  ...................  1.106221



                KEMPER
       GLOBAL INCOME SUBACCOUNT
---------------------------------------
                                 UNIT
  DATE                          VALUES
--------                       --------
12/31/97  ...................  1.020218


---------------
* As of January 6, 1992 the accumulation unit values are based on actual performance.

                              PERFORMANCE FIGURES


                           (AS OF DECEMBER 31, 1997)



                                                                                                              STANDARDIZED
                                                                                                                AVERAGE
                                                                                        NONSTANDARDIZED          ANNUAL
                                                                                        TOTAL RETURN(1)          TOTAL
                                                                                    -----------------------    RETURN(2)
                                                        YEAR TO DATE                CUMULATIVE                ------------
                                                             (%)          ENDING       (%)       ANNUALIZED    ANNUALIZED
                                                          RETURN(3)      VALUE(4)     RETURN     (%) RETURN    (%) RETURN
                                                        ------------     --------   ----------   ----------    ----------
KEMPER CONTRARIAN VALUE SUBACCOUNT...................      28.78%
  Life of Subaccount (from 05/01/96).................                                                             22.32
  Life of Portfolio (from 05/01/96)..................                     59,929       49.82        27.42           N/A
  One Year...........................................                     51,487       28.72        28.72         19.93
KEMPER VALUE+GROWTH SUBACCOUNT.......................      23.92%
  Life of Subaccount (from 05/01/96).................                                                             17.90
  Life of Portfolio (from 05/01/96)..................                     56,315       40.79        22.76           N/A
  One Year...........................................                     49,546       23.87        23.87         15.56
KEMPER HORIZON 20+ SUBACCOUNT........................      18.99%
  Life of Subaccount (from 05/01/96).................                                                             14.96
  Life of Portfolio (from 05/01/96)..................                     54,425       36.06        20.27           N/A
  One Year...........................................                     47,563       18.91        18.91          9.90



                                                                            COMPARED TO
                                  -----------------------------------------------------------------------------------------------
                                    DOW JONES       DOW JONES      STANDARD &      STANDARD &        CONSUMER         CONSUMER
                                  INDUSTRIAL(5)   INDUSTRIAL(5)   POOR'S 500(6)   POOR'S 500(6)   PRICE INDEX(7)   PRICE INDEX(7)
                                  CUMULATIVE %    ANNUALIZED %    CUMULATIVE %    ANNUALIZED %     CUMULATIVE %     ANNUALIZED %
                                     RETURN          RETURN          RETURN          RETURN           RETURN           RETURN
                                  -------------   -------------   -------------   -------------   --------------   --------------
KEMPER CONTRARIAN VALUE
  SUBACCOUNT
  Life of Portfolio (from
    05/01/96)...................      41.85           23.31           48.25           26.62            3.72             2.21
  One Year......................      22.64           22.64           31.01           31.01            1.70             1.70
KEMPER VALUE+GROWTH SUBACCOUNT
  Life of Portfolio (from
    05/01/96)...................      41.85           23.31           48.25           26.62            3.72             2.21
  One Year......................      22.64           22.64           31.01           31.01            1.70             1.70
KEMPER HORIZON 20+ SUBACCOUNT
  Life of Portfolio (from
    05/01/96)...................      41.85           23.31           48.25           26.62            3.72             2.21
  One Year......................      22.64           22.64           31.01           31.01            1.70             1.70



The performance data quoted for the Subaccounts is based on past performance and is not representative of future


  results. Investments return and principal value will fluctuate so that unit values, when redeemed, may be worth


 more or less than their original cost. Information regarding the indexes used for comparison were obtained


 from outside sources, have not been independently verified and do not reflect the deduction of


    any Contract charges or fees. See page B-36 for additional information.

                              PERFORMANCE FIGURES


                           (AS OF DECEMBER 31, 1997)


                                  (CONTINUED)



                                                                                                             STANDARDIZED
                                                                                                               AVERAGE
                                                                                                                ANNUAL
                                                                                  NONSTANDARDIZED               TOTAL
                                                                                  TOTAL RETURN(1)             RETURN(2)
                                                                          -------------------------------   --------------
                                            YEAR TO DATE (%)    ENDING    CUMULATIVE (%)   ANNUALIZED (%)   ANNUALIZED (%)
                                               RETURN(3)       VALUE(4)       RETURN           RETURN           RETURN
                                            ----------------   --------   --------------   --------------   --------------
KEMPER MONEY MARKET SUBACCOUNT(20)........        3.96%
  Life of Subaccount (from 04/06/82)......                                                                        4.33
  Life of Portfolio (from 04/06/82).......                      91,545        128.86             5.41              N/A
  Ten Years...............................                      61,044         52.61             4.32             2.45
  Five Years..............................                      46,874         17.19             3.22             0.29
  Three Years.............................                      44,956         12.39             3.97             0.30
  One Year................................                      41,553          3.88             3.88            (4.26)
KEMPER HIGH YIELD SUBACCOUNT(19)..........       10.23%
  Life of Subaccount (from 04/06/82)......                                                                       11.44
  Life of Portfolio (from 04/06/82).......                     236,460        491.15            11.96              N/A
  Ten Years...............................                     106,659        166.65            10.30             8.84
  Five Years..............................                      65,799         64.50            10.47             8.12
  Three Years.............................                      57,525         43.81            12.88             9.62
  One Year................................                      44,065         10.16            10.16             1.95
KEMPER GOVERNMENT SECURITIES SUBACCOUNT...        7.61%
  Life of Subaccount (from 11/03/89)......                                                                        5.39
  Life of Portfolio (from 09/03/87).......                      76,603         91.51             6.49              N/A
  Ten Years...............................                      76,354         90.89             6.67              N/A
  Five Years..............................                      51,658         29.15             5.25             2.86
  Three Years.............................                      51,177         27.94             8.56             5.38
  One Year................................                      43,018          7.54             7.54            (0.38)
KEMPER INVESTMENT GRADE BOND SUBACCOUNT...        7.69%
  Life of Subaccount (from 05/01/96)......                                                                        2.10
  Life of Portfolio (from 05/01/96).......                      44,231         10.58             6.21              N/A
  One Year................................                      43,060          7.65             7.65             0.76
KEMPER GLOBAL INCOME SUBACCOUNT(18).......          N/A
  Life of Subaccount (from 05/01/97)......                                                                         N/A
  Life of Portfolio (from 05/01/97).......                      40,806          2.01              N/A              N/A



The performance data quoted for the Subaccounts is based on past performance and is not representative of future


  results. Investments return and principal value will fluctuate so that unit values, when redeemed, may be worth


 more or less than their original cost. Information regarding the indexes used for comparison were obtained


 from outside sources, have not been independently verified and do not reflect the deduction of


    any Contract charges or fees. See page B-36 for additional information.

                              PERFORMANCE FIGURES


                           (AS OF DECEMBER 31, 1997)


                                  (CONTINUED)


                                                                   COMPARED TO
                           -------------------------------------------------------------------------------------------
                                                                                           SALOMON BROS   SALOMON BROS
                                                               CDA CERT       CDA CERT      HIGH GRADE     HIGH GRADE
                              CONSUMER         CONSUMER       OF DEPOSIT     OF DEPOSIT     CORP BOND      CORP BOND
                           PRICE INDEX(7)   PRICE INDEX(7)     INDEX(8)       INDEX(8)       INDEX(9)       INDEX(9)
                            CUMULATIVE %     ANNUALIZED %    CUMULATIVE %   ANNUALIZED %   CUMULATIVE %   ANNUALIZED %
                               RETURN           RETURN          RETURN         RETURN         RETURN         RETURN
                           --------------   --------------   ------------   ------------   ------------   ------------
KEMPER MONEY MARKET
  SUBACCOUNT(20)
  Life of Portfolio (from
    04/06/82)............
  Ten Years..............      39.93             3.42                                         180.09         10.85
  Five Years.............      13.69             2.60                                          55.46          9.23
  Three Years............       7.72             2.51                                          45.69         13.36
  One Year...............       1.70             1.70                                          12.96         12.96
KEMPER HIGH YIELD
  SUBACCOUNT(19)
  Life of Portfolio (from
    04/06/82)............                                          N/A           N/A             N/A           N/A
  Ten Years..............      39.93             3.42              N/A           N/A             N/A           N/A
  Five Years.............      13.69             2.60              N/A           N/A             N/A           N/A
  Three Years............       7.72             2.51              N/A           N/A             N/A           N/A
  One Year...............       1.70             1.70              N/A           N/A             N/A           N/A
KEMPER GOVERNMENT
  SECURITIES SUBACCOUNT
  Life of Portfolio (from
    09/03/87)............                                          N/A           N/A          191.45         10.91
  Ten Years..............      39.93             3.42                                         180.09         10.85
  Five Years.............      13.69             2.60              N/A           N/A           55.46          9.23
  Three Years............       7.72             2.51              N/A           N/A           45.69         13.36
  One Year...............       1.70             1.70              N/A           N/A           12.96         12.96
KEMPER INVESTMENT GRADE
  BOND SUBACCOUNT
  Life of Portfolio (from
    05/01/96)............       3.72             2.21              N/A           N/A           22.33         12.85
  One Year...............       1.70             1.70              N/A           N/A           12.96         12.96
KEMPER GLOBAL INCOME
  SUBACCOUNT(18)
  Life of Portfolio (from
    05/01/97)............

                                   COMPARED TO
                           ---------------------------
                           LEHMAN BROS.   LEHMAN BROS.
                            GOVT/CORP      GOVT/CORP
                               BOND           BOND
                            INDEX(10)      INDEX(10)
                           CUMULATIVE %   ANNUALIZED %
                              RETURN         RETURN
                           ------------   ------------
KEMPER MONEY MARKET
  SUBACCOUNT(20)
  Life of Portfolio (from
    04/06/82)............         N/A          N/A
  Ten Years..............         N/A          N/A
  Five Years.............         N/A          N/A
  Three Years............         N/A          N/A
  One Year...............         N/A          N/A
KEMPER HIGH YIELD
  SUBACCOUNT(19)
  Life of Portfolio (from
    04/06/82)............
  Ten Years..............
  Five Years.............
  Three Years............
  One Year...............
KEMPER GOVERNMENT
  SECURITIES SUBACCOUNT
  Life of Portfolio (from
    09/03/87)............
  Ten Years..............
  Five Years.............
  Three Years............
  One Year...............
KEMPER INVESTMENT GRADE
  BOND SUBACCOUNT
  Life of Portfolio (from
    05/01/96)............
  One Year...............
KEMPER GLOBAL INCOME
  SUBACCOUNT(18)
  Life of Portfolio (from
    05/01/97)............



The performance data quoted for the Subaccounts is based on past performance and is not representative of future


   results. Investment return and principal value will fluctuate so that unit values, when redeemed, may be worth


 more or less than their original cost. Information regarding the indexes used for comparison were obtained


 from outside sources, have not been independently verified and do not reflect the deduction of


    any Contract charges or fees. See page B-36 for additional information.

                              PERFORMANCE FIGURES


                           (AS OF DECEMBER 31, 1997)


                                  (CONTINUED)


                                                                          COMPARED TO
                                     --------------------------------------------------------------------------------------
                                                                            LEHMAN BROS      LEHMAN BROS      LEHMAN BROS
                                      MERRILL LYNCH      MERRILL LYNCH          LONG             LONG          GOVT/CORP
                                        GOVT/CORP          GOVT/CORP         GOVT/CORP        GOVT/CORP         1-3 YEAR
                                     MASTER INDEX(11)   MASTER INDEX(11)   BOND INDEX(12)   BOND INDEX(12)   BOND INDEX(13)
                                       CUMULATIVE %       ANNUALIZED %      CUMULATIVE %     ANNUALIZED %     CUMULATIVE %
                                          RETURN             RETURN            RETURN           RETURN           RETURN
                                     ----------------   ----------------   --------------   --------------   --------------
KEMPER MONEY MARKET SUBACCOUNT(20)
  Life of Portfolio (from
    04/06/82)......................          N/A               N/A               N/A              N/A              N/A
  Ten Years........................          N/A               N/A               N/A              N/A              N/A
  Five Years.......................          N/A               N/A               N/A              N/A              N/A
  Three Years......................          N/A               N/A               N/A              N/A              N/A
  One Year.........................          N/A               N/A               N/A              N/A              N/A
KEMPER HIGH YIELD SUBACCOUNT(19)
  Life of Portfolio (from
    04/06/82)......................                                              N/A              N/A              N/A
  Ten Years........................                                              N/A              N/A              N/A
  Five Years.......................                                              N/A              N/A              N/A
  Three Years......................                                              N/A              N/A              N/A
  One Year.........................                                              N/A              N/A              N/A
KEMPER GOVERNMENT SECURITIES
  SUBACCOUNT
  Life of Portfolio (from
    09/03/87)......................                                              N/A              N/A              N/A
  Ten Years........................
  Five Years.......................                                                                                N/A
  Three Years......................                                                                                N/A
  One Year.........................                                                                                N/A
KEMPER INVESTMENT GRADE BOND
  SUBACCOUNT
  Life of Portfolio (from
    05/01/96)......................                                              N/A              N/A              N/A
  One Year.........................                                              N/A              N/A              N/A
KEMPER GLOBAL INCOME PORTFOLIO(18)
  Life of Portfolio (from
    05/01/97)......................

                                      COMPARED TO
                                     --------------
                                      LEHMAN BROS
                                       GOVT/CORP
                                        1-3 YEAR
                                     BOND INDEX(13)
                                      ANNUALIZED %
                                         RETURN
                                     --------------
KEMPER MONEY MARKET SUBACCOUNT(20)
  Life of Portfolio (from
    04/06/82)......................        N/A
  Ten Years........................        N/A
  Five Years.......................        N/A
  Three Years......................        N/A
  One Year.........................        N/A
KEMPER HIGH YIELD SUBACCOUNT(19)
  Life of Portfolio (from
    04/06/82)......................        N/A
  Ten Years........................        N/A
  Five Years.......................        N/A
  Three Years......................        N/A
  One Year.........................        N/A
KEMPER GOVERNMENT SECURITIES
  SUBACCOUNT
  Life of Portfolio (from
    09/03/87)......................        N/A
  Ten Years........................
  Five Years.......................        N/A
  Three Years......................        N/A
  One Year.........................        N/A
KEMPER INVESTMENT GRADE BOND
  SUBACCOUNT
  Life of Portfolio (from
    05/01/96)......................        N/A
  One Year.........................        N/A
KEMPER GLOBAL INCOME PORTFOLIO(18)
  Life of Portfolio (from
    05/01/97)......................



The performance data quoted for the Subaccounts is based on past performance and is not representative of future


   results. Investment return and principal value will fluctuate so that unit values, when redeemed, may be worth


 more or less than their original cost. Information regarding the indexes used for comparison were obtained


 from outside sources, have not been independently verified and do not reflect the deduction of


    any Contract charges or fees. See page B-36 for additional information.

                              PERFORMANCE FIGURES


                           (AS OF DECEMBER 31, 1997)


                                  (CONTINUED)



                                                                                                              STANDARDIZED
                                                                                                                AVERAGE
                                                                                      NONSTANDARDIZED            ANNUAL
                                                                                      TOTAL RETURN(1)            TOTAL
                                                                                  ------------------------     RETURN(2)
                                                                                  CUMULATIVE    ANNUALIZED    ------------
                                           YEAR TO DATE(%)                           (%)           (%)         ANNUALIZED
                                              RETURN(3)        ENDING VALUE(4)      RETURN        RETURN       (%) RETURN
                                           ---------------     ---------------    ----------    ----------     ----------
KEMPER GROWTH SUBACCOUNT...............         19.84%
  Life of Subaccount (from 12/09/83)...                                                                          13.12
  Life of Portfolio (from 12/09/83)....                            244,715          511.79        13.75            N/A
  Ten Years............................                            162,599          306.50        15.06          13.83
  Five Years...........................                             81,021          102.55        15.16          12.77
  Three Years..........................                             75,549           88.87        23.61          20.25
  One Year.............................                             47,909           19.77        19.77          11.06


                                                                   COMPARED TO
                        -------------------------------------------------------------------------------------------------
                                                                                               STANDARD &     STANDARD &
                                                                                                 POOR'S         POOR'S
                          STANDARD &       STANDARD &        CONSUMER          CONSUMER          MIDCAP         MIDCAP
                        POOR'S 500 (6)   POOR'S 500 (6)   PRICE INDEX (7)   PRICE INDEX (7)    INDEX (14)     INDEX (14)
                         CUMULATIVE %     ANNUALIZED %     CUMULATIVE %      ANNUALIZED %     CUMULATIVE %   ANNUALIZED %
                            RETURN           RETURN           RETURN            RETURN           RETURN         RETURN
                        --------------   --------------   ---------------   ---------------   ------------   ------------
KEMPER GROWTH
 SUBACCOUNT
 Life of Portfolio
   (from 12/09/83)....      487.82           13.42             60.14              3.41
 Ten Years............      292.76           14.66             39.93              3.42
 Five Years...........      122.72           17.37             13.69              2.60           107.64         15.74
 Three Years..........      111.30           28.32              7.72              2.51            96.75         25.32
 One Year.............       31.01           31.01              1.70              1.70            30.44         30.44

                                COMPARED TO
                        ---------------------------

                           NASDAQ         NASDAQ
                        COMPOS (15)    COMPOS (15)
                        CUMULATIVE %   ANNUALIZED %
                           RETURN         RETURN
                        ------------   ------------
KEMPER GROWTH
 SUBACCOUNT
 Life of Portfolio
   (from 12/09/83)....     459.82         13.03
 Ten Years............     375.19         16.86
 Five Years...........     131.97         18.33
 Three Years..........     108.83         27.83
 One Year.............      21.64         21.64



The performance data quoted for the Subaccounts is based on past performance and is not representative of future


  results. Investments return and principal value will fluctuate so that unit values, when redeemed, may be worth


 more or less than their original cost. Information regarding the indexes used for comparison were obtained


 from outside sources, have not been independently verified and do not reflect the deduction of


    any Contract charges or fees. See page B-36 for additional information.

                              PERFORMANCE FIGURES


                           (AS OF DECEMBER 31, 1997)


                                  (CONTINUED)



                                                                                                              STANDARDIZED
                                                                                                                AVERAGE
                                                                                        NONSTANDARDIZED          ANNUAL
                                                                                        TOTAL RETURN(1)          TOTAL
                                                                                    -----------------------    RETURN(2)
                                                        YEAR TO DATE                CUMULATIVE                ------------
                                                             (%)          ENDING       (%)       ANNUALIZED    ANNUALIZED
                                                          RETURN(3)      VALUE(4)     RETURN     (%) RETURN    (%) RETURN
                                                        ------------     --------   ----------   ----------    ----------
KEMPER SMALL CAP GROWTH..............................      32.55%
  Life of Subaccount (from 05/02/94).................                                                            21.96
  Life of Portfolio (from 05/02/94)..................                     88,741      121.85       24.26           N/A
  Three Years........................................                     86,076      115.19       29.07         26.13
  One Year...........................................                     52,999       32.50       32.50         23.82
KEMPER SMALL CAP VALUE SUBACCOUNT....................      20.23%
  Life of Subaccount (from 05/01/96).................                                                             7.85
  Life of Portfolio (from 05/01/96)..................                     48,562       21.41       12.33           N/A
  One Year...........................................                     48,075       20.19       20.19         12.27



                                                                              COMPARED TO
                                      -------------------------------------------------------------------------------------------
                                      CONSUMER PRICE   CONSUMER PRICE   RUSSELL 2000   RUSSELL 2000      NASDAQ         NASDAQ
                                         INDEX(7)         INDEX(7)       INDEX(16)      INDEX(16)      COMPOS(15)     COMPOS(15)
                                       CUMULATIVE %     ANNUALIZED %    CUMULATIVE %   ANNUALIZED %   CUMULATIVE %   ANNUALIZED %
                                          RETURN           RETURN          RETURN         RETURN         RETURN         RETURN
                                      --------------   --------------   ------------   ------------   ------------   ------------
KEMPER SMALL CAP GROWTH
  Life of Portfolio (from
    05/02/94).......................        9.91            2.61            72.03          15.96         112.01          22.77
  Three Years.......................        7.72            2.51            74.56          20.42         108.83          27.83
  One Year..........................        1.70            1.70            20.52          20.52          21.64          21.64
KEMPER SMALL CAP VALUE SUBACCOUNT
  Life of Portfolio (from
    05/01/96).......................        3.72            2.21            24.76          14.18          30.90          17.51
  One Year..........................        1.70            1.70            20.52          20.52          21.64          21.64


The performance data quoted for the Subaccounts is based on past performance and is not representative of future
  results. Investments return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of

    any Contract charges or fees. See page B-36 for additional information.

                              PERFORMANCE FIGURES


                           (AS OF DECEMBER 31, 1997)


                                  (CONTINUED)



                                                                                                             STANDARDIZED
                                                                                                               AVERAGE
                                                                                                                ANNUAL
                                                                                 NONSTANDARDIZED                TOTAL
                                                                                 TOTAL RETURN(1)              RETURN(2)
                                                                         --------------------------------    ------------
                                   YEAR TO DATE(%)                       CUMULATIVE (%)    ANNUALIZED (%)     ANNUALIZED
                                      RETURN(3)       ENDING VALUE(4)        RETURN            RETURN         (%) RETURN
                                   ---------------    ---------------    --------------    --------------     ----------
KEMPER INTERNATIONAL
  SUBACCOUNT(18)...............         8.11%
  Life of Subaccount (from
    01/06/92)..................                                                                                  7.42
  Life of Portfolio (from
    01/06/92)..................                            67,815            69.54              9.21              N/A
  Five Years...................                            69,183            72.96             11.57             9.40
  Three Years..................                            55,408            38.52             11.47             8.42
  One Year.....................                            43,225             8.06              8.06             0.71



                                                                                        COMPARED TO
                                                             ------------------------------------------------------------------
                                                              STANDARD &       STANDARD &      CONSUMER PRICE    CONSUMER PRICE
                                                             POOR'S 500(6)    POOR'S 500(6)       INDEX(7)          INDEX(7)
                                                             CUMULATIVE %     ANNUALIZED %      CUMULATIVE %      ANNUALIZED %
                                                                RETURN           RETURN            RETURN            RETURN
                                                             -------------    -------------    --------------    --------------
KEMPER INTERNATIONAL SUBACCOUNT(18)
  Life of Portfolio (from 01/06/92)......................       132.57            15.15            17.06              2.67
  Five Years.............................................       122.72            17.37            13.69              2.60
  Three Years............................................       111.30            28.32             7.72              2.51
  One Year...............................................        31.01            31.01             1.70              1.70






                                                                          COMPARED TO
                                              -------------------------------------------------------------------
                                                                                  MORGAN STANLEY   MORGAN STANLEY
                                              MORGAN STANLEY    MORGAN STANLEY    INTER'L WORLD    INTER'L WORLD
                                              EAFE INDEX (17)   EAFE INDEX (17)     INDEX (21)       INDEX (21)
                                               CUMULATIVE %      ANNUALIZED %      CUMULATIVE %     ANNUALIZED %
                                                  RETURN            RETURN            RETURN           RETURN
                                              ---------------   ---------------   --------------   --------------
KEMPER INTERNATIONAL SUBACCOUNT(18)
  Life of Portfolio (from 01/06/92).........       53.34              7.40            72.34             9.52
  Five Years................................       73.96             11.71            88.40            13.51
  Three Years...............................       21.09              6.59            51.41            14.84
  One Year..................................        2.06              2.06            14.17            14.17



The performance data quoted for the Subaccounts is based on past performance and is not representative of future


   results. Investment return and principal value will fluctuate so that unit values, when redeemed, may be worth


 more or less than their original cost. Information regarding the indexes used for comparison were obtained


 from outside sources, have not been independently verified and do not reflect the deduction of


    any Contract charges or fees. See page B-36 for additional information.

                              PERFORMANCE FIGURES


                           (AS OF DECEMBER 31, 1997)


                                  (CONTINUED)



                                                                                                                    STANDARDIZED
                                                                                                                      AVERAGE
                                                                                                                       ANNUAL
                                                                                      NONSTANDARDIZED                  TOTAL
                                                                                      TOTAL RETURN(1)                RETURN(2)
                                                                             ----------------------------------    --------------
                                                YEAR TO DATE      ENDING     CUMULATIVE (%)     ANNUALIZED (%)     ANNUALIZED (%)
                                               (%) RETURN(3)     VALUE(4)        RETURN             RETURN             RETURN
                                               -------------     --------    --------------     --------------     --------------
KEMPER TOTAL RETURN SUBACCOUNT(19).........        18.48%
  Life of Subaccount (from 04/06/82).......                                                                             10.89
  Life of Portfolio (from 04/06/82)........                      231,524         478.81              11.81                N/A
  Ten Years................................                      128,832         222.08              12.41              10.80
  Five Years...............................                       67,486          67.96              10.93               8.22
  Three Years..............................                       68,234          70.58              19.48              15.98
  One Year.................................                       47,361          18.40              18.40               9.46
KEMPER HORIZON 10+ SUBACCOUNT..............        15.33%
  Life of Subaccount (from 05/01/96).......                                                                             10.41
  Life of Portfolio (from 05/01/96)........                       50,922          27.31              15.57                N/A
  One Year.................................                       46,101          15.25              15.25               6.53
KEMPER HORIZON 5 SUBACCOUNT................        11.31%
  Life of Subaccount (from 05/01/96).......                                                                              7.20
  Life of Portfolio (from 05/01/96)........                       48,363          20.91              12.05                N/A
  One Year.................................                       44,497          11.24              11.24               3.12
KEMPER BLUE CHIP SUBACCOUNT................          N/A
  Life of Subaccount (from 05/01/97).......                                                                               N/A
  Life of Portfolio (from 05/01/97)........                       44,243          10.61                N/A                N/A



                                                                            COMPARED TO
                                  -----------------------------------------------------------------------------------------------
                                                                    CONSUMER        CONSUMER       LEHMAN BROS      LEHMAN BROS
                                   STANDARD &      STANDARD &         PRICE           PRICE       GOVT/CORP 1-3    GOVT/CORP 1-3
                                  POOR'S 500(6)   POOR'S 500(6)     INDEX(7)        INDEX(7)      YEAR BOND(13)    YEAR BOND(13)
                                  CUMULATIVE %    ANNUALIZED %    CUMULATIVE %    ANNUALIZED %     CUMULATIVE %     ANNUALIZED %
                                     RETURN          RETURN          RETURN          RETURN           RETURN           RETURN
                                  -------------   -------------   ------------    ------------    -------------    -------------
KEMPER TOTAL RETURN
  SUBACCOUNT(19)
  Life of Portfolio (from
    04/06/82)..................
  Ten Years....................      292.76           14.66           39.93           3.42
  Five Years...................      122.72           17.37           13.69           2.60
  Three Years..................      111.30           28.32            7.72           2.51
  One Year.....................       31.01           31.01            1.70           1.70
KEMPER HORIZON 10+ SUBACCOUNT
  Life of Portfolio (from
    05/01/96)..................       48.25           26.62            3.72           2.21
  One Year.....................       31.01           31.01            1.70           1.70
KEMPER HORIZON 5 SUBACCOUNT
  Life of Portfolio (from
    05/01/96)..................       48.25           26.62            3.72           2.21
  One Year.....................       31.01           31.01            1.70           1.70
KEMPER BLUE CHIP SUBACCOUNT
  Life of Portfolio (from
    05/01/97)..................



The performance data quoted for the Subaccounts is based on past performance and is not representative of future


   results. Investment return and principal value will fluctuate so that unit values, when redeemed, may be worth


 more or less than their original cost. Information regarding the indexes used for comparison were obtained


 from outside sources, have not been independently verified and do not reflect the deduction of


    any Contract charges or fees. See page B-36 for additional information.

                              PERFORMANCE FIGURES


                           (AS OF DECEMBER 31, 1997)


                                  (CONTINUED)



                                                                          COMPARED TO
                                           -------------------------------------------------------------------------
                                             MERRILL LYNCH       MERRILL LYNCH       LEHMAN BROS       LEHMAN BROS
                                               GOVT/CORP           GOVT/CORP          GOVT/CORP         GOVT/CORP
                                           MASTER INDEX (11)   MASTER INDEX (11)   BOND INDEX (10)   BOND INDEX (10)
                                             CUMULATIVE %        ANNUALIZED %       CUMULATIVE %      ANNUALIZED %
                                                RETURN              RETURN             RETURN            RETURN
                                           -----------------   -----------------   ---------------   ---------------
KEMPER TOTAL RETURN SUBACCOUNT(19)
  Life of Portfolio (from 04/06/82)......
  Ten Years..............................
  Five Years.............................
  Three Years............................
  One Year...............................
KEMPER HORIZON 10+ SUBACCOUNT
  Life of Portfolio (from 05/01/96)......
  One Year...............................
KEMPER HORIZON 5 SUBACCOUNT
  Life of Portfolio (from 05/01/96)......
  One Year...............................
KEMPER BLUE CHIP SUBACCOUNT
  Life of Portfolio (from 05/01/97)......



The performance data quoted for the Subaccounts is based on past performance and is not representative of future


   results. Investment return and principal value will fluctuate so that unit values, when redeemed, may be worth


 more or less than their original cost. Information regarding the indexes used for comparison were obtained


 from outside sources, have not been independently verified and do not reflect the deduction of


    any Contract charges or fees. See page B-36 for additional information.

                           PERFORMANCE FIGURES--NOTES



  *  N/A Not Applicable



 (1) The Nonstandardized Total Return figures quoted are based on a hypothetical $40,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract except for the Withdrawal Charge and any charge for applicable premium taxes which may be imposed in certain states.



 (2) The Standardized Average Annual Total Return figures quoted are based on a hypothetical $1,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract including the applicable Withdrawal Charge that may be imposed at the end of the quoted period. Premium taxes are not reflected.



 (3) The Year to Date percentage return figures quoted are based on the change in unit values for the period January 1, 1997 through December 31, 1997.



 (4) The Ending Values quoted are based on a $10,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract except for the Withdrawal Charge and any charge for applicable premium taxes which may be imposed in certain states.



 (5) The Dow Jones Industrial Average is an unmanaged unweighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Assumes reinvestment of dividends.



 (6) The Standard & Poor's 500 Stock Index is an unmanaged weighted average of 500 stocks, over 95% of which are listed on the New York Stock Exchange. Assumes reinvestment of dividends.



 (7) The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups.



 (8) The CDA Certificate of Deposit Index is provided by CDA Investment Technologies, Inc., Silver Spring, Maryland, and is based upon a statistical sampling of the yield of 30-day certificates of deposit of major commercial banks. Yield is based upon a monthly compounding of interest.



 (9) The Salomon Brothers High Grade Corporate Bond Index is on a total return basis with all dividends reinvested and is comprised of high grade long-term industrial and utility bonds rated in the top two rating categories.



(10) The Lehman Brothers Government/Corporate Bond Index is on a total return basis and is comprised of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof, quasi-Federal corporation, or corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, non-convertible, domestic debt of the three major corporate classifications: industrial, utility, and financial. Only notes and bonds with a minimum outstanding principal amount of $1,000,000 and a minimum of one year are included. Bonds included must have a rating of at least Baa by Moody's Investors Service, BBB by Standard & Poor's Corporation or in the case of bank bonds not rated by either Moody's or Standard & Poor's, BBB by Fitch Investors Service.



(11) The Merrill Lynch Government/Corporate Master Index is based upon the total returns with all dividends reinvested of 4,000 corporate and 300 government bonds issued with an intermediate average maturity and an average quality rating of Aa (Moody's Investors Service, Inc.) /AA (Standard & Poor's Corporation).



(12) The Lehman Brothers Long Government/Corporate Bond Index is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are balanced monthly by market capitalization.



(13) The Lehman Brothers Government/Corporate 1-3 Year Bond Index is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and three years.



(14) The Standard & Poor's Midcap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $700 million. The index was developed with a base level of 100 as of December 31, 1990.



(15) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. The index was developed with a base level of 100 as of February 5, 1971.



(16) The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The index was developed with a base value of
     135.00 as of December 31, 1986.



(17) The Morgan Stanley EAFE is the Morgan Stanley Capital International Europe, Australia, Far East index. This index is an unmanaged index that is considered to be generally representative of major non-United States stock markets.



(18) There are special risks associated with investing in non-U.S. companies, including fluctuating foreign currency exchange rates, foreign governmental regulations and differing degrees of liquidity that may adversely affect portfolio securities.



(19) The high yield potential offered by these Subaccounts reflect the substantial risks associated with investments in high-yield bonds.

(20) An investment in the Kemper Money Market Subaccount is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Kemper Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.



(21) The Morgan Stanley International World Index is an arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Singapore/Malaysia, South Africa Gold, Spain, Switzerland, United Kingdom, and the United States. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes. The index covers about 60% of the issues listed on the exchanges of the countries included.



TAX-DEFERRED ACCUMULATION


                                  NON-QUALIFIED                    CONVENTIONAL
                                     ANNUITY                       SAVINGS PLAN
                             AFTER-TAX CONTRIBUTIONS
                            AND TAX-DEFERRED EARNINGS
                         --------------------------------
                                            TAXABLE LUMP      AFTER-TAX CONTRIBUTIONS
                         NO WITHDRAWALS    SUM WITHDRAWAL      AND TAXABLE EARNINGS
                         --------------    --------------     -----------------------
10 Years.............       $107,946          $ 86,448               $ 81,693
20 Years.............        233,048           165,137                133,476
30 Years.............        503,133           335,021                218,082

This chart compares the accumulation of a $50,000 initial investment into a Non-Qualified Annuity and a Conventional Savings Plan. Contributions to the Non-qualified Annuity and the Conventional Savings Plan are made after-tax. Only the gain in the Non-Qualified Annuity will be subject to income tax in a taxable lump sum withdrawal. The chart assumes a 37.1% federal marginal tax rate and an 8% annual return. The 37.1% federal marginal tax is based on a marginal tax rate of 36%, representative of the target market, adjusted to reflect a decrease of $3 of itemized deductions for each $100 of income over $117,950. Tax rates are subject to change as is the tax-deferred treatment of the Certificates. Income on Non-Qualified Annuities is taxed as ordinary income upon withdrawal. A 10% tax penalty may apply to early withdrawals. See "Federal Income Taxes" in the prospectus. The chart does not reflect the following charges and expenses under Kemper Passport: 1.10% mortality and expense risk; .15% administration charges; 6% maximum deferred withdrawal charge; and $30 annual records maintenance charge. The tax-deferred accumulation would be reduced if these charges were reflected. No implication is intended by the use of these assumptions that the return shown is guaranteed in any way or that the return shown represents an average or expected rate of return over the period of the Contracts. [IMPORTANT--THIS IS NOT AN ILLUSTRATION OF YIELD OR RETURN]

Unlike savings plans, contributions to Non-Qualified Annuities provide tax-deferred treatment on earnings. In addition, contributions to tax-deferred retirement annuities are not subject to current tax in the year of contribution. When monies are received from a Non-Qualified Annuity (and you have many different options on how you receive your funds), they are subject to income tax. At the time of receipt, if the person receiving the monies is retired, not working or has additional tax exemptions, these monies may be taxed at a lesser rate.

APPENDIX B

STATE PREMIUM TAX CHART


                                                                              RATE OF TAX
                                                                    -------------------------------
                                                                    QUALIFIED         NON-QUALIFIED
                               STATE                                  PLANS               PLANS
                               -----                                ---------         -------------
    California..................................................       .50%               2.35%*
    District of Columbia........................................      2.25%               2.25%*
    Kentucky....................................................      2.00%*              2.00%*
    Maine.......................................................        --                2.00%
    Nevada......................................................        --                3.50%*
    South Dakota................................................        --                1.25%
    West Virginia...............................................      1.00%               1.00%
    Wyoming.....................................................        --                1.00%


      * Taxes become due when annuity benefits commence, rather than when the premiums are collected. At the time of annuitization, the premium tax payable will be charged against the Certificate Value.

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS TO BE INCLUDED IN PART A:


     Condensed Financial Information


     Kemper Investors Life Insurance Company and Subsidiaries


     Reports of Independent Public Accountants



     Kemper Investors Life Insurance Company and Subsidiaries Consolidated
      Balance Sheets as of December 31, 1997 and 1996



     Kemper Investors Life Insurance Company and Subsidiaries Consolidated
      Statement of Operations, years ended December 31, 1997, 1996 and 1995



     Kemper Investors Life Insurance Company and Subsidiaries Consolidated
      Statement of Stockholder's Equity, years ended December 31, 1997, 1996 and January 4, 1996, and 1995



     Kemper Investors Life Insurance Company and Subsidiaries Consolidated
      Statement of Cash Flows, years ended December 31, 1997, 1996 and 1995


     Notes to Consolidated Financial Statements

(B) FINANCIAL STATEMENTS TO BE INCLUDED IN PART B:

     KILICO Variable Annuity Separate Account


     Reports of Independent Public Accountants



     Statements of Assets and Liabilities and Contract Owners' Equity as of
      December 31, 1997



     Statements of Operations from the Year Ended December 31, 1997



     Statements of Changes in Contract Owners' Equity for the Years Ended
      December 31, 1997 and 1996


     Notes to Financial Statements

(C) EXHIBITS:


 (4)1.1    A copy of resolution of the Board of Directors of Kemper
           Investors Life Insurance Company dated September 13, 1977.
 (4)1.2    A copy of Record of Action of Kemper Investors Life
           Insurance Company dated April 15, 1983.
 (6)1.3    Plan of Reorganization.
  2.       Not Applicable.
 (2)3.1    Distribution Agreement between Investors Brokerage Services,
           Inc. and KILICO.
 (1)3.2    Addendum to Kemper Financial Services, Inc. Selling Group
           Agreement.
 (5)4.1    Form of Group Variable and Market Value Adjusted Annuity
           Contract.
 (5)4.2    Form of Certificate to Variable and Market Value Adjusted
           Annuity Contract and Enrollment Application.
 (5)4.3    Form of Individual Variable and Market Value Adjusted
           Annuity Contract and Enrollment Application.
 (5)4.4    Form of Endorsement to Variable and Market Value Adjusted
           Deferred Annuity Contract.
 (5)4.5    Form of Endorsement to Certificate to Variable and Market
           Value Adjusted Deferred Annuity Contract.
 (5)5.     Form of Application.
 (2)6.1 Kemper Investors Life Insurance Company articles of incorporation.
 (5)6.2    Kemper Investors Life Insurance Company by-laws.

  7.         Inapplicable.
  8.         Inapplicable.
 (6)9.       Opinion and Consent of Counsel.
 10.1        Consents of Coopers & Lybrand L.L.P., Independent Accountants.
 10.2        Consent of KPMG Peat Marwick LLP, Independent Auditors.
 11.         Inapplicable.
 12.         Inapplicable.
(6)13.1      Schedules for Computation of Performance Information.
(3)13.2      Schedule for Computation of Performance Information for Small Cap Growth Subaccount.
(3)13.3      Schedules for Computation of Performance Information for Investment Grade Bond, Value, Small Cap Value,
             Value+Growth, Horizon 20+, Horizon 10+ and Horizon 5 Subaccounts.
 14.         Organizational Chart.
 16.1        Schedule IV: Reinsurance (year ended December 31, 1997).
 16.2        Schedule V: Valuation and qualifying accounts (year ended December 31, 1997).
(5)16.3      Schedule V: Valuation and qualifying accounts (year ended December 31, 1996).
(2)16.4      Schedule V: Valuation and qualifying accounts (year ended December 31, 1995).
(2)17.       Notice Concerning Regulatory Relief.


---------------

(1) Incorporated herein by reference to Exhibits filed with Amendment No. 32 to the Registration Statement on Form N-4 for KILICO Variable Annuity Separate Account (File No. 811-3199) filed on or about April 27, 1995.

(2) Incorporated herein by reference to Exhibits filed with the Amendment No. 1 to the Registration Statement on Form S-1 for KILICO (File No. 333-02491) filed on or about April 25, 1996.

(3) Incorporated by reference to Exhibits filed with Amendment No. 9 to the Statement on Form N-4 for KILICO (File No. 333-43501) filed on or about April 26, 1996.

(4) Incorporated herein by reference to Exhibits filed with the Registration Statement on Form N-4 for KILICO (File No. 333-22375) filed on or about February 26, 1997.

(5) Incorporated herein by reference to Amendment No. 2 to the Registration Statement on Form S-1 for KILICO (File No. 333-02491) filed on or about April 23, 1997.


(6) Incorporated herein by reference to Amendment No. 10 to the Registration Statement on Form N-4 (File No. 33-43501) filed on or about April 28, 1997.

ITEM 25. DIRECTORS AND OFFICERS OF KEMPER INVESTORS LIFE INSURANCE COMPANY

          The directors and officers of KILICO are listed below together with their current positions. The address of each officer and director is 1 Kemper Drive, Long Grove, Illinois 60049.


                                                                OFFICE WITH KILICO
                    NAME                                        ------------------
    John B. Scott........................  President, Chief Executive Officer and Director
    Frederick L. Blackmon................  Senior Vice President and Chief Financial Officer
    James E. Hohmann.....................  Senior Vice President and Chief Actuary
    William H. Bolinder..................  Chairman of the Board and Director
    Loren J. Alter.......................  Director
    David A. Bowers......................  Director
    Markus Rohrbasser....................  Director
    Eliane C. Frye.......................  Executive Vice President
    Debra P. Rezabek.....................  Senior Vice President, General Counsel and Corporate
                                           Secretary
    James C. Harkensee...................  Senior Vice President
    Edward K. Loughridge.................  Senior Vice President and Corporate Development Officer
    Phillip D. Meserve...................  Senior Vice President
    Kenneth M. Sapp......................  Senior Vice President
    George Vlaisavljevich................  Senior Vice President
    Robert A. Daniel.....................  Controller and Treasurer
    Gary W. Fridley......................  Chief Investment Officer
    Lynn E. Patterson....................  Chief Underwriter and Service Officer
    Barbara S. Sacks.....................  Chief Service Officer


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

          See Exhibit 14 for organizational charts of persons under common control with Kemper Investors Life Insurance Company.

          Investors Brokerage Services, Inc. and Investors Brokerage Services Insurance Agency, Inc., Delaware corporations, are wholly owned subsidiaries of KILICO.

ITEM 27. NUMBER OF CONTRACT OWNERS


          At March 20, 1998, the Registrant had approximately 9,466 qualified and non-qualified Kemper Passport Contract Owners.


ITEM 28. INDEMNIFICATION

          To the extent permitted by law of the State of Illinois and subject to all applicable requirements thereof, Article VI of the By-Laws of Kemper Investors Life Insurance Company ("KILICO") provides for the indemnification of any person against all expenses (including attorneys fees), judgments, fines, amounts paid in settlement and other costs actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in which he is a party or is threatened to be made a party by reason of his being or having been a director, officer, employee or agent of KILICO, or serving or having served, at the request of KILICO, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of his holding a fiduciary position in connection with the management or administration of retirement, pension, profit sharing or other benefit plans including, but not limited to, any fiduciary liability under the Employee Retirement Income Security Act of 1974 and any amendment thereof, if he acted in good faith and in a manner he reasonably believed to be in and not opposed to the best interests of KILICO, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that he did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of KILICO, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. No indemnification shall be made in respect of any claim, issue or matter as to which a director or officer shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company, unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, employees or agents of KILICO pursuant to the foregoing provisions, or otherwise, KILICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by KILICO of expenses incurred or paid by a director, officer, employee or agent of KILICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer, employee or agent of KILICO in connection with variable annuity contracts, KILICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by KILICO is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

ITEM 29.(A) PRINCIPAL UNDERWRITER


          Investors Brokerage Services, Inc. acts as principal underwriter for KILICO Variable Annuity Separate Account, KILICO Variable Separate Account, KILICO Variable Separate Account-2, Kemper Investors Life Insurance Company Variable Annuity Account C and FKLA Variable Separate Account.


ITEM 29.(B) INFORMATION REGARDING PRINCIPAL UNDERWRITER, INVESTORS BROKERAGE SERVICES, INC.

          The address of each officer is 1 Kemper Drive, Long Grove, IL 60049.


                         NAME AND PRINCIPAL                           POSITION AND OFFICES
                          BUSINESS ADDRESS                              WITH UNDERWRITER
                         ------------------                           --------------------
    John B. Scott...............................................  Chairman and Director
    Otis R. Heldman, Jr. .......................................  President and Director
    Robert A. Daniel............................................  Vice President and Treasurer
    Michael A. Kelly............................................  Vice President
    Debra P. Rezabek............................................  Secretary
    Frank J. Julian.............................................  Assistant Secretary
    Eliane C. Frye..............................................  Director
    Phillip D. Meserve..........................................  Director
    George Vlaisavljevich.......................................  Director


ITEM 29.(C)

        Inapplicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


          Accounts, books and other documents required to be maintained by
     Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Kemper Investors Life Insurance Company at its home office at 1 Kemper Drive, Long Grove, Illinois 60049 or at Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606-5808.


ITEM 31. MANAGEMENT SERVICES

        Inapplicable.

ITEM 32. UNDERTAKINGS AND REPRESENTATIONS

          Representation Regarding Fees and Charges Pursuant to Section 26 of the Investment Company Act of 1940.

          Kemper Investors Life Insurance Company ("KILICO") represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by KILICO.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, KILICO Variable Annuity Separate Account has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Long Grove and State of Illinois on the 15th day of April, 1998.


                                          KILICO VARIABLE ANNUITY SEPARATE
                                          ACCOUNT
                                          (Registrant)
                                          By: Kemper Investors Life Insurance
                                          Company


                                                  BY: /s/ JOHN B. SCOTT
                                          --------------------------------------
                                                       John B. Scott,
                                                Chief Executive Officer and
                                                        President


                                          KEMPER INVESTORS LIFE INSURANCE
                                          COMPANY
                                          (Depositor)


                                                  BY: /s/ JOHN B. SCOTT
                                          --------------------------------------
                                                       John B. Scott,
                                                Chief Executive Officer and
                                                        President



As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following directors and principal officers of Kemper Investors Life Insurance Company in the capacities indicated on the 15th day of April, 1998.



                      SIGNATURE                                                  TITLE
                      ---------                                                  -----

                  /s/ JOHN B. SCOTT                         Chief Executive Officer, President and Director
-----------------------------------------------------       (Principal Executive Officer)
                    John B. Scott

                 /s/ W. H. BOLINDER                         Chairman of the Board and Director
-----------------------------------------------------
                 William H. Bolinder

              /s/ FREDERICK L. BLACKMON                     Senior Vice President Chief Financial Officer
-----------------------------------------------------       (Principal Financial Officer and
                Frederick L. Blackmon                       Principal Accounting Officer)

                 /s/ LOREN J. ALTER                         Director
-----------------------------------------------------
                   Loren J. Alter

                 /s/ DAVID A. BOWERS                        Director
-----------------------------------------------------
                   David A. Bowers

                                                            Director
-----------------------------------------------------
                  Markus Rohrbasser

                                 EXHIBIT INDEX


                                                                        SEQUENTIALLY
EXHIBIT                                                                   NUMBERED
NUMBER                               TITLE                                 PAGES
-------                              -----                              ------------
          Consents of Coopers & Lybrand L.L.P., Independent
  10.1    Accountants.................................................
  10.2    Consent of KPMG Peat Marwick LLP, Independent Auditors......
  14      Organizational Chart........................................
  16.1    Schedule IV: Reinsurance (year ended December 31, 1997).....
          Schedule V: Valuation and qualifying accounts (year ended
  16.2    December 31, 1997)..........................................